As filed with the Securities and Exchange Commission on February 27, 2006

Securities Act File No. 333-23017
Investment Company Act File No. 811-08085

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act of 1933

Post-Effective Amendment No. 34

and

Registration Statement Under The Investment Company Act of 1940

Amendment No. 37

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(Address of Principal Executive Offices)   (Zip Code)

(973) 802-6469

(Registrant’s Telephone Number, Including Area Code)

JONATHAN D. SHAIN, ASSISTANT SECRETARY
STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copies to:

MARGERY NEALE, ESQ.
Willkie Farr & Gallagher LLP
787 Seventh Avenue, New York N.Y. 10019-6099

It is proposed that this filing will become effective (check appropriate space)

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b) of rule 485.
☐	60 days after filing pursuant to paragraph (a)(1).

☐	on (date) pursuant to paragraph (a)(1).

☐	75 days after filing pursuant to paragraph (a)(2).

☐	on (date) pursuant to paragraph (a)(2) of rule 485.
☐	on (date) pursuant to paragraph (a)(3) of rule 485.

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

FEBRUARY 27, 2006

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

CLASS A, CLASS B, CLASS C, CLASS D, CLASS L, CLASS M, CLASS X AND Z SHARES

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND

STRATEGIC PARTNERS SMALL-CAP GROWTH FUND

STRATEGIC PARTNERS MID-CAP GROWTH FUND

STRATEGIC PARTNERS MID-CAP VALUE FUND

STRATEGIC PARTNERS TECHNOLOGY FUND

STRATEGIC PARTNERS MANAGED OTC FUND

STRATEGIC PARTNERS CAPITAL GROWTH FUND

STRATEGIC PARTNERS CONCENTRATED GROWTH FUND

STRATEGIC PARTNERS CORE VALUE FUND

STRATEGIC PARTNERS LARGE CAP CORE FUND

STRATEGIC PARTNERS EQUITY INCOME FUND

STRATEGIC PARTNERS BALANCED FUND

STRATEGIC PARTNERS HIGH YIELD BOND FUND

STRATEGIC PARTNERS MONEY MARKET FUND

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change sub-advisors of each Fund without shareholder approval. For more information, please see this Prospectus under "Management of the Funds."

Table of Contents

1	Risk/Return Summary

16	Past Performance

35	Expense Information

35	Shareholder Transaction Expenses

36	Annual Fund Operating Expenses

39	Expense Examples

45	Investment Programs of the Funds

45	Strategic Partners International Growth Fund

48	Strategic Partners Small-Cap Growth Fund (formerly known as Strategic Partners Managed Small-Cap Growth Fund)

50	Strategic Partners Mid-Cap Growth Fund

53	Strategic Partners Mid-Cap Value Fund (formerly known as Strategic Partners Relative Value Fund)

55	Strategic Partners Technology Fund

57	Strategic Partners Managed OTC Fund

58	Strategic Partners Capital Growth Fund

62	Strategic Partners Concentrated Growth Fund

64	Strategic Partners Core Value Fund

66	Strategic Partners Large Cap Core Fund

68	Strategic Partners Equity Income Fund

69	Strategic Partners Balanced Fund

71	Strategic Partners High Yield Bond Fund

74	Strategic Partners Money Market Fund

77	Portfolio Turnover

78	How to Buy Shares

95	Special Investment Programs and Privileges

96	How to Redeem Shares

98	Expedited Redemption Privilege

98	Redemption in Kind

98	Small Accounts

100	How to Exchange Shares

102	Determination of Net Asset Value

104	Shareholder Account Rules and Policies

107	Disclosure of Portfolio Holdings

110	Management of the Funds

110	Proposed Reorganizations

110	The Investment Managers

111	The Sub-Advisors

120	Fees and Expenses

123	Dividends, Capital Gains and Taxes

127	Financial Highlights

157	Certain Risk Factors and Investment Methods

Risk/Return Summary

Strategic Partners Mutual Funds, Inc. (the "Company") is comprised of fourteen investment portfolios (each a "Fund" and together the "Funds"). The Company is designed to provide a wide range of investment options. Each Fund has its own investment goal and style (and, as a result, its own level of risk). Some of the Funds offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Funds. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

It is not possible to provide an exact measure of the risk to which a Fund is subject, and a Fund's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Fund's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a fund will be subject. The following discussion highlights the investment strategies and risks of the Funds. Additional information about each Fund's potential investments and its risks is included in this Prospectus under "Investment Programs of the Funds."

International Funds

Fund	Investment Goal	Primary Investments
Strategic Partners International Growth Fund	■ Capital growth	■ The Fund invests primarily in equity securities of foreign companies.

Principal Investment Strategies

The Strategic Partners International Growth Fund will invest, under normal circumstances, at least 80% of the value of its assets in equity securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Strategic Partners Mutual Funds, Inc. 1

Risk/Return Summary

Principal Risks

■  The Fund is an equity fund, and the primary risk is that the value of the stocks it holds will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

■  The level of risk of the Fund will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. While the Fund does not invest primarily in companies located in developing countries, it may invest in those companies to some degree, and investment in developing countries may accentuate the risks of foreign investing.

■  Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although the Fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

Capital Growth Funds

Fund	Investment Goal	Primary Investments
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	■ Maximum capital growth	■ The Fund invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index.

Strategic Partners Mid-Cap Growth Fund	■ Long-term capital growth	■ The Fund invests primarily in equity securities of medium-sized companies.

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	■ Capital growth	■ The Fund invests primarily in common stocks of medium capitalization companies.

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Fund	Investment Goal	Primary Investments
Strategic Partners Technology Fund	■ Capital growth	■ The Fund invests primarily in equity securities of companies engaged in technology-related industries.

Strategic Partners Managed OTC Fund	■ Provide investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance of the NASDAQ-100 Index	■ The Fund invests primarily in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the NASDAQ-100. The Fund will utilize financial instruments, such as futures contracts and options, to create leverage and may use sampling techniques in seeking its investment objective.

Strategic Partners Capital Growth Fund	■ Capital growth	■ The Fund invests primarily in common stocks, with the majority of the Fund's assets in large-cap stocks.

Strategic Partners Concentrated Growth Fund	■ Capital growth	■ The Fund invests primarily in equity securities of approximately 30-45 large-cap companies.

Strategic Partners Core Value Fund	■ Long-term capital growth	■ The Fund invests primarily in common stocks of large capitalization companies that appear to be undervalued.

The Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund, will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active

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Risk/Return Summary

stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2005, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.16 billion and the median market capitalization was $607 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions.

The assets of the Fund are independently managed by two subadvisers under a multi-manager structure: RS Investments, L.P. ("RS") and Transamerica Investment Management LLC ("Transamerica"). Pursuant to the multi-manager structure, Prudential Investments LLC ("PI") determines and allocates a portion of the Fund's assets to each of the Sub-advisors. RS and Transamerica are each responsible for managing approximately 50% of the Fund's assets. Consistent with the overall investment strategy of the Fund, PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the Sub-advisors. In addition, PI periodically reallocates assets among the Sub-advisors. The allocations will be reviewed by PI periodically, and the allocations may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

By using two or more Sub-advisors for the Fund, and by periodically rebalancing or reallocating the Fund's assets among the Sub-advisors, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce volatility. In addition, the use of several Sub-advisors may help to protect the Fund from capacity risk (a Sub-advisor's determine to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the Sub-advisor).

RS is a fundamental research-driven manager, focusing on bottom-up stock selection. They seek to provide capital appreciation through a diversified portfolio of rapidly growing small-cap companies typically underfollowed by Wall Street analysts. RS looks for companies that possess attractive valuations and earnings growth rates, sustainable competitive advantages, superior financial characteristics and strong management teams.

Transamerica employs a top-down, fundamental approach to investing in a portfolio of small-capitalization companies. The top-down process is used to identify portfolio themes with a strong growth potential, while the bottom-up process focuses on fundamental research. Transamerica looks for companies with superior managements, strong financials, and products/services that demonstrate excellent growth in revenue and earnings.

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The Strategic Partners Mid-Cap Growth Fund will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Fund pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Fund, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell MidCap Growth Index (the "Russell MidCap"). The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

The Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund, will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Fund. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Strategic Partners Technology Fund will invest, under normal circumstances, at least 80% of the value of its assets in securities issued by companies engaged in technology-related industries. These industries include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video. A portion of the Fund's assets may be invested outside of this sector. The Sub-advisor uses a bottom-up approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate above-average growth rates for the next three to five

Strategic Partners Mutual Funds, Inc. 5

Risk/Return Summary

years. The Sub-advisor prefers markets and industries where leadership is small and tends to avoid slower-growing markets or industries.

A core portion of the Fund's portfolio is invested in market-leading technology companies that the Sub-advisor believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that the Sub-advisor believes to be emerging leaders in their fields.

Note: Subject to Shareholder approval, the Strategic Partners Technology Fund is expected to merge into Jennison U.S. Emerging Growth Fund, Inc. on or about June 2006. See "Management of the Funds — Proposed Reorganizations," herein for additional information.

The Strategic Partners Managed OTC Fund pursues its objective by investing primarily in securities of companies included in the NASDAQ-100 Index (the "NASDAQ-100") (or equity securities that, in the Sub-advisor's opinion, should simulate the daily movement of the NASDAQ-100) and leverage techniques using financial instruments, such as futures contracts, options and swaps relating to the NASDAQ-100. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities traded on the NASDAQ or another over-the-counter market and/or financial instruments with similar economic characteristics. Assets not invested in equity securities or financial instruments may be invested in debt securities or money market securities. The Fund may also use sampling techniques in seeking its investment objective by holding a representative sample of the securities in the index underlying the Fund's benchmark, which have aggregate characteristics similar to those of the index. In addition, the Fund may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

The NASDAQ-100 is a modified capitalization-weighted index composed of the equity securities of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System. The Sub-advisor will attempt to consistently use leverage to increase the Fund's exposure to 125% of the NASDAQ-100. If the Sub-advisor achieves this goal, the value of the Fund's shares will tend to increase on a daily basis, before fees and expenses, by 125% of the value of any increase in the NASDAQ-100. When the value of the NASDAQ-100 declines, the value of the Fund's shares should also decrease on a daily basis by 125% of the value of any decrease in the Index (e.g., if the NASDAQ-100 goes down by 5%, the value of the Fund's shares should go down by 6.25% on that day). The Fund does not seek to provide correlation with its benchmark over a period of time other than daily because mathematical compounding prevents the Fund from achieving such results.

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The Sub-advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to the NASDAQ-100, while seeking to remain fully invested in all market environments. While it is not expected that the daily performance of the Fund will deviate more than 1%, before fees and expenses, from the Fund's goal of achieving results corresponding to 125% of the daily return of the NASDAQ-100, certain factors may affect the Fund's ability to achieve this correlation. The Sub-advisor will monitor the Fund on an ongoing basis, and make adjustments, as necessary, to minimize tracking error and to maximize liquidity.

Note: Subject to Shareholder approval, the Strategic Partners Managed OTC Fund is expected to mergen into Jennison U.S. Emerging Growth Fund, Inc on or about June 2006. See "Management of the Funds — Proposed Reorganizations," for additional information.

The Strategic Partners Capital Growth Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends Sub-advisor has observed.

The Sub-advisor then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Sub-advisor may visit with various levels of a company's management, as well as with its customers and (as

Strategic Partners Mutual Funds, Inc. 7

Risk/Return Summary

relevant) suppliers, distributors, and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the Sub-advisor, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Funds' core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Funds' portfolios also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

The Strategic Partners Concentrated Growth Fund will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

The Strategic Partners Core Value Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Fund seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Sub-advisor's investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Fund investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor. In selecting investments for the model

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portfolio, the Sub-advisor takes a "bottom-up" approach. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor relates present value of each company's forecasted future cash flow to the current price of its stock. The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks

All of the capital growth funds are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.

The risk to which the capital growth funds are subject depends in part on the size of the companies in which the particular fund or portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund, can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The Strategic Partners Mid-Cap Growth Fund, can be expected to be subject to somewhat less risk, and the Strategic Partners Equity Income Fund, the Strategic Partners Capital Growth Fund, the Strategic Partners Concentrated Growth Fund, the Strategic Partners Core Value Fund, and the Strategic Partners Managed OTC Fund to somewhat less risk than the mid-cap funds. The Strategic Partners Managed OTC Fund, however, will likely be subject to a greater level of risk than the average large-cap fund because the Fund seeks to magnify its investment results relative to its benchmark index and because of the relatively volatile nature of the securities in which it will invest. The Fund employs leverage and other investment techniques that may be considered aggressive.

The Strategic Partners Core Value Fund takes a value approach to investing, while, the Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund, the Strategic Partners Capital Growth Fund, the Strategic Partners Concentrated Growth Fund, and the Strategic Partners Managed OTC Fund take a growth approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A fund investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

The Strategic Partners Concentrated Growth Fund and the Strategic Partners Managed OTC Fund are subject to an additional risk factor because they may be less

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Risk/Return Summary

diversified than most equity funds and, therefore, a single security's increase or decrease in value may have a greater impact on these Funds' share price and total return. Because of this, these Funds' share prices may be expected to fluctuate more than comparable diversified funds. The Strategic Partners Managed OTC Fund may also be exposed to technology investment risk since many of the companies in the NASDAQ-100 Index are technology related companies.

Part of the historical performance of certain Funds is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although the Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

Growth and Income Funds

Fund	Investment Goal	Primary Investments
Strategic Partners Large Cap Core Fund	■ To outperform the S&P 500® Stock Index	■ The Fund invests primarily in common stocks included in the S&P 500®.

Strategic Partners Equity Income Fund	■ Long term capital growth and income	■ The Fund invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

Strategic Partners Balanced Fund	■ Capital growth and current income	■ The Fund normally invests approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

Principal Investment Strategies

The Strategic Partners Large Cap Core Fund, will invest, under normal circumstances, at least 80% of its total assets in the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®"). The Fund seeks to outperform the S&P 500® through stock selection resulting in different weightings of common stocks relative to the index. The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

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In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Fund in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Fund. The Fund may invest up to 15% of its total assets in equity securities not included in the S&P 500®.

While the Fund attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500® over short or extended periods.

The Strategic Partners Equity Income Fund normally will invest in common stocks at large companies that appear to be undervalued. The Fund will also invest in securities that are expected to provide dividend income.

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects.

In seeking to achieve its objective, the Fund invests primarily in the equity securities (common and preferred stocks, warrants and convertibles.) of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which the Fund invests) will come to reflect the companies' intrinsic economic values. The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for capital appreciation and divend growth. The Fund may also invest in debt securities, foreign securities and futures and options in keeping with the objective.

The Sub-advisor to the Strategic Partners Balanced Fund intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. For the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

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Risk/Return Summary

In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500® Index without taking on significant additional risk.

The fixed-income portion of the Fund is invested primarily in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S. currency. At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category, and up to 15% may be invested in securities rated in the fifth category.

Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will be in the 3-to 10-year range. The Sub-advisor will adjust the weighted average portfolio maturity in response to expected changes in interest rates.

The Sub-advisor also consult the rankings described above when determining whether to sell a particular security. As a security's ranking falls, the Sub-advisor will consider many factors in addition to the computer-generated information for the security, including, among other things, a security's price, whether a security's risk parameters outweigh its return opportunities, general market conditions and any other factors deemed relevant by the Sub-advisor.

Principal Risks

Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income funds and portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income funds are subject is likely to be somewhat less than a fund investing exclusively for capital growth. Nonetheless, the share prices of the growth and income funds can decline substantially.

The value approach of the Equity Income Fund carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

The Strategic Partners Large Cap Core Fund and the Strategic Partners Equity Income Fund invest primarily in equity securities. The Strategic Partners Balanced Fund generally invests in both equity and fixed income securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in

12 Visit our website at www.strategicpartners.com

equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

Each of the Funds that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. Each of these Funds generally invests in intermediate- to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

The Strategic Partners Balanced Fund generally takes a growth approach to investing in equity securities, while the other growth and income funds take a value approach. Growth stocks are those of companies that are expected to grow at above-average rates, while value stocks are believed to be selling at prices lower than what they are actually worth. A fund investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. Because the equity portion of the fund uses quantitative management techniques to try to achieve a total return that exceeds the total return of the S&P 500 Index, its performance will correlate to the index's performance. If the index goes down, it is likely that the fund's performance will go down.

Because the Strategic Partners Large Cap Core Fund invests primarily in equity securities included in the S&P 500®, and some of these securities do not produce income, the Fund may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

Fixed Income Funds

Fund	Investment Goal	Primary Investments
Strategic Partners High Yield Bond Fund	■ High current income and may consider potential for capital appreciation	■ The Fund invests primarily in-high yield fixed income securities that, at the time of purchase are non-investment grade securities.

Strategic Partners Money Market Fund	■ Maximize current income and maintain high levels of liquidity	■ The Fund invests in high-quality, short-term, U.S. dollar-denominated instruments.

Principal Investment Strategies

The Strategic Partners High Yield Bond Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are

Strategic Partners Mutual Funds, Inc. 13

Risk/Return Summary

securities rated Ba or below by Moody's Investors Services, Inc. or BB or below by Standard & Poor's Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock.

The Strategic Partners Money Market Fund will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Fund must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Fund will limit its investments to those securities that, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. The Fund will not purchase any security (other than a United States Government security) unless:

  (1)  if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

  (2)  if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

  (3)  it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks

The risk of a fund investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

As a fund that invests primarily in lower-quality fixed income securities, the Strategic Partners High Yield Bond Fund will be subject to a level of risk that is high relative to other fixed income funds, which may be comparable to or higher than some equity funds. Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and

14 Visit our website at www.strategicpartners.com

interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

The Strategic Partners Money Market Fund seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund's net asset value to fall below $1. In addition, the income earned by the Fund will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Fund, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Fund's net asset value to fall below $1. The Investment Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Strategic Partners Mutual Funds, Inc. 15

Past Performance

The bar charts show the performance of the Class L shares of each Fund for each full calendar year the Fund has been in operation. The first table below each bar chart shows each such Fund's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns before taxes for Class A, Class B, Class L, Class M, Class C, Class X and Class Z (Strategic Partners Mid-Cap Value Fund only) shares of each Fund for one year, five years and since inception, as well as the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class L shares of each Fund (other than the Strategic Partners Money Market Fund) for one year, five years and since inception. No information is presented with respect to Class A shares of Strategic Partners Money Market Fund or Class Z shares of Strategic Partners Mid-Cap Value Fund, since these share classes have not been in existence for a full calendar year.

After-tax returns are shown for Class L shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative performance at net asset value (or NAV), the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing the Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges; the other figures do not, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.

Note: Prior to April 12, 2004, Class L shares and Class M shares were known as Class A shares and Class B shares, respectively.

16 Visit our website at www.strategicpartners.com

Strategic Partners International Growth Fund*

BEST QUARTER: 55.63% (4th quarter 1999) WORST QUARTER: –21.42% (3rd quarter 2001)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	9.37%	– 0.47%	5.11%
Return After Taxes on Distributions	9.55	– 0.51	4.89
Return After Taxes on Distributions and Sale of Fund Shares	6.27	– 0.41	4.31
Class A
Return Before Taxes	9.90	—	10.76
Class B
Return Before Taxes	10.45	—	11.43
Class M
Return Before Taxes	9.46	– 0.22	5.35
Class C
Return Before Taxes	14.50	0.21	5.39
Class X
Return Before Taxes	9.45	– 0.39	5.28
Index
Morgan Stanley Capital International (MSCI) EAFE Index	13.54	4.55	6.33
Lipper International Multi-Cap Growth Funds Avg.	15.27	2.46	5.97

*  Inception date: December 31, 1997

Strategic Partners Mutual Funds, Inc. 17

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

18 Visit our website at www.strategicpartners.com

Strategic Partners Small-Cap Growth Fund (formerly known as Strategic Partners Managed

Small-Cap Growth Fund)

BEST QUARTER: 21.61% (2nd quarter 2003) WORST QUARTER: –28.72% (3rd quarter 2001)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Since Inception*
Class L
Return Before Taxes	– 9.23%	– 10.77%
Return After Taxes on Distributions	– 9.58	– 10.83
Return After Taxes on Distributions and Sale of Fund Shares	– 5.72	– 8.73
Class A
Return Before Taxes	– 8.72	– 3.96
Class B
Return Before Taxes	– 8.98	– 4.42
Class M
Return Before Taxes	– 9.88	– 10.66
Class C
Return Before Taxes	– 5.19	– 10.35
Class X
Return Before Taxes	– 9.82	– 10.62
Index
Russell 2000 Index	4.55	3.98
Lipper Small-Cap Growth Funds Avg.	5.66	– 3.35
Russell 2000 Growth Index	4.15	– 5.68

*  Inception date: March 1, 2000

Strategic Partners Mutual Funds, Inc. 19

Past Performance

Strategic Partners Mid-Cap Growth Fund*

BEST QUARTER: 18.31% (2nd quarter 2003) WORST QUARTER: –27.89% (3rd quarter 2001)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Since Inception*
Class L
Return Before Taxes	– 1.63%	– 13.72%
Return After Taxes on Distributions	2.74	– 13.23
Return After Taxes on Distributions and Sale of Fund Shares	– 1.06	– 11.02
Class A
Return Before Taxes	– 1.42	4.87
Class B
Return Before Taxes	– 1.28	5.35
Class M
Return Before Taxes	– 2.27	– 13.49
Class C
Return Before Taxes	2.74	– 13.23
Class X
Return Before Taxes	– 2.26	– 13.56
Index
S&P MidCap 400 Index	12.56	7.11
Lipper Mid-Cap Growth Funds Avg.	9.79	– 4.33
Russell Mid-Cap Growth Index	12.10	– 4.51
Russell MidCap Index	12.65	6.88

*  Inception date: September 11, 2000

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Strategic Partners Mid-Cap Value Fund (formerly known as Strategic Partners Relative Value Fund)

BEST QUARTER: 14.70% (2nd quarter 2003) WORST QUARTER: –14.64% (3rd quarter 2002)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	4.92%	8.34%	12.29%
Return After Taxes on Distributions	1.86	7.17	11.33
Return After Taxes on Distributions and Sale of Fund Shares	7.03	7.02	10.65
Class A
Return Before Taxes	5.44	—	11.54
Class B
Return Before Taxes	6.32	—	12.42
Class M
Return Before Taxes	5.40	8.81	12.65
Class C
Return Before Taxes	9.89	9.10	12.66
Class X
Return Before Taxes	5.41	8.64	12.54
Index
S&P MidCap 400 Index	12.56	8.60	15.38
Lipper Mid-Cap Value Funds Avg.	9.15	11.28	13.92
Russell Mid Cap Value Index	12.65	12.21	13.59
Russell Mid Cap Index	12.65	8.45	12.82

*  Inception date: August 19, 1998

Strategic Partners Mutual Funds, Inc. 21

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

22 Visit our website at www.strategicpartners.com

Strategic Partners Technology Fund*

BEST QUARTER: 36.90% (4th quarter 2001) WORST QUARTER: –40.83% (3rd quarter 2001)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Since Inception*
Class L
Return Before Taxes	– 2.33%	– 21.47%
Return After Taxes on Distributions	– 2.33	– 21.48
Return After Taxes on Distributions and Sale of Fund Shares	– 1.51	– 16.44
Class A
Return Before Taxes	– 2.32	– 2.27
Class B
Return Before Taxes	– 2.09	– 2.13
Class M
Return Before Taxes	– 3.10	– 21.43
Class C
Return Before Taxes	1.89	– 21.07
Class X
Return Before Taxes	– 2.75	– 21.32
Index
S&P 500 Index	4.91	– 2.01
Lipper Science & Technology Funds Avg.	5.11	– 17.23

*  Inception date: September 11, 2000

Strategic Partners Mutual Funds, Inc. 23

Past Performance

Strategic Partners Managed OTC Fund*

BEST QUARTER: 44.02% (4th quarter 2001) WORST QUARTER: –43.97% (3rd quarter 2001)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Since Inception*
Class L
Return Before Taxes	– 6.33%	– 22.16%
Return After Taxes on Distributions	– 6.33	– 22.16
Return After Taxes on Distributions and Sale of Fund Shares	– 4.12	– 16.88
Class A
Return Before Taxes	– 5.98	2.11
Class B
Return Before Taxes	– 6.03	2.21
Class M
Return Before Taxes	– 7.01	– 21.85
Class C
Return Before Taxes	– 2.07	– 21.60
Class X
Return Before Taxes	– 7.35	– 21.90
Index
NASDAQ-100 Index	1.49	– 15.65
Lipper Multi-Cap Growth Funds Avg.	8.80	– 7.74

*  Inception date: September 11, 2000

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Strategic Partners Capital Growth Fund*

BEST QUARTER: 32.72% (4th quarter 1999) WORST QUARTER: –17.20% (3rd quarter 2001)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	0.25%	– 0.22%	5.71%
Return After Taxes on Distributions	0.25	– 0.22	5.71
Return After Taxes on Distributions and Sale of Fund Shares	0.16	– 0.19	4.97
Class A
Return Before Taxes	0.75	—	6.40
Class B
Return Before Taxes	0.84	—	6.92
Class M
Return Before Taxes	– 0.15	0.05	6.03
Class C
Return Before Taxes	4.86	0.45	6.01
Class X
Return Before Taxes	– 0.14	– 0.15	5.90
Index
S&P 500 Index	4.91	0.54	5.28
Lipper Large-Cap Growth Funds Avg.	6.20	– 3.99	3.73
Russell 1000 Growth Index	5.26	– 3.58	2.22

*  Inception date: August 19, 1998

Strategic Partners Mutual Funds, Inc. 25

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

26 Visit our website at www.strategicpartners.com

Strategic Partners Concentrated Growth Fund*

BEST QUARTER: 32.68% (4th quarter 1999) WORST QUARTER: –24.28% (3rd quarter 2001)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	– 3.31%	– 9.55%	0.44%
Return After Taxes on Distributions	– 3.31	– 9.55	0.42
Return After Taxes on Distributions and Sale of Fund Shares	– 2.15	– 7.85	0.36
Class A
Return Before Taxes	– 2.84	—	0.16
Class B
Return Before Taxes	– 2.97	—	0.26
Class M
Return Before Taxes	– 3.87	– 9.30	0.66
Class C
Return Before Taxes	1.13	– 8.95	0.62
Class X
Return Before Taxes	– 3.97	– 9.49	0.67
Index
S&P 500 Index	4.91	0.54	4.84
Lipper Large-Cap Growth Funds Avg.	6.20	– 3.99	3.06
Russell 1000 Growth Index	5.26	– 3.58	2.16

*  Inception date: July 28, 1997

Strategic Partners Mutual Funds, Inc. 27

Past Performance

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

28 Visit our website at www.strategicpartners.com

Strategic Partners Core Value Fund*

BEST QUARTER: 16.34% (2nd quarter 2003) WORST QUARTER: –19.17% (3rd quarter 2002)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Since Inception*
Class L
Return Before Taxes	– 1.05%	6.14%
Return After Taxes on Distributions	– 1.99	5.63
Return After Taxes on Distributions and Sale of Fund Shares	0.59	5.15
Class A
Return Before Taxes	– 0.58	4.88
Class B
Return Before Taxes	– 0.46	5.37
Class M
Return Before Taxes	– 1.44	6.61
Class C
Return Before Taxes	3.47	6.92
Class X
Return Before Taxes	– 1.45	6.45
Index
S&P 500 Index	4.91	1.83
Lipper Multi-Cap Value Funds Avg.	6.37	5.72
Russell 1000 Value Index	7.05	6.00

*  Inception date: March 1, 2001

Strategic Partners Mutual Funds, Inc. 29

Past Performance

Strategic Partners Large Cap Core Fund*

BEST QUARTER: 13.61% (2nd quarter 2003) WORST QUARTER: –17.22% (3rd quarter 2002)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	– 3.28%	– 1.09%	– 1.26%
Return After Taxes on Distributions	– 3.37	– 1.11	– 1.27
Return After Taxes on Distributions and Sale of Fund Shares	– 2.02	– 0.92	– 1.06
Class A
Return Before Taxes	– 2.84	—	1.96
Class B
Return Before Taxes	– 2.88	—	2.40
Class M
Return Before Taxes	– 3.87	– 0.78	– 0.93
Class C
Return Before Taxes	1.13	– 0.38	– 0.77
Class X
Return Before Taxes	– 3.96	– 1.00	– 1.12
Index
S&P 500 Index	4.91	0.54	0.15
Lipper Large-Cap Core Funds Avg.	4.84	– 0.95	– 0.34
Russell 1000 Index	6.27	1.07	0.91

*   Inception date: November 1, 1999

30 Visit our website at www.strategicpartners.com

Strategic Partners Equity Income Fund*

BEST QUARTER: 17.73% (2nd quarter 2003) WORST QUARTER: –18.67% (3rd quarter 2002)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	– 2.35%	1.26%	4.96%
Return After Taxes on Distributions	– 2.35	1.08	4.67
Return After Taxes on Distributions and Sale of Fund Shares	– 1.52	0.98	4.16
Class A
Return Before Taxes	– 1.57	—	2.79
Class B
Return Before Taxes	– 1.77	—	3.01
Class M
Return Before Taxes	– 2.77	1.61	5.26
Class C
Return Before Taxes	2.16	1.95	5.24
Class X
Return Before Taxes	– 2.81	1.42	5.15
Index
S&P 500 Index	4.91	0.54	4.79
Lipper Large-Cap Value Funds Avg.	5.72	3.10	5.16
Russell 1000 Value Index	7.05	5.28	7.00

* Inception date: December 31, 1997

Strategic Partners Mutual Funds, Inc. 31

Past Performance

Strategic Partners Balanced Fund*

BEST QUARTER: 13.59% (4th quarter 1998) WORST QUARTER: –8.89% (3rd quarter 2002)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	– 2.05%	1.57%	4.37%
Return After Taxes on Distributions	– 2.22	1.09	3.86
Return After Taxes on Distributions and Sale of Fund Shares	– 1.12	1.06	3.47
Class A
Return Before Taxes	– 1.60	—	2.62
Class B
Return Before Taxes	– 1.54	—	3.11
Class M
Return Before Taxes	– 2.62	1.90	4.56
Class C
Return Before Taxes	2.38	2.25	4.55
Class X
Return Before Taxes	– 2.62	1.70	4.55
Index
Blended Index	3.98	3.10	5.80
Lipper Balanced Funds Avg.	4.69	2.67	4.95

*  Inception date: July 28, 1997

32 Visit our website at www.strategicpartners.com

Strategic Partners High Yield Bond Fund*

BEST QUARTER: 7.76% (2nd quarter 2003) WORST QUARTER: –7.21% (4th quarter 2000)

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	– 3.07%	6.22%	3.65%
Return After Taxes on Distributions	– 5.53	3.12	0.53
Return After Taxes on Distributions and Sale of Fund Shares	– 2.02	3.38	1.12
Class A
Return Before Taxes	– 3.19	—	3.06
Class B
Return Before Taxes	– 4.07	—	2.97
Class M
Return Before Taxes	– 5.01	6.33	3.65
Class C
Return Before Taxes	– 0.32	6.62	3.65
Class X
Return Before Taxes	– 4.90	6.18	3.66
Index
Lehman Brothers U.S. Corporate High Yield Index	2.74	8.39	5.78
Lipper High Current Yield Funds	2.74	8.85	5.40
Lehman Brothers U.S. High Yield 2% Insurer Capped Index	2.44	7.23	3.82

*  Inception date: July 28, 1997

Strategic Partners Mutual Funds, Inc. 33

Past Performance

Strategic Partners Money Market Fund*

BEST QUARTER: 1.55% (3rd quarter 2000) WORST QUARTER: –0.12% (1st quarter 2003)

	Class L	Class D	Class M	Class C	Class X
7-day yield (as of 12/31/05)	2.80%	2.80%	2.30%	2.30%	2.30%

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	1.77%	1.24%	2.42%
Return After Taxes on Distributions	1.15	0.77	1.47
Return After Taxes on Distributions and Sale of Fund Shares	1.15	0.77	1.47
Class M
Return Before Taxes	1.26	0.73	1.89
Class C
Return Before Taxes	1.26	0.73	1.89
Class D
Return Before Taxes	1.77	N/A	1.25
Class X
Return Before Taxes	1.26	0.73	1.90
Index
Lipper Money Market Instrument Funds Avg.	2.37	1.59	2.99

*  Inception date: July 28, 1997

34 Visit our website at www.strategicpartners.com

Expense Information

The maximum transaction costs and total annual operating expenses associated with investing in Class A, Class B, Class C, Class L, Class M, Class X, Class D (Money Market Fund only) and Class Z (Mid-Cap Value Fund only) shares of each Fund are reflected in the following tables. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2005.

Shareholder Transaction Expenses (fees paid directly from your investment)

	High Yield Bond			All Other Funds
	Class A (other than Class A shares of Money Market Fund)[4]	Class B	Class C	Class A	Class B	Class C
Maximum Sales Charge (Load) on Purchases (as % of offering price)	4.50%	None	None	5.50%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None[1]	5.00%[2]	1.00%[2]	None[1]	5.00%[2]	1.00%[2]
Redemption Fee	None[3]	None[3]	None[3]	None[3]	None[3]	None[3]
Exchange Fee	None	None	None	None	None	None

	High Yield Bond		All Other Funds (other than Class L and D shares of Money Market Fund)[4]
	Class L	Class M & X	Class L	Class M & X
Maximum Sales Charge (Load) on Purchases (as % of offering price)	4.25%	None	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None[1]	6.00%[2]	None[1]	6.00%[2]
Redemption Fee	None[3]	None[3]	None[3]	None[3]
Exchange Fee	None	None	None	None

Mid-Cap Value Fund
Class Z
Maximum Sales Charge (Load) on Purchases (as % of offering price)	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None
Redemption Fee	None[3]
Exchange Fee	None

Strategic Partners Mutual Funds, Inc. 35

Expense Information

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, in %)

Fund	Management Fees	Distribution And Service (12b-1) Fees[5]	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement[6]	Net Annual Fund Operating Expenses
Strategic Partners International Growth Fund
Class A	1.00%	0.30%	0.81%[8]	2.11%	(0.26)%	1.85%
Class B	1.00	1.00	0.81[8]	2.81	(0.21)	2.60
Class C	1.00	1.00	0.81[8]	2.81	(0.21)	2.60
Class L	1.00	0.50	0.81[8]	2.31	(0.21)	2.10
Class M	1.00	1.00	0.81[8]	2.81	(0.21)	2.60
Class X	1.00	1.00	0.81[8]	2.81	(0.21)	2.60
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund
Class A	0.95%	0.30%	1.50%	2.75%	(1.10)%	1.65%
Class B	0.95	1.00	1.50	3.45	(1.05)	2.40
Class C	0.95	1.00	1.50	3.45	(1.05)	2.40
Class L	0.95	0.50	1.50	2.95	(1.05)	1.90
Class M	0.95	1.00	1.50	3.45	(1.05)	2.40
Class X	0.95	1.00	1.50	3.45	(1.05)	2.40
Strategic Partners Mid-Cap Growth Fund
Class A	0.90%	0.30%	1.00%[8]	2.20%	(0.55)%	1.65%
Class B	0.90	1.00	1.00[8]	2.90	(0.50)	2.40
Class C	0.90	1.00	1.00[8]	2.90	(0.50)	2.40
Class L	0.90	0.50	1.00[8]	2.40	(0.50)	1.90
Class M	0.90	1.00	1.00[8]	2.90	(0.50)	2.40
Class X	0.90	1.00	1.00[8]	2.90	(0.50)	2.40
Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund
Class A	0.90%	0.30%	0.50%	1.70%	(0.10)%	1.60%
Class B	0.90	1.00	0.50	2.40	(0.05)	2.35
Class C	0.90	1.00	0.50	2.40	(0.05)	2.35
Class L	0.90	0.50	0.50	1.90	(0.05)	1.85
Class M	0.90	1.00	0.50	2.40	(0.05)	2.35
Class X	0.90	1.00	0.50	2.40	(0.05)	2.35
Class Z	0.90	None	0.50	1.40	(0.05)	1.35
Strategic Partners Technology Fund
Class A	1.00%	0.30%	1.88%[8]	3.18%	(1.53)%	1.65%
Class B	1.00	1.00	1.88[8]	3.88	(1.48)	2.40
Class C	1.00	1.00	1.88	3.88	(1.48)	2.40
Class L	1.00	0.50	1.88	3.38	(1.48)	1.90
Class M	1.00	1.00	1.88	3.88	(1.48)	2.40
Class X	1.00	1.00	1.88	3.88	(1.48)	2.40

36 Visit our website at www.strategicpartners.com

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, in %)

Fund	Management Fees		Distribution And Service (12b-1) Fees[5]	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement[6]	Net Annual Fund Operating Expenses
Strategic Partners Managed OTC Fund
Class A	0.85%		0.30%	1.00%	2.15%	(0.65)%	1.50%
Class B	0.85		1.00	1.00	2.85	(0.60)	2.25
Class C	0.85		1.00	1.00	2.85	(0.60)	2.25
Class L	0.85		0.50	1.00	2.35	(0.60)	1.75
Class M	0.85		1.00	1.00	2.85	(0.60)	2.25
Class X	0.85		1.00	1.00	2.85	(0.60)	2.25
Strategic Partners Capital Growth Fund
Class A	0.89%[7]		0.30%	0.48%	1.67%	(0.12)%	1.55%
Class B	0.89	[7]	1.00	0.48	2.37	(0.07)	2.30
Class C	0.89	[7]	1.00	0.48	2.37	(0.07)	2.30
Class L	0.89	[7]	0.50	0.48	1.87	(0.07)	1.80
Class M	0.89	[7]	1.00	0.48	2.37	(0.07)	2.30
Class X	0.89	[7]	1.00	0.48	2.37	(0.07)	2.30
Strategic Partners Concentrated Growth Fund
Class A	0.90%		0.30%	0.86%	2.06%	(0.56)%	1.50%
Class B	0.90		1.00	0.86	2.76	(0.51)	2.25
Class C	0.90		1.00	0.86	2.76	(0.51)	2.25
Class L	0.90		0.50	0.86	2.26	(0.51)	1.75
Class M	0.90		1.00	0.86	2.76	(0.51)	2.25
Class X	0.90		1.00	0.86	2.76	(0.51)	2.25
Strategic Partners Core Value Fund
Class A	0.85%		0.30%	0.80%	1.95%	(0.50)%	1.45%
Class B	0.85		1.00	0.80	2.65	(0.45)	2.20
Class C	0.85		1.00	0.80	2.65	(0.45)	2.20
Class L	0.85		0.50	0.80	2.15	(0.45)	1.70
Class M	0.85		1.00	0.80	2.65	(0.45)	2.20
Class X	0.85		1.00	0.80	2.65	(0.45)	2.20
Strategic Partners Large Cap Core Fund
Class A	0.80%		0.30%	0.75%	1.85%	(0.60)%	1.25%
Class B	0.80		1.00	0.75	2.55	(0.55)	2.00
Class C	0.80		1.00	0.75	2.55	(0.55)	2.00
Class L	0.80		0.50	0.75	2.05	(0.55)	1.50
Class M	0.80		1.00	0.75	2.55	(0.55)	2.00
Class X	0.80		1.00	0.75	2.55	(0.55)	2.00

Strategic Partners Mutual Funds, Inc. 37

Expense Information

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, in %)

Fund	Management Fees	Distribution And Service (12b-1) Fees[5]	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement[6]	Net Annual Fund Operating Expenses
Strategic Partners Equity Income Fund
Class A	0.85%	0.30%	0.64%	1.79%	(0.39)%	1.40%
Class B	0.85	1.00	0.64	2.49	(0.34)	2.15
Class C	0.85	1.00	0.64	2.49	(0.34)	2.15
Class L	0.85	0.50	0.64	1.99	(0.34)	1.65
Class M	0.85	1.00	0.64	2.49	(0.34)	2.15
Class X	0.85	1.00	0.64	2.49	(0.34)	2.15
Strategic Partners Balanced Fund
Class A	0.75%	0.30%	0.59%[8]	1.64%	(0.24)%	1.40%
Class B	0.75	1.00	0.59[8]	2.34	(0.19)	2.15
Class C	0.75	1.00	0.59[8]	2.34	(0.19)	2.15
Class L	0.75	0.50	0.59[8]	1.84	(0.19)	1.65
Class M	0.75	1.00	0.59[8]	2.34	(0.19)	2.15
Class X	0.75	1.00	0.59[8]	2.34	(0.19)	2.15
Strategic Partners High Yield Bond Fund
Class A	0.70%	0.30%	0.61%	1.61%	(0.36)%	1.25%
Class B	0.70	1.00	0.61	2.31	(0.31)	2.00
Class C	0.70	1.00	0.61	2.31	(0.31)	2.00
Class L	0.70	0.50	0.61	1.81	(0.31)	1.50
Class M	0.70	1.00	0.61	2.31	(0.31)	2.00
Class X	0.70	1.00	0.61	2.31	(0.31)	2.00
Strategic Partners Money Market Fund
Class A	0.50%	0.125%	0.77%	1.40%	(0.15)%	1.25%
Class C	0.50	1.00	0.77	2.27	(0.27)	2.00
Class D	0.50	0.50	0.77	1.77	(0.27)	1.50
Class L	0.50	0.50	0.77	1.77	(0.27)	1.50
Class M	0.50	1.00	0.77	2.27	(0.27)	2.00
Class X	0.50	1.00	0.77	2.27	(0.27)	2.00

1  Under certain circumstances, purchases of Class A and Class L shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase. For an additional discussion of the Class A and Class L CDSC, see this Prospectus under "How to Buy Shares."

2  If you purchase Class B shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions of Class B shares occurring in years one through six, respectively. If you own Class M or X shares, you may pay a CDSC if you redeem some or all of your shares before the end of the seventh (in the case of Class M shares) or eighth (in the case of Class X shares) year after which you purchased such shares. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase. For a discussion of the Class B, M, X and C CDSC, see this Prospectus under "How to Buy Shares."

38 Visit our website at www.strategicpartners.com

3  A $10 fee may be imposed for wire transfers of redemption proceeds. For an additional discussion of wire redemptions, see this Prospectus under "How to Redeem Shares."

4  Class A, Class L and Class D shares of the Strategic Partners Money Market Fund are sold without an initial sales charge (load).

5  For the period ending February 28, 2007, the Distributor has contractually agreed to limit its distribution and service (12b-1) fees for Class A shares to .25 of 1%.

6  The Funds' investment manager has contractually agreed to reimburse and/or waive fees for each Fund through February 28, 2007 so that each Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of the Fund's average net assets as follows: Strategic Partners International Growth Fund — 1.60%; Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund — 1.40%; Strategic Partners Strategic Partners Mid-Cap Growth Fund — 1.40%; Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund — 1.35%; Strategic Partners Technology Fund — 1.40%; Strategic Partners Managed OTC Fund — 1.25%; Strategic Partners Capital Growth Fund — 1.30%; Strategic Partners Concentrated Growth Fund — 1.25%; Strategic Partners Core Value Fund — 1.20%; Strategic Partners Large Cap Core Fund — 1.00%; Strategic Partners Equity Income Fund — 1.15%; Strategic Partners Balanced Fund — 1.15%; Strategic Partners High Yield Bond Fund — 1.00%; Strategic Partners Money Market Fund — 1.00%.

Effective as of August 1, 2005, the Investment Manager has contractually undertaken through February 28, 2006 to waive 0.10% of the Money Market Fund's annual management fee.

7  Reflects effective rate of management fee due to Fund assets exceeding breakpoints.

8  The Other Expenses have been restated to reflect current contractual rates for custody and accounting services.

Note: Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L shares and Class M shares are only be exchangeable with Class L shares and Class M shares, respectively, offered by the other Strategic Partners Funds.

Class X shares are closed to most new purchases (with the exception of reinvested dividends). Class X shares are only exchangeable with Class X shares offered by other Strategic Partners Funds.

Class A, Class L shares, Class D shares, Class C shares and Class M shares of the Money Market Fund are generally closed to new purchases.

Expense Examples

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Neither Class A shares of the Money Market Fund nor Class Z shares of Relative Value Fund were offered during the last fiscal year. The expenses, below, of Class A shares of the Money Market Fund and Class Z shares of Relative Value Fund are based on the expected expenses of the respective class of shares during the current fiscal year.

Full Redemption. This Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Funds' total operating expenses remain the same. (Class B shares automatically convert to Class A shares approximately seven years after purchase. Class X shares automatically convert to Class A shares approximately ten years after purchase.)

Strategic Partners Mutual Funds, Inc. 39

Expense Information

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Full Redemption	1 Year	3 Years	5 Years	10 Years
Strategic Partners International Growth Fund
Class A	$728	$1,151	$1,599	$2,838
Class B	763	1,151	1,565	2,878
Class C	363	851	1,465	3,123
Class L	776	1,236	1,721	3,053
Class M	863	1,251	1,665	2,956
Class X	863	1,251	1,765	3,123
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund
Class A	$709	$1,258	$1,832	$3,385
Class B	743	1,262	1,803	3,428
Class C	343	962	1,703	3,660
Class L	757	1,342	1,951	3,587
Class M	843	1,362	1,903	3,502
Class X	843	1,362	2,003	3,660
Strategic Partners Mid-Cap Growth Fund
Class A	$709	$1,150	$1,617	$2,904
Class B	743	1,151	1,584	2,944
Class C	343	851	1,484	3,188
Class L	757	1,235	1,739	3,118
Class M	843	1,251	1,684	3,022
Class X	843	1,251	1,784	3,188
Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund
Class A	$704	$1,047	$1,413	$2,440
Class B	738	1,044	1,376	2,478
Class C	338	744	1,276	2,733
Class L	752	1,133	1,538	2,666
Class M	838	1,144	1,476	2,559
Class X	838	1,144	1,576	2,733
Class Z	137	438	761	1,675
Strategic Partners Technology Fund
Class A	$709	$1,341	$1,997	$3,743
Class B	743	1,348	1,971	3,789
Class C	343	1,048	1,871	4,012
Class L	757	1,424	2,114	3,937
Class M	843	1,448	2,071	3,860
Class X	843	1,448	2,171	4,012

40 Visit our website at www.strategicpartners.com

Full Redemption	1 Year	3 Years	5 Years	10 Years
Strategic Partners Managed OTC Fund
Class A	$694	$1,127	$1,585	$2,848
Class B	728	1,126	1,551	2,888
Class C	328	826	1,451	3,133
Class L	743	1,212	1,707	3,063
Class M	828	1,226	1,651	2,966
Class X	828	1,226	1,751	3,133
Strategic Partners Capital Growth Fund
Class A	$699	$1,036	$1,397	$2,408
Class B	733	1,033	1,359	2,445
Class C	333	733	1,259	2,701
Class L	747	1,123	1,522	2,634
Class M	833	1,133	1,459	2,527
Class X	833	1,133	1,559	2,701
Strategic Partners Concentrated Growth Fund
Class A	$694	$1,109	$1,549	$2,766
Class B	728	1,108	1,514	2,806
Class C	328	808	1,414	3,053
Class L	743	1,195	1,672	2,984
Class M	828	1,208	1,614	2,884
Class X	828	1,208	1,714	3,053
Strategic Partners Core Value Fund
Class A	$689	$1,083	$1,501	$2,662
Class B	723	1,081	1,465	2,701
Class C	323	781	1,365	2,950
Class L	738	1,169	1,624	2,882
Class M	823	1,181	1,565	2,780
Class X	823	1,181	1,665	2,950
Strategic Partners Large Cap Core Fund
Class A	$670	$1,045	$1,443	$2,554
Class B	703	1,041	1,406	2,592
Class C	303	741	1,306	2,844
Class L	719	1,131	1,567	2,776
Class M	803	1,141	1,506	2,672
Class X	803	1,141	1,606	2,844
Strategic Partners Equity Income Fund
Class A	$686	$1,047	$1,432	$2,509
Class B	719	1,043	1,395	2,547
Class C	319	743	1,295	2,800
Class L	734	1,133	1,558	2,733
Class M	819	1,143	1,495	2,628
Class X	819	1,143	1,595	2,800

Strategic Partners Mutual Funds, Inc. 41

Expense Information

Full Redemption	1 Year	3 Years	5 Years	10 Years
Strategic Partners Balanced Fund
Class A	$685	$1,017	$1,371	$2,368
Class B	718	1,012	1,333	2,405
Class C	318	712	1,233	2,662
Class L	733	1,103	1,497	2,595
Class M	818	1,112	1,433	2,487
Class X	818	1,112	1,533	2,662
Strategic Partners High Yield Bond Fund
Class A	$572	$902	$1,254	$2,246
Class B	703	992	1,307	2,364
Class C	303	692	1,207	2,622
Class L	571	941	1,336	2,437
Class M	803	1,092	1,407	2,446
Class X	803	1,092	1,507	2,622
Strategic Partners Money Market Fund
Class A	$127	$428	$752	$1,667
Class C	203	683	1,191	2,584
Class D	153	531	934	2,062
Class L	153	531	934	2,062
Class M	203	1,083	1,391	2,378
Class X	203	1,083	1,491	2,584

No Redemption. You would pay the following expenses based on the above assumptions except that you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Strategic Partners International Growth Fund
Class A	$728	$1,151	$1,599	$2,838
Class B	263	851	1,465	2,878
Class C	263	851	1,465	3,123
Class L	776	1,236	1,721	3,053
Class M	263	851	1,465	2,956
Class X	263	851	1,465	3,123
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund
Class A	$709	$1,258	$1,832	$3,385
Class B	243	962	1,703	3,428
Class C	243	962	1,703	3,660
Class L	757	1,342	1,951	3,587
Class M	243	962	1,703	3,502
Class X	243	962	1,703	3,660
Strategic Partners Mid-Cap Growth Fund
Class A	$709	$1,150	$1,617	$2,904
Class B	243	851	1,484	2,944
Class C	243	851	1,484	3,188
Class L	757	1,235	1,739	3,118
Class M	243	851	1,484	3,022
Class X	243	851	1,484	3,188

42 Visit our website at www.strategicpartners.com

	1 Year	3 Years	5 Years	10 Years
Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund
Class A	$704	$1,047	$1,413	$2,440
Class B	238	744	1,276	2,478
Class C	238	744	1,276	2,733
Class L	752	1,133	1,538	2,666
Class M	238	744	1,276	2,559
Class X	238	744	1,276	2,733
Class Z	137	438	761	1,675
Strategic Partners Technology Fund
Class A	$709	$1,341	$1,997	$3,743
Class B	243	1,048	1,871	3,789
Class C	243	1,048	1,871	4,012
Class L	757	1,424	2,114	3,937
Class M	243	1,048	1,871	3,860
Class X	243	1,048	1,871	4,012
Strategic Partners Managed OTC Fund
Class A	$694	$1,127	$1,585	$2,848
Class B	228	826	1,451	2,888
Class C	228	826	1,451	3,133
Class L	743	1,212	1,707	3,063
Class M	228	826	1,451	2,966
Class X	228	826	1,451	3,133
Strategic Partners Capital Growth Fund
Class A	$699	$1,036	$1,397	$2,408
Class B	233	733	1,259	2,445
Class C	233	733	1,259	2,701
Class L	747	1,123	1,522	2,634
Class M	233	733	1,259	2,527
Class X	233	733	1,259	2,701
Strategic Partners Concentrated Growth Fund
Class A	$694	$1,109	$1,549	$2,766
Class B	228	808	1,414	2,806
Class C	228	808	1,414	3,053
Class L	743	1,195	1,672	2,984
Class M	228	808	1,414	2,884
Class X	228	808	1,414	3,053
Strategic Partners Core Value Fund
Class A	$689	$1,083	$1,501	$2,662
Class B	223	781	1,365	2,701
Class C	223	781	1,365	2,950
Class L	738	1,169	1,624	2,882
Class M	223	781	1,365	2,780
Class X	223	781	1,365	2,950

Strategic Partners Mutual Funds, Inc. 43

Expense Information

	1 Year	3 Years	5 Years	10 Years
Strategic Partners Large Cap Core Fund
Class A	$670	$1,045	$1,443	$2,554
Class B	203	741	1,306	2,592
Class C	203	741	1,306	2,844
Class L	719	1,131	1,567	2,776
Class M	203	741	1,306	2,672
Class X	203	741	1,306	2,844
Strategic Partners Equity Income Fund
Class A	$686	$1,047	$1,432	$2,509
Class B	219	743	1,295	2,547
Class C	219	743	1,295	2,800
Class L	734	1,133	1,556	2,733
Class M	219	743	1,295	2,628
Class X	219	743	1,295	2,800
Strategic Partners Balanced Fund
Class A	$685	$1,017	$1,371	$2,368
Class B	218	712	1,233	2,405
Class C	218	712	1,233	2,662
Class L	733	1,103	1,497	2,595
Class M	218	712	1,233	2,487
Class X	218	712	1,233	2,662
Strategic Partners High Yield Bond Fund
Class A	$572	$902	$1,254	$2,246
Class B	203	692	1,207	2,364
Class C	203	692	1,207	2,622
Class L	571	941	1,336	2,437
Class M	203	692	1,207	2,446
Class X	203	692	1,207	2,622
Strategic Partners Money Market Fund
Class A	$127	$428	$752	$1,667
Class C	203	683	1,191	2,584
Class D	153	531	934	2,062
Class L	153	531	934	2,062
Class M	203	683	1,191	2,378
Class X	203	683	1,191	2,584

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Investment Programs of the Funds

The investment objective, policies and limitations for each of the Funds are described below.

While certain policies apply to all Funds, generally each Fund has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Fund will differ. Those investment policies specifically labeled as "fundamental" may not be changed without shareholder approval. However, the investment objective of each Fund generally is not a fundamental policy and may be changed by the Directors of the Company without shareholder approval. Similarly, most of the Funds' investment policies and limitations are not fundamental policies.

There can be no assurance that the investment objective of any Fund will be achieved. Risks relating to certain types of securities and instruments in which the Funds may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

If approved by the Directors of the Company, the Company may add more Funds and may cease to offer any existing Funds or share classes in the future.

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of issuers that are economically tied to countries other than the United States. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues its objective primarily through investments in equity securities of issuers located outside the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

Under normal circumstances, the Fund invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the

Strategic Partners Mutual Funds, Inc. 45

Investment Programs of the Funds

United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Fund, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Fund will be incidental to its objective.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Fund is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Fund may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods." In addition, the fund may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an

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additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments

The Fund may invest to a lesser degree in debt securities, including bonds rated below investment grade by the primary rating agencies ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Fund may also use currency hedging techniques, including forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

For more information on the types of securities (including securities other than common stock) and instruments in which the Fund may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's Statement of Additional Information ("SAI") under "Investment Programs of the Funds."

Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity to achieve its investment objective

Strategic Partners Mutual Funds, Inc. 47

Investment Programs of the Funds

of long-term growth of capital will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS SMALL-CAP GROWTH FUND (FORMERLY KNOWN AS STRATEGIC PARTNERS MANAGED SMALL-CAP GROWTH FUND)

Investment Objective: The investment objective of the Fund is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2005, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.16 billion and the median market capitalization was $607 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Fund is 4% with a normal deviation of +/- 1%.

The assets of the Fund are independently managed by two subadvisers under a multi-manager structure: RS Investments, L.P. ("RS") and Transamerica Investment Management LLC ("Transamerica"). Pursuant to the multi-manager structure, Prudential Investments LLC ("PI") determines and allocates a portion of the Fund's assets to each of the Sub-advisors. RS and Transamerica are each responsible for managing approximately 50% of the Fund's assets. Consistent with the overall investment strategy of the Fund, PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the Sub-advisors. In addition, PI periodically reallocates assets among the Sub-advisors. The allocations will be reviewed by PI periodically, and the allocations may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

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By using two or more Sub-advisors for the Fund, and by periodically rebalancing or reallocating the Fund's assets among the Sub-advisors, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce volatility. In addition, the use of several Sub-advisors may help to protect the Fund from capacity risk (a Sub-advisor's determine to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the Sub-advisor).

RS is a fundamental research-driven manager, focusing on bottom-up stock selection. They seek to provide capital appreciation through a diversified portfolio of rapidly growing small-cap companies typically underfollowed by Wall Street analysts. RS looks for companies that possess attractive valuations and earnings growth rates, sustainable competitive advantages, superior financial characteristics and strong management teams.

Transamerica employs a top-down, fundamental approach to investing in a portfolio of small-capitalization companies. The top-down process is used to identify portfolio themes with a strong growth potential, while the bottom-up process focuses on fundamental research. Transamerica looks for companies with superior managements, strong financials, and products/services that demonstrate excellent growth in revenue and earnings.

Like all common stocks, the market values of the common stocks held by the Fund can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Fund's focus on the stocks of smaller growth companies, investment in the Fund may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Fund attempts to outperform the Russell 2000® Growth Index, it is not expected that any outperformance will be substantial. The Fund also may underperform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

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Investment Programs of the Funds

Other Investments

In addition to investing in common stocks, the Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Fund may invest include:

Foreign Securities. The Fund may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Fund may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Fund may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Fund's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Fund may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Fund may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

Additional information about the other investments that the Fund may make and their risks is included below under "Certain Risk Factors and Investment Methods."

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Fund may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS MID-CAP GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek long-term growth of capital.

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Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Fund, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell MidCap Growth Index (the "Russell MidCap"). The market capitalizations within the Russell MidCap will vary, but as of December 31, 2005, they ranged from approximately $996 million to $18.4 billion. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Fund. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Because the Fund may invest substantially all of its assets in equity securities, the main risk of investing in the Fund is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Fund may invest in "special situations". A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company.

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Investment Programs of the Funds

Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments

Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities, the Fund may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade ("junk" bonds), assets in mortgage- and asset-backed securities and assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

Index/structured Securities. The Fund may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Fund may also invest in foreign companies through depository receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as are used to select domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.
For more information on foreign securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. The Fund may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

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For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments. When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks. Even when the Fund is essentially fully invested, some residual amount of Fund assets will remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor). When the Fund's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS MID-CAP VALUE FUND (FORMERLY KNOWN AS STRATEGIC PARTNERS RELATIVE VALUE FUND)

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Fund. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Fund managers may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

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Investment Programs of the Funds

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

As a Fund that invests primarily in the stocks of mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Fund may remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments

Although equity securities are normally the Fund's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

Fixed Income Securities. The Fund may also invest in fixed income or debt securities. The Fund may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Fund may invest.

Foreign Securities. The Fund may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Fund may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The

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value of securities against which options will be written will not exceed 10% of the Fund's net assets.

Real Estate Investment Trusts ("REITS"). The Fund may invest in REITS. REITS are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Fund's SAI under "Certain Risk Factors and Investment Methods."

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. When the Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS TECHNOLOGY FUND

Investment Objective: The investment objective of the Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Principal Investment Policies and Risks

The Fund normally will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by technology-related companies. The 80% investment requirement applies at the time the Fund invests its assets. These industries include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video. A portion of the Fund's assets may be invested outside of this sector. To determine whether a potential investment is doing business in the technology sector, a company must meet at least one of the following tests:

■  At least 50% of its gross income or its net sales must come from activities in the technology sector;

■  At least 50% of its assets must be devoted to producing revenues from the technology sector; or

■  Based on other available information, the Sub-advisor determines that its primary business is within the technology sector.

The Sub-advisor uses a bottom-up approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities.

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Investment Programs of the Funds

In general, the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate above-average growth rates for the next three to five years. The Sub-advisor prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

The Fund's portfolio seeks to invest in market-leading technology companies that the Sub-advisor believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. Additionally, the Fund's portfolio seeks to invest in faster-growing, more volatile technology companies that the Sub-advisor believes to be emerging leaders in their fields.

As with any fund investing primarily in equity securities, the Fund is subject to the risk that the equity securities in which it invests will decline in value. Although the Fund's investments are diversified across the technology sector, they are limited to a comparatively narrow segment of the economy. Therefore, the Fund is not as diversified as most other mutual funds, and far less diversified than the broad securities market. This means that the Fund's share price may fluctuate more rapidly and to a greater degree than other funds. In addition, many of the products and services offered by the technology companies in which the Fund invests are subject to rapid obsolescence, which may reduce the value of the securities of those companies. To the extent the Fund invests in smaller, faster-growing technology companies, the Fund's level of risk and share price fluctuation may increase.

Other Investments

In addition to investing in equity securities, the Fund may also invest in debt securities. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund may invest in futures contracts, options on specific securities, stock indices and stock index futures, forward foreign currency exchange contracts and other types of derivative instruments (including swaps, caps, floors and collars).

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. When securities markets or economic conditions are unfavorable or unsettled, the Sub-advisor might try to protect the assets of the Fund by investing in high quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements. The Fund has

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the right to invest up to 100% of its assets in these securities, although it is unlikely to do so. While the fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS MANAGED OTC FUND

Investment Objective: The investment objective of the Fund is to provide investment results that correlate to the performance of a benchmark for securities that are traded in the over-the-counter market. The Fund's current benchmark is a multiple of the NASDAQ-100 Index.

Principal Investment Policies and Risks

The Fund will pursue its objective by investing primarily in securities of companies included in the NASDAQ-100 Index (the "NASDAQ-100") (or equity securities that, in the Sub-advisor's opinion should simulate the movement of the NASDAQ-100) and leveraged instruments, such as futures contracts, options and swaps relating to the NASDAQ-100. The Fund may also sampling techniques in seeking its investment objective. The NASDAQ-100 is a modified capitalization-weighted index composed of the equity securities of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System. The Sub-advisor will attempt to consistently use leveraged instruments to increase the Fund's exposure to 125% of the NASDAQ-100. If the Sub-advisor achieves this goal, the value of the Fund's shares will tend to increase on a daily basis, before fees and expenses, by 125% of the value of any increase in the NASDAQ-100 and when the value of the NASDAQ-100 declines, the value of the Fund's shares will tend to decrease on a daily basis, before fees and expenses, by 125% of the value of any decrease in the Index (e.g., if the NASDAQ-100 goes down by 5%, the value of the Fund's shares should go down by approximately 6.25% on that day).

The Sub-advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to the daily movement of the NASDAQ-100, while remaining fully invested in all market environments. The Sub-advisor will monitor the Fund on an ongoing basis, and make adjustments as necessary to minimize tracking error. The Fund does not seek to provide correlation with its benchmark over a period of time other than daily because mathematical compounding prevents the Fund from achieving such results. Certain factors may affect the Fund's ability to achieve this correlation, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards.

As a fund that may invest a substantial portion of its assets in stocks, the Fund is subject to the risks associated with stock investments, and the Fund's share price therefore may fluctuate substantially. Because the Fund seeks to provide investment results that magnify fluctuations in the NASDAQ-100, and will use leveraged instruments to help achieve this objective, the Fund will be subject to greater risk and share price fluctuation than a Fund that attempts to match the performance of the

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Investment Programs of the Funds

Index. In addition, while it is anticipated that the Fund will invest mainly in the securities of large companies, the Fund may be subject to a greater level of risk than the average large-cap fund based upon the relatively volatile nature of the securities in which the Fund will invest such as technology related companies. While it is not expected that the changes in net asset value of the Fund will deviate substantially from the Fund's goal of achieving results corresponding to 125% of the daily return of the NASDAQ-100, factors such as Fund expenses, timing in receiving shareholder activity, imperfect correlation between the Fund's investments and those of the NASDAQ-100, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect the Fund's ability to achieve this objective. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the 1940 Act. This means it may invest in the securities of a relatively small number of issuers. If the assets of the Fund are invested in a limited number of issuers, a single security's increase or decrease in value may have a greater impact on the Fund's share price and total return, and the Fund may be more susceptible to a single adverse economic or regulatory occurrence. Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments

As noted above, the Fund may enter into futures and options transactions. Specifically, the Fund may purchase call options and write (sell) put options on securities and securities indices, and may enter into stock index futures contracts and related options. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain or increase exposure to a particular market or instrument, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. The Fund may invest in financial instruments such as equity caps, collars, floors, swaps and depository receipts. The Fund may also purchase U.S. Government securities.

For further information on these securities and investment practices and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs of the Funds."

STRATEGIC PARTNERS CAPITAL GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek capital growth. This is a fundamental objective of the Fund. Income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

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Principal Investment Policies and Risks

The Fund invests primarily in the common stocks of large companies that are selected for their growth potential. The fund will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the Fund, the Sub-advisor uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Sub-advisor may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

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Investment Programs of the Funds

The Sub-advisor may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the Sub-advisor, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Funds' core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Funds' portfolios also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

The primary risk associated with investment in the Fund will be the risk that the equity securities held by the Fund will decline in value. The risk of the Fund is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Fund to purchase and hold securities for capital growth, changes in the Fund will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time the investment was made.

Special Situations. The Fund may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Foreign Risk — The Fund will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

Other Investments

The Fund may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Fund perceives an opportunity for capital growth

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from such securities. The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Fund may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities. The Fund may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments. The Fund may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Fund's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as increasing the Fund's income or otherwise enhancing return. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund.

For an additional discussion of many of these types of securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

Also, for more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit and repurchase agreements. While the Fund is in a defensive position, the opportunity to

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Investment Programs of the Funds

achieve its investment objective of capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS CONCENTRATED GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek growth of capital.

Principal Investment Policies and Risks

The Fund will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

Because the Fund invests a substantial portion (or all) of its assets in equity securities, the Fund is subject to the risks associated with investments in equity securities, and the Fund's share price therefore may fluctuate substantially. This is true despite the Fund's focus on the equity securities of larger more-established companies. The Fund's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Fund (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities in which the Fund invests, the Fund is designed for those who are investing for the long term.

Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's share price and total return. Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments

Although the Sub-advisor expects to invest primarily in equity securities, the Fund may also invest to a lesser degree in debt securities when the Fund perceives an opportunity for capital growth from such securities. The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

■  35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).

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■  25% of its assets in mortgage- and asset-backed securities.

■  10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Fund may make short sales "against the box." In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Fund may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Fund's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments. The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Fund may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

For more information on the types of securities other than common stocks in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments. The Sub-advisor may increase the Fund's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Fund is in a defensive position, the opportunity for the Fund to achieve its investment objectives of capital growth will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

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Investment Programs of the Funds

STRATEGIC PARTNERS CORE VALUE FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Policies and Risks

The Fund will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Fund's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Fund seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Sub-advisor's investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Fund investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor. In selecting investments for the model portfolio, the Sub-advisor takes a "bottom-up" approach. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor relates present value of each company's forecasted future cash flow to the current price of its stock. The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Once the expected return for each stock is calculated, the Sub-advisor evaluates companies on the basis of their risk-adjusted return, marrying the expected return of each stock as shown by our dividend-discount model with a measure of earnings quality, as well as measures of timing and concentration risk. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. Securities ranked in the top third of its valuation universe, if selected, are over-weighted in the Fund because they represent the most undervalued stocks in its universe. The Sub-advisor market weights securities ranked in the middle third of its universe, if selected, to add diversification to the Fund. To control variability in premium, the Sub-advisor also holds the largest capitalization securities (at under-weighted positions) in the Fund even when they rank in bottom third of the universe. If a security falls in the ranking from the top third of the Sub-advisor's valuation universe to the middle third, the Sub-advisor may reduce Fund's the position to market weight. If the security's ranking continues to fall into the bottom third of its universe, the Sub-advisor may either sell it or, if it is a very large capitalization stock, will underweight it. The Sub-advisor may from time to time deviate from the foregoing process with respect to the weighting of individual securities in the Fund when determined appropriate by the Sub-advisor.

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The Sub-advisor may delay the Fund's purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay the Fund's sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon. The Sub-advisor will control risk by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The Sub-advisor will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

The Sub-advisor also seeks to control risks by correlating the size of initial purchases by the Fund to the security's benchmark weighting, within plus or minus 0.5%. If market appreciation of a security brings the security's weighting to 1.0% above or below its benchmark weighting (at the time), the size of the holding is generally increased or reduced accordingly. Because the Fund invests primarily in stocks, the Fund is subject to the risks associated with stock investments, and the Fund's share price therefore may fluctuate substantially. The Fund's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Fund (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Fund's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. While the Fund's value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments

Derivatives. The Fund may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. These instruments may be used for several reasons: to simulate full investment in equities while retaining cash for fund management purposes, to facilitate trading, or to reduce transaction costs. The Fund will not use derivatives for speculative purposes or to leverage its assets. The Fund will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Fund's assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

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Investment Programs of the Funds

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS LARGE CAP CORE FUND

Investment Objective: The investment objective of the Fund is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®") through stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities included in the S&P 500®. The 80% investment requirement applies at the time the Fund invests its assets.

The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-advisor believes that the S&P 500® is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether the Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Fund in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Fund. The Fund will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500®.

As a mutual fund investing primarily in common stocks, the Fund is subject to the risk that common stock prices will decline over short or even extended periods. The U.S.

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stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Fund is not likely to differ materially from the risk of the S&P 500® itself. While the Fund attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500® over short or extended periods.

About the S&P 500®. The S&P 500® is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500® are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500® is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500® may be changed from time to time. "Standard & Poor's®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Other Investments

Derivatives. The Fund may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. The Fund will segregate liquid assets to cover positions that potentially leverage the Fund. These instruments may be used for several reasons: to simulate full investment in the S&P 500® while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500®. The Fund will not use derivatives for speculative purposes or to leverage its assets. The Fund will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Fund's assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

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Investment Programs of the Funds

Temporary Investments. The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500®. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS EQUITY INCOME FUND

Investment Objective: The investment objective of the Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks

The Fund normally will invest in common stocks of established companies that appear to be undervalued. The Sub-advisor will take a value-oriented approach, in that it will try to keep the Fund's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects.

In seeking to achieve its objective, the Fund invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which the Fund invests) will come to reflect the companies' intrinsic economic values. The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for capital appreciation and dividend growth.

Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Alliance employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may temporarily out of favor but have good prospects for capital appreciation and dividend growth.

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The prices of the common stocks that the Fund invests in will fluctuate. Therefore, the Fund's share price will also fluctuate, and may decline substantially. While there is the risk that an investment will never reach what the Sub-advisor believes is its full value, or go down in value, the Fund's risk and share price fluctuation (and potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments

The Fund, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Fund. It is not intended for the Fund to write covered call options with respect to securities with an aggregate market value of more than 10% of the Fund's net assets at the time an option is written. The Fund also may purchase and sell forward and futures contracts and related options for hedging purposes. The Fund may also invest up to 10% of the Fund's net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities. Foreign investments are subject to additional risk of declining foreign currencies or adverse political or economic events overseas.

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

Temporary Investments. The Fund may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS BALANCED FUND

Investment Objective: The investment objective of the Fund is to seek capital growth and current income.

Principal Investment Policies and Risks

The Sub-advisor intends to maintain approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed income securities. Both the Fund's equity and fixed income investments will go up and down in value. The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fixed income investments will be affected primarily by rising or falling interest rates and the continued ability of the issuers of these securities to make payments of interest and principal as they become due. As a Fund that invests both in equity and fixed income securities, the Fund's risk of loss and share price fluctuation will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

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Investment Programs of the Funds

Equity Investments. For the equity portion of the Fund, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500® Index without taking on significant additional risk.

The Sub-advisor also consult the rankings described above when determining whether to sell a particular security. As a security's ranking falls, the Sub-advisor will consider many factors in addition to the computer-generated information for the security, including, among other things, a security's price, whether a security's risk parameters outweigh its return opportunities, general market conditions and any other factors deemed relevant by the Sub-advisor.

Fixed Income Investments. The fixed-income portion of the Fund is invested primarily in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S. currency. At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category, and up to 15% may be invested in securities rated in the fifth category. Under normal market conditions, the weighted average maturity of the fixed-income portion of the Fund will be in the 3 to 10-year range. The Sub-adviser will adjust the weighted average portfolio maturity in response to expected changes in interest rates.

Other Investments

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the equity portion of the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, short-term securities, preferred stock and equity-equivalent securities, such as convertible securities and nonleveraged futures contracts. The fund

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may purchase mortgage-backed securities, on a when-issued or forward commitment basis. These transactions may be executed using dollar rolls or other investment techniques. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

The fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association ("Ginnie Mae"). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and the Federal Home Loan Bank ("FHLB") are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including, liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the swap agreement. Gains or losses involving some futures, options, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.

For further information on these securities and investment practices, see this Prospectus under "Certain Risk Factors and Investment Methods."

STRATEGIC PARTNERS HIGH YIELD BOND FUND

Investment Objective: The investment objective of the Fund is to seek a high level of current income and may also consider the potential for capital appreciation.

Principal Investment Policies and Risks

The Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated Ba or below by Moody's Investors Services, Inc. or BB or below by Standard & Poor's Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality.

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Investment Programs of the Funds

The Fund may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock. The Fund may purchase the securities of issuers that are in default.

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Sub-Adviser has entered into transactions that are intended to hedge the Fund's position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

To the extent the Fund invests in sovereign debt obligations the Fund will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product ("GDP"), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Foreign Risk —The Fund will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less

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economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

Emerging Countries Risk — The Fund may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

"Junk Bond" Risk — The Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Other Investments

Under normal circumstances, the Fund will not invest more than 10% of its total assets in equity securities.

The Fund may own zero coupon bonds or pay-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and pay-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

The Fund may invest in securities issued by real estate investment trusts, which are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

The Fund may also invest in certain types of derivative securities, specifically swaps and swap-related products. The Fund will segregate liquid assets to cover positions

Strategic Partners Mutual Funds, Inc. 73

Investment Programs of the Funds

that potentially leverage the Fund. For information on these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs of the Funds."

Temporary Investments. The Fund may also invest all or a part of its assets temporarily in cash or cash items for defensive purposes during times of unusual market conditions or to maintain liquidity. Cash items may include certificates of deposit and other bank obligations; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective of high current income may be limited. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

STRATEGIC PARTNERS MONEY MARKET FUND

Investment Objective: The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks

As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share. In other words, the Fund attempts to operate so that shareholders do not lose any of the principal amount they invest in the Fund. Of course, there can be no assurance that the Fund will achieve its goal of a stable net asset value, and shares of the Fund are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund's net asset value to fall below $1 per share. In addition, the income earned by the Fund will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Fund, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Fund's net asset value to fall below $1 per share. The Investment Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Fund must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Fund will limit its investments to those securities that, in accordance with guidelines adopted by the Board of Directors of the Company (the "Board"), present minimal credit risks. The Fund will not purchase any security (other than a United States Government security) unless:

■  rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

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■  rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

■  it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, subject in certain circumstances to a finding by the Board that disposing of the investment would not be in the Fund's best interest.

Subject to the above requirements, the Fund will invest in one or more of the types of investments described below.

United States Government Obligations. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Fund may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however there is no assurance that these commitments will be undertaken or met. The Fund may also invest in short-term obligations issued by U.S. banks ("bank notes"). The payment of principal and interest on bank notes is subject to the credit risk of the issuing bank. The Fund may purchase only those bank obligations that meet standards set by the Board and the 1940 Act for money market funds.

Commercial Paper; Bonds. The Fund may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Fund may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax.

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Investment Programs of the Funds

Asset-Backed Securities. The Fund may invest in asset-backed securities that are backed by credit card receivables, corporate receivables, automobile loans, manufactured housing loans, home equity loans and corporate and municipal securities, subject to the limitations of rule 2a-7 under the 1940 Act.

Variable Rate Demand Obligations. The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand features of the VRDOs or Participating VRDOs may not be honored.

Synthetic Instruments. The Fund may invest in certain synthetic instruments as permitted by current laws and regulations and if expressly permitted by the Board. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

Puts. Any of the money market instruments or securities that the Fund purchases may be accompanied by the right to resell the instrument or security prior to its maturity ("puts"), or the Fund may separately purchase puts for certain instruments or securities. Puts are acquired by the Fund for several reasons: to protect against a possible decline in the market value of an instrument or security in the event of interest rate fluctuations, to shorten the effective maturity of an instrument or security, and to provide the Fund with liquidity to meet shareholder redemption requests.

For more information on certain of these investments, see this Prospectus under "Certain Risk Factors and Investment Methods."

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Portfolio Turnover

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% for the fiscal year ending October 31, 2005:

Fund:	Portfolio Turnover Rate:
Strategic Partners Small-Cap Growth Fund	288%
Strategic Partners Balanced Fund	196%

A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Strategic Partners Mutual Funds, Inc. 77

How to Buy Shares

In order to buy shares of the Funds, the following steps need to be taken:

■  STEP 1: Open an Account; and

■  STEP 2: Choose a Fund and Share Class

Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8310
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash, travelers checks, money orders or third-party checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

With certain limited exceptions, the Funds are only available to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, and Class C shares of the Funds. Class L shares, Class M shares and Class X shares of the Funds are generally closed to new purchases.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. (Note: the CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See the following sections for a description of the impact of CDSCs.

Multiple share classes let you choose a cost structure that meets your needs. Some investors purchase or sell shares of the Funds through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Funds.  If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Funds have advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

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How to Buy Shares

Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z5
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.5% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees shown as a percentage of net assets[4]	.30 of 1%	1%		1%	None

1  The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see the section titled Special Investment Programs and Privileges."

2  For more information about the CDSC and how it is calculated, see the following sections titled "Purchase of Class A Shares," "Purchase of Class B Shares," and "Purchase of Class C Shares."

3  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.

4  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares, and 1% for Class B and Class C shares. For the period ending February 28, 2007, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

5  Class Z shares are available only to a limited group of investors. See "Purchases of Class Z Shares," below.

PURCHASE OF CLASS A SHARES

Class A shares of the Funds (other than the Strategic Partners Money Market Fund) are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of your investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for your account. A portion of the sales charge is retained by the Distributor and a portion is allocated to your dealer. The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period.

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Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at net asset value for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

The sales charge rates are as follows:

High Yield Bond

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	4.50%	4.71%
$50,000 up to $99,999	4.00%	4.17%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1 million up to $4,999,999*	None	None

All Other Funds

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $25,000	5.50%	5.82%
$25,000 up to $49,999	5.00%	5.26%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.75%	3.90%
$250,000 up to $499,999	2.75%	2.83%
$500,000 up to $999,999	2.00%	2.04%
$1 million up to $4,999,999*	None	None

*  If you invest $1 million of more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC (the CDSC is waived for certain retirement and/or benefit plans affiliated with Prudential Financial, Inc.).

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for

Strategic Partners Mutual Funds, Inc. 81

How to Buy Shares

shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Series with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Definition of Eligible Group of Related Investors:

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

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■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Share Valuations. The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (net asset value per share (NAV) plus maximum sales charge) as of the previous business day, and

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or financial intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

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How to Buy Shares

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor;

■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution; or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

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Additional Information About Reducing or Waiving Class A's Sales Charge. Additional information concerning the reduction or waiver of Class A's initial sales charge is available in the SAI, which is available free of charge upon request. The Fund also makes available free of charge, on the Fund's website at www.strategicpartners.com, in a clear and prominent format, information relating to the Series' Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Series' website includes hyperlinks that facilitate access to this information. You may need to provide your broker-dealer or other financial intermediary through which you hold Series shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

PURCHASE OF CLASS B SHARES

Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a CDSC ("Class B CDSC") will be deducted from the redemption proceeds. The Class B CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the CDSC. The Class B CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the Class B CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class B CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

Redemption During	Class B CDSC (as % of amount subject to charge)
1st year after purchase	5.0%
2nd year after purchase	4.0%
3rd year after purchase	3.0%
4th year after purchase	2.0%
5th year after purchase	1.0%
6th year after purchase	1.0%
7th year after purchase	None

For purposes of determining the CDSC, all purchases during the month are grouped together and considered to have been made on the last day of the month. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

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How to Buy Shares

Waiver of the CDSC — Class B Shares. The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■  To provide for certain distributions — made without IRS penalty — from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■  On certain sales effected through a Systematic Withdrawal Plan.

Class B Shares Convert to Class A Shares After Approximately Seven Years. If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Funds. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

PURCHASE OF CLASS C SHARES

Class C shares are sold at an offering price equal to their NAV per share. The Fund receives an amount equal to the NAV to invest for your account.

Group Retirement Plans: Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class C shares. The availability of Class C shares for group retirement plans will depend upon the policies of your financial

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intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class C shares.

If Class C shares are redeemed within 12 months of their purchase, a CDSC ("Class C CDSC") of 1.0% will be deducted from the redemption proceeds. The Class C CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and will be waived under certain circumstances described below. The charge will be assessed on the NAV of the shares at the time of purchase. Any increase in the share price is not subject to the Class C CDSC. The Class C CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

To determine whether the Class C CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining the CDSC, all purchases during the month are grouped together and considered to have been made on the last day of the month. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the Class C CDSC — Class C Shares. The Class C CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The Class C CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call us at (800) 353-2847.

PURCHASE OF CLASS L SHARES

Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of your investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for your account. A portion of the sales charge is retained by the Distributor and a portion is allocated to your dealer. The Distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period.

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The sales charge rates are as follows:

	High Yield Fund
Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. invested)
Less than $50,000	4.50%	4.71%
$50,000 up to $99,999	4.00%	4.17%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 up to $4,999,999	NAV	1.00%
$5,000,000 up to $9,999,999	NAV	0.50%
$10,000,000 up to $9,999,999,999	NAV	0.25%
	All Other Funds (other than Money Market Fund)
Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	5.00%	5.26%
$100,000 up to $250,000	4.00%	4.17%
$250,000 up to $500,000	3.00%	3.09%
$500,000 up to $1 million	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

* For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

Class L shares of the Strategic Partners Money Market Fund are sold at their net asset value without an initial sales charge. However, holders of Class L shares of this Fund may be charged a sales charge when they exchange those shares for Class L shares of the other Funds.

Purchases Subject to a Contingent Deferred Sales Charge ("CDSC"). There is no initial sales charge on purchases of Class L shares of any one or more of the Funds in the following cases:

■  Purchases aggregating $1 million or more;

■  Purchases by an employer-sponsored retirement plan under section 403(b) of the Internal Revenue Code (the "Code") that features an employer contribution or "match"; or

■  Purchases by an employer-sponsored retirement plan under section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

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However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC ("Class L CDSC") will be deducted from the redemption proceeds. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in the Company's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long you've held your shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

PURCHASE OF CLASS M SHARES

Class M shares are generally closed to new purchases.

Class M shares are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC ("Class M CDSC") will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class M shares. The Distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will

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depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	3.0%
5th year after purchase	2.0%
6th year after purchase	2.0%
7th year after purchase	1.0%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of Class M CDSC. The Class M CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions under a Systematic Withdrawal Plan as described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Company (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Company; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Automatic Conversion of Class M Shares. Approximately eight years after you purchase Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class M non-Dividend Shares to your total Class M non-Dividend Shares.

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PURCHASE OF CLASS X SHARES

Class X shares are generally closed to new purchases.

Class X shares are sold at NAV per share without an initial sales charge. In addition, investors purchasing Class X shares will receive, as a bonus, additional shares having a value equal to 2.50% of the amount invested ("Bonus Shares"). The Distributor pays for the Bonus Shares as part of its services to the Funds. The Distributor expects to recover the costs of purchasing Bonus Shares through fees received under the Class X Distribution and Service Plan discussed below. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

Although Class X shares are sold without an initial sales charge, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC ("Class X CDSC") will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of Bonus Shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase. For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The Distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees discussed below under "Distribution Plans," to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, the Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, Bonus Shares, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since your investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th or 10th year after purchase	None

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For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

Waiver of Class X CDSC. The Class X CDSC will be waived in the following cases if shares are redeemed and the Transfer Agent is notified: (1) redemptions to pay premiums for optional insurance coverage described in this Prospectus under "Special Investment Programs and Privileges"; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class X shares of the Company; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class X shares of the Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Automatic Conversion of Class X Shares. Ten years after you purchase Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described below under "Distribution Plans." The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class X non-Dividend Shares to your total Class X non-Dividend Shares.

PURCHASE OF CLASS Z SHARES

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

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■  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans: Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353.2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company),

■  Prudential, with an investment of $10 million or more, and

■  Qualified state tuition programs (529 plans).

DISTRIBUTION PLANS

The Company adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each Class of shares to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the Distribution and Service Plan for Class A shares, the Fund pays the Distributor 0.30% of the Fund's average daily net assets attributable to Class A shares. Under the Distribution and Service Plan for Class L shares, the Fund pays the Distributor 0.50% of the Fund's average daily net assets attributable to Class L shares. Under the Distribution and Service Plan for Class M shares, the Fund pays the Distributor up to 1.00% of the Fund's average daily net assets attributable to Class M shares. Under the Plans for Class B, X and C shares, the Fund pays the Distributor 1.00% of the Fund's

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average daily net assets attributable to the relevant Class of shares. Under the Distribution and Service Plan for Class D shares (Strategic Partners Money Market Fund only), the Fund pays the Distributor up to 0.50% of the Fund's average daily net assets attributable to Class D shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

The Distributor uses distribution and service fees received under each Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

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Special Investment Programs and Privileges

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Automatic Reinvestment. As explained in the "Dividends, Capital Gains and Taxes" section, the Fund pays out — or distributes — its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sales of shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Exchange Privilege. You may exchange Class A, Class B and Class C shares for shares of the JennisonDryden and Strategic Partners funds. For complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

90-Day Repurchase Privilege. You have up to 90 days to reinvest Class L, M and X shares in Class A shares of the Funds without paying another sales charge. If you redeem Class B and C shares on which you paid an initial sales charge or a CDSC, you may reinvest all or part of the redemption proceeds in the same class of the Funds without paying another sales charge. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase.

Retirement and other Tax-Qualified Plans. Certain classes of Fund shares are available as an investment option for your retirement plans. A number of different retirement plans can be used by individuals and employers including IRAs, Roth IRAs, Education IRAs, SEP IRAs, SIMPLE IRAs, 401 plans and 403(b)(7) plans. Please call 800-353-2847 for the applicable plan documents, which contain important information and applications.

The above programs and privileges may be selected at the time of your initial investment or at a later date.

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How to Redeem Shares

You can arrange to take money out of your Fund account on any business day by redeeming some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good order. The Company offers you a number of ways to sell your shares, including in writing, by telephone, by Automated Clearing House ("ACH") bank transfer or by wire transfer. You can also set up a Systematic Withdrawal Plan to redeem shares on a regular basis (as described in this Prospectus under "Special Investment Programs and Privileges").

If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan trustee.

REDEEMING SHARES BY MAIL

If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

■  Your name

■  Fund's name

■  Your Fund account number (from your account statement)

■  Dollar amount or number of shares to be redeemed

■  Any special payment instructions

■  Signatures of all registered owners exactly as the account is registered

■  Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person requesting the redemption

Send Requests to:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

TELEPHONE REDEMPTIONS

You may redeem your shares of a Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see below and the section entitled "Shareholder Account Rules and Policies" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you

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will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Company's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Company will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Company does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Funds, or we may delay paying you the proceeds of a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Funds can't determine the value of their assets or sell their holdings.

If you are selling more than $100,000 of shares and you want the redemption proceeds payable or sent to someone or some place that is not in our records, or you want to wire the redemption proceeds to a third party, or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union.

The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, your will receive a written notice from the Company.

REDEEMING SHARES THROUGH YOUR BROKER

The Distributor has made arrangements to redeem Fund shares upon orders from brokers on behalf of their customers at the offering price next determined after receipt of the order. Brokers may charge for this service.

CHECKWRITING

After completing the appropriate authorization form, holders of Class A and Class C shares of the Strategic Partners Money Market Fund may redeem those shares by check. Checkwriting is also available to shareholders of Class L shares. Checks must be written for at least $500. Shareholders with joint accounts may authorize each owner to write checks. The person to whom a check is made payable may cash or deposit it in the same way as an ordinary bank check.

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Of course, checks cannot be paid if they are written for more than the account value of your Strategic Partners Money Market Fund shares. To avoid dishonor of checks due to fluctuations in account value, shareholders are advised against redeeming all or most of their account by check. You may not write a check that would require the Fund to redeem shares that were purchased by check within the prior 7 calendar days. There is presently no charge for checkwriting privileges, but the Fund or the Transfer Agent may impose such charges in the future or may modify or terminate the privilege. Any applicable CDSC will be deducted when a check is paid.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize a Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

ADDITIONAL INFORMATION

To protect you and the Funds from fraud, redemption requests must be in writing and must include a signature guarantee in the following situations (the Company or the

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Transfer Agent may require a signature guarantee from an eligible guarantor institution (such as a bank, credit union or broker-dealer) in other situations at their discretion):

■  You wish to redeem more than $100,000 worth of shares and receive a check.

■  A redemption check is not payable to all shareholders listed on the account statement

■  A redemption check is not sent to the address of record on your statement

■  A redemption is sent by wire and made payable to a third party

■  Shares are being transferred to a Fund account with a different owner or name

■  Shares are redeemed by someone other than the owners (such as an Executor)

The Transfer Agent may delay forwarding a check or processing a payment via bank-linked account for the sale of recently purchased shares, but only until the purchase payment has cleared. Such delay may be as long as 7 calendar days from the date the shares were purchased, and may be avoided if you purchase shares by wire, certified check or cashier's check. Check with your financial institution to determine whether it charges any fees to receive wire transfers.

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How to Exchange Shares

Except as described below, shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of trading on the NYSE that day. You should consider the differences in investment objectives and expenses between the Funds before making an exchange.

You may exchange your Fund shares (other than Class D shares of the Strategic Partners Money Market Fund) for shares of any other Fund without incurring a sales charge. If you exchange such shares for shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

Exchanges of Class D shares of the Strategic Partners Money Market Fund on which an initial sales charge has not been paid for Class A, B or C shares of any other Fund are subject to the initial sales charge applicable to the other Fund. Class L shares of the Money Market Fund acquired by exchange of Class L shares of another Fund are exchanged at NAV.

All exchanges are subject to the following restrictions:

■  You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

■  You may only exchange for shares of the same class of another Fund.

■  You must meet the minimum purchase requirements for the Fund you purchase by exchange.

You may exchange Class A, Class B and Class C shares of a Fund for shares of the same class of other JennisonDryden and Strategic Partners Funds, subject to the following policies:

After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you

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60 days' notice. If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

Exchanges may also be requested by telephone by calling (800) 225-1852 before 4:00 p.m. New York time. You will receive an exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Shareholder Account Rules and Policies" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Company's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Company will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

With the exception of certain exchanges of Class D shares of Strategic Partners Money Market Fund, there is no sales charge imposed for exchanges. However, if you exchange — and then sell — Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase, or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability. Exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

The Company may refuse or delay exchanges by any person or group if, in the Investment Manager's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or a Fund would otherwise potentially be adversely affected. Exchanges may be subject to certain limitations and are subject to the Company's policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges and active market timing. These limitations and market-timing policies are described below in the section titled "Shareholder Account Rules and Policies."

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Determination of Net Asset Value

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

Each Fund's portfolio securities (except the Strategic Partners Money Market Fund) are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that a Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time a Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or a Sub-advisor) does not represent fair value. Different valuation methods may result in differing values for the same security.

For purposes of computing a Fund's NAV, a Fund's futures contracts are valued 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market. A Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive or pay may differ from the published NAV price. Fair value pricing procedures are designed to result in prices for a Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unreliable. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Fund's NAV by short-term traders.

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We determine a Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange a Fund's shares on days when the NYSE is closed but the primary markets for a Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, a Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the price of mutual funds daily.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

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Shareholder Account Rules and Policies

■  The offering of any class of Fund shares may be suspended when the determination of NAV is suspended, and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

■  Telephone transaction privileges or privileges using electronic means for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one of the owners or, in certain instances, the dealer representative of record for the account unless an owner instructs the Transfer Agent otherwise. The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone or electronic instructions are genuine. If the Company does not use reasonable procedures, the Company or its agents may be liable for losses due to unauthorized transactions, but otherwise the Company or its agents will not be liable for losses or expenses arising out of telephone instructions or instructions received by electronic means that they reasonably believe to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

■  Purchase, redemption or exchange requests will not be honored until the Transfer Agent receives all required documents in proper form.

■  Certificates are available for the Company's Class A, Class B and Class C shares.

■  Dealers that can perform account transactions for their clients through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to do so and are responsible to their clients if they perform any transaction erroneously or improperly.

■  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not purchase shares with a third-party check.

■  Payment for redeemed shares is ordinarily forwarded within seven calendar days after the business day on which the Transfer Agent receives the redemption request in proper form. Payment will be forwarded within three business days for accounts registered in the name of a dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission ("SEC" or "Commission").

■  A Fund may redeem small accounts without a shareholder request if the account value has fallen below $500 and at least 30 days notice has been given to the shareholder. A shareholder will be given at least 60 days notice of such a redemption. No CDSC will be charged on such redemptions. The Company reserves the right to impose a fee on accounts with account values less than $500.

■  Under unusual circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

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■  "Backup withholding" of Federal income tax may be applied at the rate of 28% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

Frequent Purchases and Redemptions of Fund Shares. The Company seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Funds may adversely affect a Fund's performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders.

Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone difference among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Company's Transfer Agent monitors trading activity on a daily basis. The Company has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into a Fund and then sell those shares within a specified period of time (a "round-trip transaction") that exceeds the parameters established by the Company's Chief Compliance Officer ("CCO"). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a

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Shareholder Account Rules and Policies

trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Strategic Partners and JennisonDryden money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Company reserves the right to reject or cancel, without prior notice, the additional purchases or exchanges into a Fund by a shareholder who has violated this policy. Moreover, the Company may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Funds. The Funds' Transfer Agent will monitor trading activity over $25,000 on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase.

If a Fund is offered to qualified plans on an omnibus basis or other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to a Fund only aggregate orders combining the transactions of many beneficial owners. The Company itself generally cannot monitor trading by particular beneficial owners. The Company communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistent with each Fund's policies as set forth in each Fund's Prospectus and Statement of Additional Information. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a Financial Adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent such trading, there is no guarantee that the Company or its Intermediaries will be able to identify these shareholders or curtail their trading practices. The Company does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

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Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of its portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.strategicpartners.com.

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Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Funds, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Funds.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services

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provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

Strategic Partners Mutual Funds, Inc. 109

Management of the Funds

PROPOSED REORGANIZATIONS

The Board recently approved proposals whereby the Target Fund (listed below) will reorganize and transfer their assets to the Acquiring Fund (listed below). The board of directors/trustees of the Acquiring Fund also approved the reorganization proposal.

Target Fund	Acquiring Fund
Strategic Partners Technology Fund	Jennison U.S. Emerging Growth Fund, Inc.
Strategic Partners Managed OTC Fund	Jennison U.S. Emerging Growth Fund, Inc.

Under the reorganization proposal, shares of each class of the Target Fund would be exchanged at net asset value for identical share classes of equivalent value of the Acquiring Fund.

The transfer is subject to approval by the shareholders of the Target Fund at an upcoming meeting of the Target Fund.

Under the terms of the reorganization proposal, shareholders of the Target Fund would become shareholders of the Acquiring Fund. No sales charges would be imposed on the proposed transfer. The Target Fund anticipates obtaining an opinion of fund counsel that the transaction will not result in a gain or loss to shareholders of the Target Fund for federal income tax purposes.

THE INVESTMENT MANAGERS

American Skandia Investment Services, Inc. ("ASISI"), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers of the Funds (each an "Investment Manager" and together the "Investment Managers") pursuant to an investment management agreement with the Company on behalf of each Fund (the "Management Agreement"). Until May 1, 2003 when PI became co-manager, ASISI served as the sole investment manager to the Company since it commenced operations and has served since 1992 as the investment manager to American Skandia Trust ("AST"), an investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. PI also serves as co-manager to AST as well as investment manager to the investment companies that comprise the Prudential mutual funds. PI and its predecessors have served as manager or administrator to investment companies since 1987. PI and ASISI are both wholly owned subsidiaries of Prudential Financial, Inc. ("Prudential"). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

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Under the Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the Company. Pursuant to the Management Agreement, the Investment Managers will jointly administer each Fund's business affairs and supervise each Fund's investments. Subject to approval by the Board, the Investment Managers may select and employ one or more sub-advisors for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board, the Investment Managers may reallocate a Fund's assets among sub-advisors including (to the extent legally permissible) affiliated sub-advisors, consistent with a Fund's investment objectives.

The Company has obtained an exemption from the SEC that permits an Investment Manager to change sub-advisors for a Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such Sub-advisor change would continue to be subject to approval by the Board. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Company) is intended to facilitate the efficient supervision and management of the Sub-advisors by an Investment Manager and the Directors of the Company.

THE SUB-ADVISORS

The Investment Managers currently engage the following Sub-advisors to manage the investments of each Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Investment Managers. Each Sub-advisor is responsible, subject to the supervision and control of the Investment Managers, for the purchase, retention and sale of securities in the Fund's investment portfolio under its management.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreements is available in the Funds' annual reports (for any agreements approved during the six-month period ended October 31, 2005) and will be available in the Funds' semi-annual reports (for any agreements approved during the six-month period ended April 30, 2006).

Unless otherwise noted, each portfolio manager listed below has managed his or her respective Fund's investment portfolio since its inception.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Funds may be found in the SAI under "Investment Advisory & Administrative Services – Portfolio Managers".

Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the Strategic Partners Equity Income Fund the Strategic Partners Core Value Fund, and the Strategic Partners

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Management of the Funds

Large Cap Core Fund. Alliance is a leading global investment adviser supervising client accounts with assets as of December 31, 2005 totaling more than $579 billion.

Frank Caruso has been primarily responsible for the day-to-day management of the Strategic Partners Equity Income Fund since Alliance became the Fund's Sub-advisor in May 2000. Mr. Caruso is an Executive Vice President of Alliance and has been associated with Alliance since 1994.

Marilyn G. Fedak, Head of Bernstein Value Equity Business & Co-Chief Investment Officer-US Value Equities. Ms. Fedak has been CIO-US value equities and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. Also in 2003, she appointed John Mahedy, the director of research for US value equities, as co-CIO for US value equities. She serves on Alliance Capital's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000.

Previously, she had been a senior portfolio manager since joining the firm in 1984. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. CFA Charterholder Location: New York

Drew W. Demakis, Senior Vice President and Chief Investment Officer-US Structured Equities. Mr. Demakis was named CIO-US Structured Equities in 2003. He is also a senior member of the core/blend services investment team. Previously, he served as the director of product development for structured equities for two years. He joined the firm in 1998 as a senior portfolio manager for Global and International Value equities. For many years, he has focused his efforts on risk-management, portfolio-construction, asset allocation and quantitative research issues. Before coming to Bernstein, Mr. Demakis was managing director and head of research at BARRA RogersCasey, an investment-consulting firm, which he joined in 1988. He earned a BA in economics from the University of Chicago and an MBA from Washington University. Location: New York.

Effective October 21, 2005, in conjunction with a reorganization of the Company's Strategic Partners Capital Income Fund into Strategic Partners Equity Income Fund, T. Rowe Price joined Alliance Capital Management L.P. (Alliance) as an additional Sub-Advisor for the Fund. The existing subadvisory agreement between the Co-Managers and Alliance with respect to the Fund will remain in place and Alliance will

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continue to provide subadvisory services to the Fund. T. Rowe Price and Alliance assumed responsibility for managing approximately 50% of the Fund's assets each.

American Century Investment Management, Inc. ("American Century") serves as Sub-advisor for the Strategic Partners Balanced Fund. American Century, located at American Century Towers, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2005, American Century and its affiliates managed assets totaling approximately $100.9 billion.

The Fund Management Team

American Century uses a team of portfolio managers and analysts to manage the Fund. The following portfolio manager is primarily responsible for the day-to-day management of the Fund; he has overall responsibility for coordinating the Fund's activities, including determining appropriate asset allocations, reviewing overall Fund composition for compliance with stated investment objectives and strategies, and monitoring cash flows.

Jeffrey R. Tyler

Mr. Tyler, Senior Vice President and Senior Portfolio Manager, joined American Century as a portfolio manager in January 1988. He has a bachelor's degree in business economics from the University of California–Santa Barbara and an MBA in finance and economics from Northwestern University. He is a CFA charterholder.

Responsibility for research security selection and portfolio construction for specified portions of the funds has been allocated among other portfolio managers representing various investment disciplines and strategies. These portfolio managers are identified below.

Equity Portion

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, joined American Century in 1989. He has a degree from the University of Illinois. He is a CFA charterholder.

Thomas P. Vaiana

Mr. Vaiana, Portfolio Manager, joined American Century in February 1997. He became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.

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Management of the Funds

Fixed Income Portion

Jeffrey L. Houston

Mr. Houston, Vice President and Senior Portfolio Manager, joined American Century in November 1990. He became a portfolio manager in 1999. He has a bachelor of arts from the University of Delaware and an MPA from Syracuse University. He is a CFA charterholder.

John F. Walsh

Mr. Walsh, Vice President and Portfolio Manager, joined American Century in February 1996. He became a portfolio manager in September 1997. He has a bachelor's degree in marketing from Loyola Marymount University and an MBA in finance from Creighton University.

G. David MacEwen

Mr. MacEwen, Chief Investment Officer – Fixed Income and Senior Vice President, supervises the American Century Taxable Bond team. He joined American Century in May 1991. He has a bachelor's degree in economics from Boston University and an MBA in finance from the University of Delaware.

Robert V. Gahagan

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century in 1983. He became a portfolio manager in August 1991. He has a bachelor's degree in economics and an MBA from the University of Missouri – Kansas City.

Alejandro H. Aguilar

Mr. Aguilar, Vice President and Senior Portfolio Manager, joined American Century in October 2003. Prior to joining American Century, he was an Investment Officer with CalPERS from July 2002 to September 2003 and Director of Portfolio Management at TIAA-CREF from May 1997 to April 2002. He has a bachelor's degree in economics from the University of Michigan. He is a CFA charterholder.

Brian Howell

Mr. Howell, Vice President and Portfolio Manager, joined American Century in 1988 and became a portfolio manager in 1996. He has a bachelor's degree in mathematics/statistics and an MBA from the University of California – Berkeley.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, serves as Sub-advisor for the Strategic Partners Technology Fund. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world's leading providers for corporations and institutions and

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affluent individuals. Prior to July 21, 2004, the Fund was managed by INVESCO Institutional, N.A.

Mark Herskovitz

Senior Portfolio Manager

The Boston Company Asset Management and The Dreyfus Corporation

Mark Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the Fund since its inception in October 1997. He is a co-founder of the Fund. Additionally, he is a Senior Vice President of The Boston Company.

Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Corp. where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries.

Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history.

Goldman Sachs Asset Management, L.P. ("GSAM"), is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment advisor in 1990. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs") served as Sub-advisor for the Strategic Partners Mid-Cap Growth Fund, and the Strategic Partners Concentrated Growth Fund. On or about April 26, 2003, GSAM assumed Goldman Sachs' investment advisory responsibilities for these Funds. Effective April 30, 2004, GSAM also became the Sub-advisor to the Strategic Partners High Yield Bond Fund. Prior to April 30, 2004, the Strategic Partners High Yield Bond Fund was managed by Federated Investment Management Company.

GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors.

There are 24 investment professionals on the GSAM Growth Team responsible for the day-to-day management of the Strategic Partners Concentrated Growth Fund and the Strategic Partners Mid-Cap Growth Fund since Goldman Sachs became each Fund's Sub-advisor in November 2002. The team is led by Steven M. Barry, David Shell, CFA and Gregory H. Ekizian. CFA. Mr. Barry, Mr. Shell and Mr. Ekizian are Chief Investment Officers and senior portfolio managers for the Growth Team. Mr. Shell served as a senior portfolio manager at Liberty prior to Goldman Sachs' acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1987. Mr. Ekizian served as a senior portfolio manager at Liberty prior to Goldman Sachs' acquisition of Liberty and had been employed by Liberty and its predecessor firm

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Management of the Funds

since 1990. Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio manager at Alliance Capital Management where he served for eleven years.

The portfolio managers responsible for the day-to-day management of the Strategic Partners High Yield Bond Fund are Andrew Jessop, Diana Gordon, Ph.D and Rob Cignarella. Mr. Jessop, Managing Director and Co-Head of the High Yield Team, joined GSAM in 1997 as a portfolio manager. He is responsible for managing high yield assets. Previously, he worked six years managing high yield portfolios at Saudi International Bank in London. Ms. Gordon, Vice President, joined GSAM in 1999 covering the high yield technology and communications sectors in addition to trading. Before joining GSAM, she was a high yield portfolio manager at Saudi International Bank. Mr. Cignarella, Vice President, joined GSAM in 1998 as a high yield credit research analyst. Prior to his current position he worked in investment banking at Salomon Brothers. Mr. Jessop, Ms. Gordon and Mr. Cignarella have managed the Fund since GSAM became the Fund's sub-advisor in May 2004.

Marsico Capital Management, LLC ("Marsico"), 1200 Seventeenth Street, Suite 1600, Denver, CO 80202, serves as Sub-advisor for the Strategic Partners Capital Growth Fund. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC ("MCM") and manages the Strategic Partners Capital Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, New York, NY 10158, serves as Sub-advisor for the Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC ("Neuberger Berman"), an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Funds for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Funds without added cost to the Funds or ASISI. Neuberger Berman and its affiliates manage securities accounts, including mutual funds, that had approximately $82.9 billion of assets as of December 31, 2004. NB Management and Neuberger Berman are both subsidiaries of Lehman Brothers Holdings Inc.

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The portfolio manager responsible for the day-to-day management of the Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund, is S. Basu Mullick. S. Basu Mullick is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mr. Mullick has managed the Relative Value Fund since June, 2005 and has been a fund manager at NB Management since 1998.

ProFund Advisors LLC ("ProFund"), 7501 Wisconsin Avenue, 10th Floor, Bethesda, Maryland 20814, serves as Sub-advisor for the Strategic Partners Managed OTC Fund.

The Strategic Partners Managed OTC Fund is managed by an Investment Committee.

George O. Foster, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster oversees the day-to-day portfolio management activities of ProFund Advisors investment teams. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

Elisa Petit is Group Leader – Broad Index since 2002, ProFunds Portfolio Manager since 2000 and Portfolio Manger of Strategic Partners Managed OTC Fund since 2002. Prior to joining ProFund Advisors, Ms. Petit managed equity funds for Banque Populaire Group in Paris, France. Ms. Petit earned a B.A. in International Economics from the American University in Paris. She is an Operations Certificate holder of the International Securities Market Association (ISMA), a Charterholder of The Luxembourg Institute for Training in Banking (IFBL) and is a member of the Washington Association of Money Managers.

Prudential Investment Management, Inc. ("PIM"), serves as Sub-advisor for the Strategic Partners Money Market Fund. PIM has served as an adviser to investment companies since 1894. Its address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

PIM Fixed Income is the principal public fixed income asset management unit of PIM and is responsible for the management of the Fund. Portfolio Managers Joseph Tully, Manolita Brasil, Robert Browne, and Douglas Spratley of PIM Fixed Income are responsible for the day-to-day management of the Fund. They began managing the Fund in August 2005.

Joseph M. Tully is Managing Director and head of PIM Fixed Income's Money Market Team, overseeing PIM Fixed Income's taxable and tax-exempt money market portfolios. Mr. Tully has 20 years of experience managing short-term fixed income investments as well as extensive background as a credit analyst of domestic and foreign banks. Prior to joining Prudential in 1987, Mr. Tully worked for Merrill Lynch Asset Management as a portfolio manager and senior bank credit analyst. Prior to that, he was an assistant national bank examiner for the Office of the Comptroller of the Currency.

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Manolita Brasil is Vice President and money markets portfolio manager for PIM Fixed Income. She is responsible for managing taxable money market funds. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. Ms. Brasil has been managing money market portfolios for PIM Fixed Income since 1988. She previously managed the money market support staff. Ms. Brasil joined Prudential in 1979.

Robert T. Browne is Vice President and money markets portfolio manager for PIM Fixed Income. Mr. Browne is responsible for managing taxable money market portfolios. Prior to assuming his current position in 1995, Mr. Browne spent two years analyzing and trading currency and global bonds as well as handling operations, marketing, compliance and business planning. Mr. Browne joined Prudential in 1989.

Douglas D. Spratley, CFA, is a Senior Associate and money markets portfolio manager for PIM Fixed Income. Mr. Spratley is responsible for managing short-term portfolios and for trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992.

RS Investment Management, L.P. (RS), 388 Market Street, Suite 1700, San Francisco, California 94111, serves as Sub-Advisor for the Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund. RS is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of December 31, 2005 the firm managed over $10 billion in no-load mutual funds and institutional accounts.

William J. Wolfenden III, a Principal of RS Investments and lead portfolio manager of their small-cap growth accounts, has managed the RS Investments segment of the Fund since October 2005. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

Transamerica Investment Management, LLC (Transamerica) and RS Investment Management, L.P. (RS Investments) are the Advisers for the Small Cap Growth Fund. Transamerica was organized as a limited liability company under the laws of the state of Delaware in 2000 and is an SEC registered investment advisor. The founding member of the LLC, Transamerica Investment Services, Inc. ("TISI"), is an investment adviser that has been providing investment advisory services since 1968. Transamerica, located at 1150 South Olive Street, 27th Floor, Los Angeles, California 90015, had approximately $19.7 billion of assets under management as of December 31, 2005.

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Gregory S. Weirick has managed the Transamerica segment of the Fund since October 2005 and leads the investment team that manages the Transamerica segment of the Fund. Mr.Weirick, a Managing Director and Principal of Transamerica, has been with the firm since 2005. Prior to this, Mr.Weirick was co-founder, Treasurer and Managing Director of Westcap Investors, LLC from 1992 to 2005. He has specialized in the small cap growth category for over 10 years.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as Sub-advisor for the Strategic Partners Equity Income Fund. T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 2005, T. Rowe Price and its affiliates managed approximately $269.5 billion for approximately eight million individual and institutional accounts.

Brian Rogers, Steve Boesel and John Linehan are responsible for the day-to day managed of the portion of the Fund sub-advised by T. Rowe Price. Effective on or about May 1, 2006, David Giroux will replace Steve Boesel as co-manager of the portfolio as part of the planned transition of responsibilities in connection with the retirement of Mr. Boesel from the firm.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the T. Rowe Price Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed-Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by the Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

Steve Boesel is a Vice President of T. Rowe Price Group and T. Rowe Price Associates, Inc. and Portfolio Manager in the Equity Division responsible for several of the firm's major separate account portfolios. He is President of the Capital Appreciation Fund and the Chairman of the fund's Investment Advisory Committee. Steve is also Executive Vice President and Investment Advisory Committee member of the Personal Strategy Funds. He is a Vice President and Investment Advisory Committee member of the Balanced Fund, Equity Income Fund, Real Estate Fund, and Value Fund. Steve also serves as an Investment Advisory Committee member of the Tax-Efficient Funds. He joined the firm in 1973 from National City Bank, where he was a Senior Research Analyst. Steve earned a B.A. in Economics from Baldwin-Wallace College and an M.B.A. form the University of Denver. He is a member of the Baltimore Society of Security Analysts and the Association for Investment Managers and Research.

David Giroux is a Vice President of T. Rowe Price, Inc. and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following the automotive, electrical equipment, industrial manufacturing, and building material/products industries. David is a Vice President and Investment Advisory Committee member of the T. Rowe Price Dividend Growth, Value, Capital Appreciation,

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Capital Opportunity, Growth & Income, and Equity Income Funds. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He has also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group and T. Rowe Price Associates, Inc. he is also a Portfolio Manager in the Equity Division. John is President of the T. Rowe Price Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate managed account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager of the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and a member of the Investment Advisory Committee of the T. Rowe Price Equity Income, New Era and Global Stock Funds. In addition, he is a Vice President of the T. Rowe Price Capital Appreciation Fund. John joined the firm in 1998 and has 9 years previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, and Arjay Miller Scholar and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

William Blair & Company, L.L.C. ("William Blair"), located at 222 West Adams Street, Chicago, Illinois 60606, serves as Sub-advisor to the Strategic Partners International Growth Fund. Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital.

The portfolio manager responsible for the day-today management of the Strategic Partners International Growth Fund is W. George Greig. Mr. Greig is a principal of William Blair and joined the firm in 1996 as an international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

FEES AND EXPENSES

Investment Management Fees. Pursuant to the Management Agreement, ASISI receives a monthly fee from each Fund for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund. PI does not receive a fee for its services under the Management Agreement. The investment management fee for each Fund will differ, reflecting, among other things, the investment objective, policies and limitations of each Fund. Each investment management fee is accrued daily for the purposes of determining the sale and redemption price of the Fund's shares. Effective August 1,

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2005, the Investment Management fees stated as a percentage of the Fund's average daily net assets, are as follows:

Fund	Annual Rate
Strategic Partners International Growth Fund	1.00% to $500 million; 0.95% next $500 million; 0.90% $1 billion and over
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	0.95%
Strategic Partners Mid-Cap Growth Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over
Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over
Strategic Partners Technology Fund	1.00%
Strategic Partners Managed OTC Fund	0.85%
Strategic Partners Capital Growth Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over
Strategic Partners Concentrated Growth Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over
Strategic Partners Core Value Fund	0.85%
Strategic Partners Large Cap Core Fund	0.80% to $500 million; 0.75% next $500 million; 0.70% $1 billion and over
Strategic Partners Equity Income Fund	0.85% to $500 million; 0.80% next $500 million; 0.75% $1 billion and over
Strategic Partners Balanced Fund	0.75% to $500 million; 0.70% next $500 million; 0.65% $1 billion and over
Strategic Partners High Yield Bond Fund	0.70% to $500 million; 0.65% next $500 million; 0.60% $1 billion and over
Strategic Partners Money Market Fund	0.50%

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by the Investment Managers to each of the Sub-advisors, please see the SAI under "Investment Advisory & Administration Services."

Other Expenses. In addition to Investment Management fees, each Fund pays other expenses, including costs incurred in connection with the maintenance of its securities

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law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholder meetings. Expenses not directly attributable to any specific Fund(s) are allocated on the basis of the relative net assets of the Funds. For additional information regarding Fund expenses, as well as voluntary agreements by the Investment Manager to limit such expenses, see this Prospectus under "Expense Information" and the SAI under "Fund Expenses."

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Dividends, Capital Gains and Taxes

DIVIDENDS

Each Fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund	Declared	Paid
Strategic Partners International Growth Fund	annually	annually
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	annually	annually
Strategic Partners Mid-Cap Growth Fund	annually	annually
Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	annually	annually
Strategic Partners Technology Fund	annually	annually
Strategic Partners Managed OTC Fund	annually	annually
Strategic Partners Capital Growth Fund	annually	annually
Strategic Partners Concentrated Growth Fund	annually	annually
Strategic Partners Core Value Fund	annually	annually
Strategic Partners Large Cap Core Fund	annually	annually
Strategic Partners Equity Income Fund	annually	annually
Strategic Partners Balanced Fund	semi-annually	semi-annually
Strategic Partners High Yield Bond Fund	daily	monthly
Strategic Partners Money Market Fund	daily	monthly

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund may be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

DISTRIBUTION OPTIONS

When you open your account, specify on your application how you want to receive your distributions. Unless you specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund. You have the following five distribution options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the applicable Fund.

Reinvest Income Dividends Only. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions.

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Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions.

TAXES

Each of the Funds intends to make distributions that may be taxed as ordinary income or capital gains. The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

If you establish an IRA or other tax-deferred retirement account, dividends and capital gains distributions from the Funds generally will not be subject to current taxation. If you establish an account outside a tax-deferred retirement account, the following tax consequences generally will apply. For regular investment accounts established by individuals, dividends paid by a Fund from net investment income and net short-term capital gains, whether you choose to receive them in cash or reinvest them in additional shares, will be taxable as ordinary income. If you receive your distributions in cash, the value of your Fund account effectively will be reduced by the amount of the distribution.

Capital gains distributions are made by a Fund when it realizes net gains on sales of portfolio securities. A Fund's capital gains may vary substantially from year to year and, therefore, its capital gains distributions also may vary substantially. A Fund will not make capital gains distributions in years in which the Fund has a net capital loss. Distributions paid by a Fund from net long term capital gains will be taxable as long-term capital gains, regardless of how long you have owned the Fund's shares. Under recently enacted legislation, certain distributions out of a Fund's ordinary income received by non-corporate shareholders may be eligible for the maximum 15% tax rate with respect to long-term capital gains.

Because of their varying investment strategies, distributions from some of the Funds are likely to consist primarily of capital gains distributions, while distributions from others are likely to consist primarily of ordinary income. Distributions from the Strategic Partners High Yield Bond Fund, and the Strategic Partners Money Market Fund are likely to consist primarily of ordinary income. However, it is expected that distributions from a number of the Funds, particularly those with capital growth as their investment objective, will consist primarily of capital gains.

Certain distributions by a Fund may be classified under federal tax laws as constituting returns of your capital. These distributions are not taxable to you when received. Federal income tax laws provide, however, that a distribution of this type will reduce the acquisition price of your shares in the Fund used to determine your

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tax liability when you redeem or exchange the shares. Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

If you purchase shares of a Fund shortly before the date used to determine eligibility for a dividend or capital gains distribution, you will receive a portion of your investment back as a taxable distribution. This is sometimes referred to as "buying a dividend."

In order to satisfy distribution requirements of the Code, the Funds may declare year-end ordinary income and capital gain dividends. If received by shareholders by January 31, these special distributions are treated as having been paid by the Funds and received by shareholders on December 31 of the prior year.

The investment income of certain Funds may be subject to foreign income taxes. The Company may elect to pass these taxes through to the shareholders of the Funds. If you are a shareholder, you will be required to report a share of these taxes as income in determining your federal income tax liability. You will be able to deduct these taxes or, under certain circumstances, you may be able to claim them as a credit against your federal income tax liability.

The Company will provide you with an annual statement as to the federal income tax status of all distributions for the preceding year, including any amount of foreign taxes passed through to you.

Taxes on Redemptions and Exchanges. A redemption of shares in a Fund or an exchange of a Fund's shares for shares in another Fund will be treated as a sale under the Code, which may result in a capital gain or loss and current tax liability. However, you will not have a federal tax gain or loss when Class B, Class M or Class X shares of a Fund automatically convert to Class A shares. The Class A shares you receive after conversion will be considered to have the same acquisition price as the converted Class B, Class M or Class X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

Ordinary income, capital gain dividends and capital gains or losses from redemptions and exchanges may be subject to state and local taxes in addition to Federal income taxes.

The above tax discussion is for general information only. A more detailed discussion of federal income tax considerations for the Funds is included in the Company's SAI under "Additional Tax Considerations." You should consult with your own tax adviser concerning possible tax consequences of investing in a Fund. If you are considering an IRA or other tax deferred account, you should consult with your tax adviser regarding the requirements under Federal tax law governing your specific type of account.

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Regulated Investment Company Status. As each Fund intends to qualify as a "regulated investment company" under the Code, each Fund generally is entitled to deduct all dividends paid to shareholders in determining its taxable income. However, the deductibility of dividends paid by regulated investment companies that issue more than one class of shares, such as the Company, is subject to certain requirements under the Code. In this regard, the Company may deduct dividends only when shares in each class receive proportionate distributions and where no class is preferred over any other class in a manner not permitted by the formal dividend rights of the preferred class.

The Company has received separate opinions of counsel from the law firms of Caplin & Drysdale and Rogers & Wells which, when taken together, conclude that the Funds' particular multiple class structure will not prevent the deductibility of dividends paid by the Funds. However, the Company has not obtained a ruling on the matter from the IRS. The Company does not believe that the IRS has considered a multiple class structure with all of the features of the Funds' structure, including the Bonus Share feature applicable to Class X shares, and the IRS could disagree with the conclusions expressed in the opinions. Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.

If dividends on any class of a Fund's shares are treated as preferential to another class, dividends in that year on all classes of that Fund's shares would become non-deductible by the Fund. The effect of such a development is that income and gains realized by a Fund could be subject to double taxation — that is, both the Fund and shareholders could be subject to taxation. In addition to the tax liability, the Fund could be liable for interest and penalties. All these liabilities could substantially reduce the value of your investment in the Fund. There could also be personal income tax consequences to shareholders of the Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years (or, if a Fund has not been in operation for 5 years, since the Fund commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2005 and October 31, 2004 has been audited by KPMG LLP, the Company's independent registered public accounting firm. Information for prior years was audited by other independent registered public accounting firms. The report of the independent registered public accounting firm, along with the Funds' financial statements, are included in the Company's annual report, which is available upon request.

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Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners International Growth Fund
Class A	10/31/05	$11.87	$(0.01)	$1.97	$1.96	$(0.15)	$—	$(0.15)	$13.68	16.76%	$15,785	89%	1.85%	2.10%	(0.18)%
	10/31/04[6,8]	12.13	(0.03)	(0.21)	(0.24)	(0.02)	—	(0.02)	11.87	(2.09)%	10,704	87%	1.85%	2.12%	(0.55)%
Class B	10/31/05	11.53	(0.07)	1.88	1.81	(0.05)	—	(0.05)	13.29	15.87%	2,625	89%	2.60%	2.85%	(0.96)%
	10/31/04[6,8]	11.82	(0.08)	(0.21)	(0.29)	—	—	—	11.53	(2.54)%	1,018	87%	2.60%	2.87%	(1.34)%
Class C	10/31/05	11.55	(0.20)	2.02	1.82	(0.05)	—	(0.05)	13.32	15.93%	48,316	89%	2.60%	2.85%	(0.97)%
	10/31/04[8]	10.50	(0.13)	1.18	1.05	—	—	—	11.55	9.91%	55,388	87%	2.60%	2.87%	(1.16)%
	10/31/03[8]	8.08	(0.08)	2.50	2.42	—	—	—	10.50	29.95%	34,265	126%	2.60%	2.86%	(0.94)%
	10/31/02[8]	9.79	(0.05)	(1.66)	(1.71)	—	—	—	8.08	(17.47)%	32,443	56%	2.60%	2.88%	(0.48)%
	10/31/01[8]	17.06	(0.18)	(6.62)	(6.80)	(0.47)	—	(0.47)	9.79	(40.76)%	56,063	69%	2.56%	2.66%	(1.13)%
Class L7	10/31/05	11.84	(0.19)	2.12	1.93	(0.12)	—	(0.12)	13.65	16.52%	40,803	89%	2.10%	2.35%	(0.47)%
	10/31/04[8]	10.72	(0.08)	1.22	1.14	(0.02)	—	(0.02)	11.84	10.00%	58,880	87%	2.10%	2.37%	(0.66)%
	10/31/03[8]	8.21	(0.04)	2.55	2.51	—	—	—	10.72	30.57%	31,759	126%	2.10%	2.36%	(0.41)%
	10/31/02[8]	9.90	— †	(1.69)	(1.69)	—	—	—	8.21	(17.07)%	31,546	56%	2.10%	2.37%	0.03%
	10/31/01[8]	17.27	(0.13)	(6.67)	(6.80)	(0.57)	—	(0.57)	9.90	(40.46)%	57,798	69%	2.06%	2.16%	(0.64)%
Class M7	10/31/05	11.52	(0.19)	2.01	1.82	(0.05)	—	(0.05)	13.29	15.87%	106,492	89%	2.60%	2.85%	(0.97)%
	10/31/04[8]	10.48	(0.13)	1.17	1.04	—	—	—	11.52	9.92%	118,719	87%	2.60%	2.87%	(1.16)%
	10/31/03[8]	8.06	(0.08)	2.50	2.42	—	—	—	10.48	30.02%	68,304	126%	2.60%	2.86%	(0.95)%
	10/31/02[8]	9.77	(0.05)	(1.66)	(1.71)	—	—	—	8.06	(17.50)%	65,261	56%	2.60%	2.88%	(0.47)%
	10/31/01[8]	17.03	(0.17)	(6.62)	(6.79)	(0.47)	—	(0.47)	9.77	(40.78)%	106,979	69%	2.56%	2.66%	(1.13)%
Class X	10/31/05	11.53	(0.19)	2.01	1.82	(0.05)	—	(0.05)	13.30	15.96%	31,530	89%	2.60%	2.85%	(0.97)%
	10/31/04[8]	10.48	(0.13)	1.18	1.05	—	—	—	11.53	10.02%	34,454	87%	2.60%	2.87%	(1.16)%
	10/31/03[8]	8.06	(0.08)	2.50	2.42	—	—	—	10.48	30.02%	20,520	126%	2.60%	2.86%	(0.95)%
	10/31/02[8]	9.77	(0.05)	(1.66)	(1.71)	—	—	—	8.06	(17.50)%	17,976	56%	2.60%	2.88%	(0.48)%
	10/31/01[8]	17.03	(0.15)	(6.64)	(6.79)	(0.47)	—	(0.47)	9.77	(40.79)%	27,923	69%	2.56%	2.66%	(1.13)%

See Notes to Financial Statements.

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See Notes to Financial Statements.

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Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund
Class A	10/31/05	$5.12	$(0.04)	$0.20	$0.16	$—	$—	$—	$5.28	3.13%	$11,807	288%	1.65%	2.70%	(1.19)%
	10/31/04[6]	5.61	(0.02)	(0.47)	(0.49)	—	—	—	5.12	(8.73)%	2,063	242%	1.65%	2.36%	(1.23)%
Class B	10/31/05	4.93	(0.03)	0.15	0.12	—	—	—	5.05	2.43%	7,819	288%	2.40%	3.45%	(1.97)%
	10/31/04[6]	5.49	(0.03)	(0.53)	(0.56)	—	—	—	4.93	(10.20)%	280	242%	2.40%	3.11%	(2.01)%
Class C	10/31/05	4.97	(0.03)	0.15	0.12	—	—	—	5.09	2.41%	22,024	288%	2.40%	3.45%	(1.95)%
	10/31/04	4.97	(0.13)	0.13	—	—	—	—	4.97	0.00%	8,516	242%	2.40%	3.11%	(2.04)%
	10/31/03[8]	3.46	(0.06)	1.57	1.51	—	—	—	4.97	43.64%	11,580	203%	2.40%	3.11%	(1.55)%
	10/31/02[8]	4.55	(0.08)	(1.01)	(1.09)	—	—	—	3.46	(23.96)%	8,054	309%	2.36%	3.15%	(1.78)%
	10/31/01[8]	8.04	(0.10)	(3.39)	(3.49)	—	—	—	4.55	(43.41)%	10,968	110%	2.30%	3.13%	(1.76)%
Class L7	10/31/05	5.09	(0.05)	0.20	0.15	—	—	—	5.24	2.95%	16,580	288%	1.90%	2.95%	(1.44)%
	10/31/04	5.06	(0.10)	0.13	0.03	—	—	—	5.09	0.59%	10,549	242%	1.90%	2.61%	(1.53)%
	10/31/03[8]	3.51	(0.04)	1.59	1.55	—	—	—	5.06	44.16%	15,297	203%	1.90%	2.60%	(1.05)%
	10/31/02[8]	4.59	(0.06)	(1.02)	(1.08)	—	—	—	3.51	(23.53)%	10,499	309%	1.86%	2.64%	(1.29)%
	10/31/01[8]	8.08	(0.07)	(3.42)	(3.49)	—	—	—	4.59	(43.19)%	17,736	110%	1.80%	2.65%	(1.24)%
Class M7	10/31/05	4.97	(0.04)	0.16	0.12	—	—	—	5.09	2.41%	41,128	288%	2.40%	3.45%	(1.94)%
	10/31/04	4.96	(0.12)	0.13	0.01	—	—	—	4.97	0.20%	19,448	242%	2.40%	3.11%	(2.03)%
	10/31/03[8]	3.46	(0.06)	1.56	1.50	—	—	—	4.96	43.35%	22,010	203%	2.40%	3.11%	(1.56)%
	10/31/02[8]	4.54	(0.08)	(1.00)	(1.08)	—	—	—	3.46	(23.79)%	16,513	309%	2.36%	3.15%	(1.78)%
	10/31/01[8]	8.04	(0.10)	(3.40)	(3.50)	—	—	—	4.54	(43.53)%	22,969	110%	2.30%	3.13%	(1.75)%
Class X	10/31/05	4.98	(0.03)	0.15	0.12	—	—	—	5.10	2.41%	10,116	288%	2.40%	3.45%	(1.95)%
	10/31/04	4.97	(0.12)	0.13	0.01	—	—	—	4.98	0.20%	3,736	242%	2.40%	3.11%	(2.03)%
	10/31/03[8]	3.47	(0.06)	1.56	1.50	—	—	—	4.97	43.23%	4,087	203%	2.40%	3.11%	(1.55)%
	10/31/02[8]	4.55	(0.08)	(1.00)	(1.08)	—	—	—	3.47	(23.74)%	2,995	309%	2.36%	3.15%	(1.78)%
	10/31/01[8]	8.05	(0.10)	(3.40)	(3.50)	—	—	—	4.55	(43.48)%	3,875	110%	2.30%	3.13%	(1.76)%

See Notes to Financial Statements.

130 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 131

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions					Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income		From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Mid-Cap Growth Fund
Class A	10/31/05	$4.28	$(0.06)	$0.41	$0.35	$—		$—	$—	$4.63	8.18%	$10,692	82%	1.65%	2.22%	(1.18)%
	10/31/04[6,8]	4.27	(0.02)	0.03	0.01	—		—	—	4.28	0.23%	7,956	98%	1.65%	2.18%	(1.12)%
Class B	10/31/05	4.20	(0.08)	0.39	0.31	—		—	—	4.51	7.38%	2,110	82%	2.40%	2.97%	(1.93)%
	10/31/04[6,8]	4.21	(0.04)	0.03	(0.01)	—		—	—	4.20	(0.24)%	984	98%	2.40%	2.93%	(1.85)%
Class C	10/31/05	4.18	(0.10)	0.41	0.31	—		—	—	4.49	7.42%	22,098	82%	2.40%	2.97%	(1.92)%
	10/31/04[8]	3.83	(0.07)	0.42	0.35	—		—	—	4.18	9.14%	27,756	98%	2.40%	2.93%	(1.79)%
	10/31/03[8]	3.06	(0.06)	0.83	0.77	—		—	—	3.83	25.16%	7,083	132%	2.40%	3.54%	(1.85)%
	10/31/02[8]	4.03	(0.07)	(0.90)	(0.97)	—		—	—	3.06	(24.07)%	3,566	89%	2.40%	3.65%	(1.88)%
	10/31/01[8]	10.01	(0.09)	(5.89)	(5.98)	—	†	—	—	4.03	(59.72)%	4,687	188%	2.40%	3.40%	(1.61)%
Class L7	10/31/05	4.26	(0.08)	0.42	0.34	—		—	—	4.60	7.98%	24,098	82%	1.90%	2.47%	(1.42)%
	10/31/04[8]	3.89	(0.05)	0.42	0.37	—		—	—	4.26	9.51%	38,359	98%	1.90%	2.43%	(1.29)%
	10/31/03[8]	3.09	(0.04)	0.84	0.80	—		—	—	3.89	25.89%	8,839	132%	1.90%	3.05%	(1.34)%
	10/31/02[8]	4.04	(0.05)	(0.90)	(0.95)	—		—	—	3.09	(23.51)%	5,765	89%	1.90%	3.17%	(1.38)%
	10/31/01[8]	10.01	(0.06)	(5.90)	(5.96)	(0.01)		—	(0.01)	4.04	(59.56)%	6,012	188%	1.90%	2.95%	(1.13)%
Class M7	10/31/05	4.19	(0.10)	0.41	0.31	—		—	—	4.50	7.40%	60,542	82%	2.40%	2.97%	(1.92)%
	10/31/04[8]	3.84	(0.07)	0.42	0.35	—		—	—	4.19	9.12%	75,401	98%	2.40%	2.93%	(1.79)%
	10/31/03[8]	3.06	(0.06)	0.84	0.78	—		—	—	3.84	25.49%	9,777	132%	2.40%	3.56%	(1.83)%
	10/31/02[8]	4.03	(0.07)	(0.90)	(0.97)	—		—	—	3.06	(24.07)%	7,310	89%	2.40%	3.65%	(1.88)%
	10/31/01[8]	10.00	(0.09)	(5.88)	(5.97)	—	†	—	—	4.03	(59.68)%	9,098	188%	2.40%	3.37%	(1.60)%
Class X	10/31/05	4.18	(0.10)	0.41	0.31	—		—	—	4.49	7.42%	12,311	82%	2.40%	2.97%	(1.92)%
	10/31/04[8]	3.83	(0.07)	0.42	0.35	—		—	—	4.18	9.14%	15,346	98%	2.40%	2.93%	(1.79)%
	10/31/03[8]	3.06	(0.06)	0.83	0.77	—		—	—	3.83	25.16%	2,049	132%	2.40%	3.54%	(1.85)%
	10/31/02[8]	4.02	(0.07)	(0.89)	(0.96)	—		—	—	3.06	(23.88)%	916	89%	2.40%	3.65%	(1.88)%
	10/31/01[8]	10.00	(0.09)	(5.89)	(5.98)	—	†	—	—	4.02	(59.78)%	1,174	188%	2.40%	3.47%	(1.65)%

See Notes to Financial Statements.

132 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 133

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund
Class A	10/31/05	$19.33	$(0.07)	$3.11	$3.04	$—	$(2.25)	$(2.25)	$20.12	16.74%	$20,191	98%	1.60%	1.65%	(0.26)%
	10/31/04[6,8]	18.92	(0.03)	0.44	0.41	—	—	—	19.33	2.17%	13,692	80%	1.60%	1.64%	(0.29)%
Class B	10/31/05	18.74	(0.17)	2.96	2.79	—	(2.25)	(2.25)	19.28	15.85%	3,450	98%	2.35%	2.40%	(1.02)%
	10/31/04[6,8]	18.43	(0.11)	0.42	0.31	—	—	—	18.74	1.68%	1,132	80%	2.35%	2.39%	(1.07)%
Class C	10/31/05	18.73	(0.21)	2.98	2.77	—	(2.25)	(2.25)	19.25	15.75%	56,013	98%	2.35%	2.40%	(1.03)%
	10/31/04[8]	16.40	(0.18)	2.66	2.48	—	(0.15)	(0.15)	18.73	15.21%	58,598	80%	2.35%	2.39%	(1.02)%
	10/31/03[8]	12.84	(0.16)	3.72	3.56	—	—	—	16.40	27.73%	42,700	61%	2.35%	2.52%	(1.16)%
	10/31/02[8]	13.17	(0.14)	(0.08)	(0.22)	—	(0.11)	(0.11)	12.84	(1.78)%	36,403	109%	2.35%	2.49%	(0.99)%
	10/31/01[8]	14.53	(0.11)	(1.17)	(1.28)	—	(0.08)	(0.08)	13.17	(8.87)%	34,719	219%	2.35%	2.41%	(0.73)%
Class L7	10/31/05	19.28	(0.10)	3.05	2.95	—	(2.25)	(2.25)	19.98	16.29%	49,081	98%	1.85%	1.90%	(0.53)%
	10/31/04[8]	16.79	(0.10)	2.74	2.64	—	(0.15)	(0.15)	19.28	15.81%	67,968	80%	1.85%	1.89%	(0.53)%
	10/31/03[8]	13.08	(0.09)	3.80	3.71	—	—	—	16.79	28.37%	51,801	61%	1.85%	2.01%	(0.66)%
	10/31/02[8]	13.35	(0.07)	(0.09)	(0.16)	—	(0.11)	(0.11)	13.08	(1.31)%	43,346	109%	1.85%	1.99%	(0.49)%
	10/31/01[8]	14.65	(0.03)	(1.19)	(1.22)	—	(0.08)	(0.08)	13.35	(8.39)%	43,595	219%	1.85%	1.91%	(0.24)%
Class M7	10/31/05	18.73	(0.22)	2.99	2.77	—	(2.25)	(2.25)	19.25	15.75%	138,363	98%	2.35%	2.40%	(1.03)%
	10/31/04[8]	16.40	(0.18)	2.66	2.48	—	(0.15)	(0.15)	18.73	15.21%	147,143	80%	2.35%	2.39%	(1.02)%
	10/31/03[8]	12.83	(0.16)	3.73	3.57	—	—	—	16.40	27.83%	102,711	61%	2.35%	2.52%	(1.16)%
	10/31/02[8]	13.17	(0.14)	(0.09)	(0.23)	—	(0.11)	(0.11)	12.83	(1.86)%	94,735	109%	2.35%	2.49%	(0.99)%
	10/31/01[8]	14.53	(0.11)	(1.17)	(1.28)	—	(0.08)	(0.08)	13.17	(8.87)%	96,608	219%	2.35%	2.41%	(0.73)%
Class X	10/31/05	18.69	(0.22)	2.97	2.75	—	(2.25)	(2.25)	19.19	15.67%	24,837	98%	2.35%	2.40%	(1.03)%
	10/31/04[8]	16.37	(0.18)	2.65	2.47	—	(0.15)	(0.15)	18.69	15.18%	26,383	80%	2.35%	2.39%	(1.02)%
	10/31/03[8]	12.81	(0.16)	3.72	3.56	—	—	—	16.37	27.79%	19,791	61%	2.35%	2.52%	(1.16)%
	10/31/02[8]	13.14	(0.14)	(0.08)	(0.22)	—	(0.11)	(0.11)	12.81	(1.79)%	17,141	109%	2.35%	2.49%	(0.99)%
	10/31/01[8]	14.50	(0.11)	(1.17)	(1.28)	—	(0.08)	(0.08)	13.14	(8.89)%	15,781	219%	2.35%	2.41%	(0.73)%

See Notes to Financial Statements.

134 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 135

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions					Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains		Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Technology Fund
Class A	10/31/05	$2.66	$(0.03)	$0.14	$0.11	$—	$—		$—	$2.77	4.14%	$2,320	39%	1.65%	3.26%	(0.85)%
	10/31/04[6,8]	2.92	(0.02)	(0.24)	(0.26)	—	—		—	2.66	(8.90)%	1,453	136%	1.65%	3.05%	(1.31)%
Class B	10/31/05	2.58	(0.04)	0.12	0.08	—	—		—	2.66	3.10%	311	39%	2.40%	4.01%	(1.69)%
	10/31/04[6,8]	2.84	(0.03)	(0.23)	(0.26)	—	—		—	2.58	(9.16)%	165	136%	2.40%	3.80%	(2.05)%
Class C	10/31/05	2.59	(0.06)	0.15	0.09	—	—		—	2.68	3.48%	3,227	39%	2.40%	4.01%	(1.47)%
	10/31/04[8]	2.73	(0.06)	(0.08)	(0.14)	—	—		—	2.59	(5.13)%	5,366	136%	2.40%	3.80%	(2.13)%
	10/31/03[8]	1.94	(0.05)	0.84	0.79	—	—		—	2.73	40.72%	6,651	89%	2.40%	3.77%	(2.09)%
	10/31/02[8]	3.14	(0.06)	(1.14)	(1.20)	—	—		—	1.94	(38.22)%	4,559	91%	2.40%	3.54%	(2.25)%
	10/31/01[8]	9.26	(0.08)	(6.04)	(6.12)	—	—	†	—	3.14	(66.09)%	6,939	74%	2.40%	3.31%	(1.68)%
Class L7	10/31/05	2.66	(0.03)	0.13	0.10	—	—		—	2.76	3.76%	2,288	39%	1.90%	3.51%	(0.96)%
	10/31/04[8]	2.79	(0.04)	(0.09)	(0.13)	—	—		—	2.66	(4.66)%	4,374	136%	1.90%	3.30%	(1.64)%
	10/31/03[8]	1.97	(0.04)	0.86	0.82	—	—		—	2.79	41.62%	7,452	89%	1.90%	3.27%	(1.59)%
	10/31/02[8]	3.18	(0.05)	(1.16)	(1.21)	—	—		—	1.97	(38.05)%	4,773	91%	1.90%	3.03%	(1.74)%
	10/31/01[8]	9.27	(0.05)	(6.03)	(6.08)	(0.01)	—	†	(0.01)	3.18	(65.64)%	7,989	74%	1.90%	2.90%	(1.21)%
Class M7	10/31/05	2.58	(0.05)	0.14	0.09	—	—		—	2.67	3.49%	5,569	39%	2.40%	4.01%	(1.49)%
	10/31/04[8]	2.72	(0.06)	(0.08)	(0.14)	—	—		—	2.58	(5.15)%	8,182	136%	2.40%	3.80%	(2.13)%
	10/31/03[8]	1.93	(0.05)	0.84	0.79	—	—		—	2.72	40.93%	9,694	89%	2.40%	3.77%	(2.10)%
	10/31/02[8]	3.13	(0.07)	(1.13)	(1.20)	—	—		—	1.93	(38.34)%	6,036	91%	2.40%	3.52%	(2.25)%
	10/31/01[8]	9.25	(0.08)	(6.04)	(6.12)	—	—	†	—	3.13	(66.16)%	10,259	74%	2.40%	3.30%	(1.67)%
Class X	10/31/05	2.60	(0.05)	0.13	0.08	—	—		—	2.68	3.08%	1,005	39%	2.40%	4.01%	(1.47)%
	10/31/04[8]	2.74	(0.06)	(0.08)	(0.14)	—	—		—	2.60	(5.11)%	1,585	136%	2.40%	3.80%	(2.13)%
	10/31/03[8]	1.94	(0.05)	0.85	0.80	—	—		—	2.74	41.24%	1,624	89%	2.40%	3.78%	(2.10)%
	10/31/02[8]	3.14	(0.07)	(1.13)	(1.20)	—	—		—	1.94	(38.22)%	1,013	91%	2.40%	3.51%	(2.26)%
	10/31/01[8]	9.25	(0.08)	(6.03)	(6.11)	—	—	†	—	3.14	(66.05)%	1,830	74%	2.40%	3.44%	(1.71)%

See Notes to Financial Statements.

136 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 137

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Managed OTC Fund
Class A	10/31/05	$2.56	$(0.01)	$0.15	$0.14	$—	$—	$—	$2.70	5.47%	$1,857	10%	1.50%	2.10%	(0.19)%
	10/31/04[6,8]	2.60	(0.02)	(0.02)	(0.04)	—	—	—	2.56	(1.54)%	1,442	17%	1.50%	2.25%	(1.17)%
Class B	10/31/05	2.50	(0.03)	0.15	0.12	—	—	—	2.62	4.80%	539	10%	2.25%	2.85%	(0.94)%
	10/31/04[6,8]	2.57	(0.03)	(0.04)	(0.07)	—	—	—	2.50	(2.72)%	541	17%	2.25%	3.00%	(1.94)%
Class C	10/31/05	2.50	(0.02)	0.14	0.12	—	—	—	2.62	4.80%	7,634	10%	2.25%	2.85%	(0.69)%
	10/31/04[8]	2.42	(0.05)	0.13	0.08	—	—	—	2.50	3.31%	11,209	17%	2.25%	3.00%	(1.98)%
	10/31/03[8]	1.60	(0.04)	0.86	0.82	—	—	—	2.42	51.25%	13,526	17%	2.25%	2.93%	(1.96)%
	10/31/02[8]	2.51	(0.05)	(0.86)	(0.91)	—	—	—	1.60	(36.26)%	7,688	30%	2.25%	3.10%	(2.06)%
	10/31/01[8]	8.21	(0.07)	(5.63)	(5.70)	—	—	—	2.51	(69.43)%	7,760	54%	2.25%	3.14%	(1.93)%
Class L7	10/31/05	2.55	—	0.13	0.13	—	—	—	2.68	5.10%	5,014	10%	1.75%	2.35%	(0.16)%
	10/31/04[8]	2.45	(0.04)	0.14	0.10	—	—	—	2.55	4.08%	7,284	17%	1.75%	2.50%	(1.48)%
	10/31/03[8]	1.61	(0.03)	0.87	0.84	—	—	—	2.45	52.17%	9,161	17%	1.75%	2.42%	(1.46)%
	10/31/02[8]	2.53	(0.04)	(0.88)	(0.92)	—	—	—	1.61	(36.36)%	5,076	30%	1.75%	2.58%	(1.56)%
	10/31/01[8]	8.22	(0.05)	(5.64)	(5.69)	—	—	—	2.53	(69.22)%	6,805	54%	1.75%	2.59%	(1.42)%
Class M7	10/31/05	2.51	(0.02)	0.14	0.12	—	—	—	2.63	4.78%	9,886	10%	2.25%	2.85%	(0.67)%
	10/31/04[8]	2.43	(0.05)	0.13	0.08	—	—	—	2.51	3.29%	14,462	17%	2.25%	3.00%	(1.98)%
	10/31/03[8]	1.60	(0.04)	0.87	0.83	—	—	—	2.43	51.88%	17,120	17%	2.25%	2.93%	(1.96)%
	10/31/02[8]	2.52	(0.05)	(0.87)	(0.92)	—	—	—	1.60	(36.51)%	10,978	30%	2.25%	3.09%	(2.06)%
	10/31/01[8]	8.22	(0.07)	(5.63)	(5.70)	—	—	—	2.52	(69.34)%	13,664	54%	2.25%	3.13%	(1.92)%
Class X	10/31/05	2.51	(0.02)	0.14	0.12	—	—	—	2.63	4.78%	957	10%	2.25%	2.85%	(0.56)%
	10/31/04[8]	2.43	(0.05)	0.13	0.08	—	—	—	2.51	3.29%	1,588	17%	2.25%	3.00%	(1.98)%
	10/31/03[8]	1.60	(0.04)	0.87	0.83	—	—	—	2.43	51.88%	1,756	17%	2.25%	2.92%	(1.96)%
	10/31/02[8]	2.52	(0.05)	(0.87)	(0.92)	—	—	—	1.60	(36.51)%	739	30%	2.25%	3.07%	(2.06)%
	10/31/01[8]	8.21	(0.07)	(5.62)	(5.69)	—	—	—	2.52	(69.31)%	1,106	54%	2.25%	3.23%	(1.94)%

See Notes to Financial Statements.

138 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 139

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Capital Growth Fund
Class A	10/31/05	$13.44	$(0.11)	$1.95	$1.84	$—	$—	$—	$15.28	13.69%	$31,085	60%	1.55%	1.67%	(0.62)%
	10/31/04[6]	13.73	(0.02)	(0.27)	(0.29)	—	—	—	13.44	(2.11)%	18,159	78%	1.55%	1.69%	(0.47)%
Class B	10/31/05	13.01	(0.17)	1.84	1.67	—	—	—	14.68	12.84%	8,075	60%	2.30%	2.42%	(1.37)%
	10/31/04[6]	13.35	(0.05)	(0.29)	(0.34)	—	—	—	13.01	(2.55)%	3,034	78%	2.30%	2.44%	(1.21)%
Class C	10/31/05	12.98	(0.23)	1.90	1.67	—	—	—	14.65	12.87%	145,904	60%	2.30%	2.42%	(1.36)%
	10/31/04	12.70	(0.20)	0.48	0.28	—	—	—	12.98	2.20%	167,119	78%	2.30%	2.44%	(1.37)%
	10/31/03[8]	10.45	(0.16)	2.41	2.25	—	—	—	12.70	21.88%	178,255	81%	2.30%	2.51%	(1.52)%
	10/31/02[8]	10.98	(0.17)	(0.36)	(0.53)	—	—	—	10.45	(5.10)%	144,397	103%	2.30%	2.50%	(1.51)%
	10/31/01[8]	15.78	(0.17)	(4.63)	(4.80)	—	—	—	10.98	(30.37)%	156,021	133%	2.30%	2.44%	(1.26)%
Class L7	10/31/05	13.40	(0.13)	1.92	1.79	—	—	—	15.19	13.36%	104,412	60%	1.80%	1.92%	(0.85)%
	10/31/04	13.04	(0.13)	0.49	0.36	—	—	—	13.40	2.76%	139,498	78%	1.80%	1.94%	(0.87)%
	10/31/03[8]	10.68	(0.11)	2.47	2.36	—	—	—	13.04	22.44%	148,052	81%	1.80%	2.01%	(1.02)%
	10/31/02[8]	11.16	(0.12)	(0.36)	(0.48)	—	—	—	10.68	(4.57)%	124,022	103%	1.80%	2.00%	(1.01)%
	10/31/01[8]	15.96	(0.10)	(4.70)	(4.80)	—	—	—	11.16	(30.03)%	149,093	133%	1.80%	1.94%	(0.76)%
Class M7	10/31/05	13.00	(0.22)	1.88	1.66	—	—	—	14.66	12.77%	291,461	60%	2.30%	2.42%	(1.36)%
	10/31/04	12.72	(0.19)	0.47	0.28	—	—	—	13.00	2.20%	329,320	78%	2.30%	2.44%	(1.36)%
	10/31/03[8]	10.46	(0.16)	2.42	2.26	—	—	—	12.72	21.96%	320,738	81%	2.30%	2.51%	(1.53)%
	10/31/02[8]	10.99	(0.17)	(0.36)	(0.53)	—	—	—	10.46	(5.10)%	282,066	103%	2.30%	2.50%	(1.51)%
	10/31/01[8]	15.80	(0.17)	(4.64)	(4.81)	—	—	—	10.99	(30.44)%	331,904	133%	2.30%	2.44%	(1.26)%
Class X	10/31/05	12.97	(0.22)	1.89	1.67	—	—	—	14.64	12.88%	53,162	60%	2.30%	2.42%	(1.36)%
	10/31/04	12.69	(0.18)	0.46	0.28	—	—	—	12.97	2.21%	58,784	78%	2.30%	2.44%	(1.36)%
	10/31/03[8]	10.44	(0.16)	2.41	2.25	—	—	—	12.69	21.90%	53,036	81%	2.30%	2.51%	(1.52)%
	10/31/02[8]	10.97	(0.17)	(0.36)	(0.53)	—	—	—	10.44	(5.10)%	45,557	103%	2.30%	2.50%	(1.51)%
	10/31/01[8]	15.77	(0.17)	(4.63)	(4.80)	—	—	—	10.97	(30.39)%	51,745	133%	2.30%	2.44%	(1.26)%

See Notes to Financial Statements.

140 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 141

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Concentrated Growth Fund[5]
Class A	10/31/05[8]	$11.20	$(0.01)	$0.56	$0.55	$—	$—	$—	$11.75	4.91%	$14,474	33%	1.50%	2.15%	(0.13)%
	10/31/04[6,8]	11.70	(0.04)	(0.46)	(0.50)	—	—	—	11.20	(4.27)%	10,089	16%	1.50%	1.92%	(0.66)%
Class B	10/31/05[8]	9.66	(0.07)	0.47	0.40	—	—	—	10.06	4.14%	3,654	33%	2.25%	2.90%	(0.97)%
	10/31/04[6,8]	10.16	(0.07)	(0.43)	(0.50)	—	—	—	9.66	(4.92)%	1,609	16%	2.25%	2.67%	(1.39)%
Class C	10/31/05[8]	9.64	(0.08)	0.48	0.40	—	—	—	10.04	4.15%	43,946	33%	2.25%	2.90%	(0.64)%
	10/31/04[8]	9.53	(0.13)	0.24	0.11	—	—	—	9.64	1.15%	61,542	16%	2.25%	2.67%	(1.39)%
	10/31/03[8]	8.51	(0.13)	1.15	1.02	—	—	—	9.53	11.99%	87,291	107%	2.25%	2.76%	(1.48)%
	10/31/02[8]	10.91	(0.12)	(2.28)	(2.40)	—	—	—	8.51	(22.00)%	99,201	76%	2.25%	2.67%	(1.19)%
	10/31/01[8]	20.10	(0.07)	(9.12)	(9.19)	—	—	—	10.91	(45.72)%	185,968	54%	2.25%	2.47%	(0.45)%
Class L7	10/31/05[8]	11.17	(0.02)	0.54	0.52	—	—	—	11.69	4.66%	49,291	33%	1.75%	2.40%	(0.13)%
	10/31/04[8]	10.99	(0.10)	0.28	0.18	—	—	—	11.17	1.64%	71,664	16%	1.75%	2.17%	(0.89)%
	10/31/03[8]	9.76	(0.10)	1.33	1.23	—	—	—	10.99	12.60%	102,837	107%	1.75%	2.26%	(0.98)%
	10/31/02[8]	12.44	(0.12)	(2.56)	(2.68)	—	—	—	9.76	(21.54)%	112,352	76%	1.75%	2.16%	(1.05)%
	10/31/01[8]	22.80	0.01	(10.37)	(10.36)	—	—	—	12.44	(45.44)%	210,590	54%	1.75%	1.98%	0.05%
Class M7	10/31/05[8]	9.67	(0.08)	0.48	0.40	—	—	—	10.07	4.14%	155,490	33%	2.25%	2.90%	(0.65)%
	10/31/04[8]	9.56	(0.14)	0.25	0.11	—	—	—	9.67	1.15%	217,028	16%	2.25%	2.67%	(1.39)%
	10/31/03[8]	8.54	(0.13)	1.15	1.02	—	—	—	9.56	11.94%	283,005	107%	2.25%	2.76%	(1.48)%
	10/31/02[8]	10.94	(0.12)	(2.28)	(2.40)	—	—	—	8.54	(21.94)%	309,908	76%	2.25%	2.67%	(1.21)%
	10/31/01[8]	20.14	(0.07)	(9.13)	(9.20)	—	—	—	10.94	(45.68)%	556,811	54%	2.25%	2.47%	(0.45)%
Class X	10/31/05[8]	9.68	(0.08)	0.48	0.40	—	—	—	10.08	4.13%	28,863	33%	2.25%	2.90%	(0.67)%
	10/31/04[8]	9.57	(0.14)	0.25	0.11	—	—	—	9.68	1.15%	37,951	16%	2.25%	2.67%	(1.39)%
	10/31/03[8]	8.55	(0.13)	1.15	1.02	—	—	—	9.57	11.93%	47,264	107%	2.25%	2.76%	(1.48)%
	10/31/02[8]	10.95	(0.11)	(2.29)	(2.40)	—	—	—	8.55	(21.92)%	49,108	76%	2.25%	2.67%	(1.11)%
	10/31/01[8]	20.17	(0.07)	(9.15)	(9.22)	—	—	—	10.95	(45.71)%	82,210	54%	2.25%	2.47%	(0.45)%

See Notes to Financial Statements.

142 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 143

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Core Value Fund
Class A	10/31/05	$12.29	$0.11	$0.99	$1.10	$(0.14)	$(0.28)	$(0.42)	$12.97	9.09%	$3,607	27%	1.45%	1.90%	0.91%
	10/31/04[6,8]	12.21	0.06	0.02	0.08	—	—	—	12.29	0.66%	1,722	35%	1.45%	1.93%	0.93%
Class B	10/31/05	12.20	0.03	0.97	1.00	(0.04)	(0.28)	(0.32)	12.88	8.28%	983	27%	2.20%	2.65%	0.11%
	10/31/04[6,8]	12.17	0.01	0.02	0.03	—	—	—	12.20	0.25%	235	35%	2.20%	2.68%	0.15%
Class C	10/31/05	12.18	0.03	0.96	0.99	(0.01)	(0.28)	(0.29)	12.88	8.25%	10,508	27%	2.20%	2.65%	0.20%
	10/31/04[8]	10.95	0.02	1.25	1.27	(0.04)	—	(0.04)	12.18	11.64%	11,311	35%	2.20%	2.68%	0.15%
	10/31/03[8]	8.88	0.04	2.05	2.09	(0.02)	—	(0.02)	10.95	23.64%	14,337	21%	2.20%	2.72%	0.41%
	10/31/02[8]	9.73	0.03	(0.85)	(0.82)	(0.01)	(0.02)	(0.03)	8.88	(8.49)%	7,212	14%	2.20%	3.25%	0.30%
	10/31/01[4,8]	10.00	0.01	(0.28)	(0.27)	—	—	—	9.73	(2.70)%	3,040	9%	2.20%	4.73%	0.22%
Class L7	10/31/05	12.26	0.09	0.96	1.05	(0.10)	(0.28)	(0.38)	12.93	8.74%	7,130	27%	1.70%	2.15%	0.71%
	10/31/04[8]	10.99	0.07	1.27	1.34	(0.07)	—	(0.07)	12.26	12.24%	8,595	35%	1.70%	2.18%	0.63%
	10/31/03[8]	8.92	0.10	2.04	2.14	(0.07)	—	(0.07)	10.99	24.15%	8,450	21%	1.70%	2.21%	0.91%
	10/31/02[8]	9.77	0.08	(0.86)	(0.78)	(0.05)	(0.02)	(0.07)	8.92	(8.16)%	4,537	14%	1.70%	2.76%	0.75%
	10/31/01[4,8]	10.00	0.05	(0.28)	(0.23)	—	—	—	9.77	(2.20)%	1,677	9%	1.70%	3.95%	0.70%
Class M7	10/31/05	12.18	0.03	0.97	1.00	(0.02)	(0.28)	(0.30)	12.88	8.31%	20,402	27%	2.20%	2.65%	0.20%
	10/31/04[8]	10.95	0.02	1.25	1.27	(0.04)	—	(0.04)	12.18	11.64%	20,874	35%	2.20%	2.68%	0.13%
	10/31/03[8]	8.88	0.04	2.05	2.09	(0.02)	—	(0.02)	10.95	23.64%	15,304	21%	2.20%	2.72%	0.42%
	10/31/02[8]	9.74	0.03	(0.86)	(0.83)	(0.01)	(0.02)	(0.03)	8.88	(8.58)%	9,378	14%	2.20%	3.26%	0.29%
	10/31/01[4,8]	10.00	0.01	(0.27)	(0.26)	—	—	—	9.74	(2.60)%	3,867	9%	2.20%	5.57%	0.22%
Class X	10/31/05	12.18	0.03	0.97	1.00	(0.01)	(0.28)	(0.29)	12.89	8.33%	4,140	27%	2.20%	2.65%	0.19%
	10/31/04[8]	10.95	0.02	1.25	1.27	(0.04)	—	(0.04)	12.18	11.64%	4,098	35%	2.20%	2.68%	0.14%
	10/31/03[8]	8.88	0.04	2.05	2.09	(0.02)	—	(0.02)	10.95	23.64%	2,829	21%	2.20%	2.72%	0.43%
	10/31/02[8]	9.73	0.03	(0.85)	(0.82)	(0.01)	(0.02)	(0.03)	8.88	(8.49)%	2,217	14%	2.20%	3.28%	0.30%
	10/31/01[4,8]	10.00	0.02	(0.29)	(0.27)	—	—	—	9.73	(2.70)%	514	9%	2.20%	4.75%	0.23%

See Notes to Financial Statements.

144 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 145

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions					Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income		From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Large-Cap Core Fund
Class A	10/31/05[8]	$8.89	$0.06	$0.58	$0.64	$—		$—	$—	$9.53	7.20%	$12,527	36%	1.25%	1.80%	0.81%
	10/31/04[6,8]	9.06	0.03	(0.20)	(0.17)	—	†	—	— †	8.89	(1.86)%	7,558	29%	1.25%	1.56%	0.60%
Class B	10/31/05[8]	8.67	— †	0.56	0.56	—		—	—	9.23	6.46%	3,144	36%	2.00%	2.55%	(0.03)%
	10/31/04[6,8]	8.87	(0.01)	(0.19)	(0.20)	—		—	—	8.67	(2.25)%	1,288	29%	2.00%	2.31%	(0.13)%
Class C	10/31/05[8]	8.66	0.01	0.54	0.55	—		—	—	9.21	6.35%	26,905	36%	2.00%	2.55%	0.15%
	10/31/04[8]	8.16	(0.03)	0.53	0.50	—		—	—	8.66	6.13%	29,631	29%	2.00%	2.31%	(0.30)%
	10/31/03[8]	6.85	(0.01)	1.32	1.31	—		—	—	8.16	19.12%	36,069	39%	2.00%	2.35%	(0.09)%
	10/31/02[8]	8.08	(0.02)	(1.21)	(1.23)	—		—	—	6.85	(15.22)%	31,253	19%	2.00%	2.33%	(0.20)%
	10/31/01[8]	10.20	(0.02)	(2.09)	(2.11)	—		(0.01)	(0.01)	8.08	(20.74)%	30,585	30%	2.00%	2.35%	(0.26)%
Class L7	10/31/05[8]	8.87	0.07	0.54	0.61	—	†	—	— †	9.48	6.88%	20,528	36%	1.50%	2.05%	0.68%
	10/31/04[8]	8.32	0.02	0.53	0.55	—	†	—	— †	8.87	6.63%	24,137	29%	1.50%	1.81%	0.19%
	10/31/03[8]	6.95	0.03	1.34	1.37	—		—	—	8.32	19.71%	31,579	39%	1.50%	1.84%	0.40%
	10/31/02[8]	8.15	0.02	(1.22)	(1.20)	—		—	—	6.95	(14.72)%	26,122	19%	1.50%	1.83%	(0.30)%
	10/31/01[8]	10.24	0.02	(2.10)	(2.08)	—	†	(0.01)	(0.01)	8.15	(20.36)%	24,163	30%	1.50%	1.86%	0.24%
Class M7	10/31/05[8]	8.66	0.01	0.54	0.55	—		—	—	9.21	6.35%	74,649	36%	2.00%	2.55%	0.14%
	10/31/04[8]	8.16	(0.03)	0.53	0.50	—		—	—	8.66	6.13%	79,069	29%	2.00%	2.31%	(0.30)%
	10/31/03[8]	6.85	(0.01)	1.32	1.31	—		—	—	8.16	19.12%	77,502	39%	2.00%	2.34%	(0.10)%
	10/31/02[8]	8.08	(0.02)	(1.21)	(1.23)	—		—	—	6.85	(15.22)%	64,146	19%	2.00%	2.33%	(0.20)%
	10/31/01[8]	10.20	(0.02)	(2.09)	(2.11)	—		(0.01)	(0.01)	8.08	(20.74)%	53,206	30%	2.00%	2.36%	(0.27)%
Class X	10/31/05[8]	8.65	0.01	0.54	0.55	—		—	—	9.20	6.36%	8,721	36%	2.00%	2.55%	0.11%
	10/31/04[8]	8.15	(0.03)	0.53	0.50	—		—	—	8.65	6.14%	7,253	29%	2.00%	2.31%	(0.30)%
	10/31/03[8]	6.84	(0.01)	1.32	1.31	—		—	—	8.15	19.15%	7,459	39%	2.00%	2.35%	(0.09)%
	10/31/02[8]	8.06	(0.02)	(1.20)	(1.22)	—		—	—	6.84	(15.14)%	6,964	19%	2.00%	2.33%	(0.21)%
	10/31/01[8]	10.20	(0.02)	(2.11)	(2.13)	—		(0.01)	(0.01)	8.06	(20.94)%	5,918	30%	2.00%	2.36%	(0.26)%

See Notes to Financial Statements.

146 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 147

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations			Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Equity Income Fund
Class A	10/31/05	$12.99	$0.13	$1.00	$1.13	$(0.13)	$—	$(0.13)	$13.99	8.72%	$14,835	66%	1.41%	1.84%	0.78%
	10/31/04[6,8]	13.28	0.04	(0.33)	(0.29)	—	—	—	12.99	(2.18)%	9,032	54%	1.40%	1.78%	0.59%
Class B	10/31/05	12.63	— †	0.98	0.98	(0.01)	—	(0.01)	13.60	7.77%	3,063	66%	2.16%	2.59%	(0.04)%
	10/31/04[6,8]	12.98	(0.01)	(0.34)	(0.35)	—	—	—	12.63	(2.70)%	1,061	54%	2.15%	2.53%	(0.21)%
Class C	10/31/05	12.61	0.02	0.96	0.97	(0.01)	—	(0.01)	13.57	7.70%	54,187	66%	2.16%	2.59%	0.14%
	10/31/04[8]	11.57	(0.03)	1.07	1.04	—	—	—	12.61	8.99%	42,450	54%	2.15%	2.53%	(0.28)%
	10/31/03[8]	9.40	(0.02)	2.19	2.17	—	—	—	11.57	23.09%	53,779	60%	2.15%	2.59%	(0.17)%
	10/31/02[8]	12.09	(0.03)	(2.36)	(2.39)	—	(0.30)	(0.30)	9.40	(20.39)%	50,779	88%	2.15%	2.54%	(0.25)%
	10/31/01[8]	13.67	(0.07)	(0.92)	(0.99)	—	(0.59)	(0.59)	12.09	(7.59)%	64,103	128%	2.15%	2.44%	(0.51)%
Class L7	10/31/05	12.96	0.08	0.98	1.06	(0.09)	—	(0.09)	13.93	8.19%	46,285	66%	1.66%	2.09%	0.67%
	10/31/04[8]	11.83	0.03	1.10	1.13	—	—	—	12.96	9.55%	41,796	54%	1.65%	2.03%	0.21%
	10/31/03[8]	9.56	0.03	2.24	2.27	—	—	—	11.83	23.74%	55,064	60%	1.65%	2.09%	0.32%
	10/31/02[8]	12.23	0.03	(2.40)	(2.37)	—	(0.30)	(0.30)	9.56	(19.99)%	47,611	88%	1.65%	2.04%	0.25%
	10/31/01[8]	13.76	—	(0.94)	(0.94)	—	(0.59)	(0.59)	12.23	(7.16)%	66,446	128%	1.65%	1.94%	(0.01)%
Class M7	10/31/05	12.63	0.01	0.97	0.98	(0.01)	—	(0.01)	13.60	7.77%	143,414	66%	2.16%	2.59%	0.13%
	10/31/04[8]	11.58	(0.03)	1.08	1.05	—	—	—	12.63	9.07%	110,231	54%	2.15%	2.53%	(0.28)%
	10/31/03[8]	9.41	(0.02)	2.19	2.17	—	—	—	11.58	23.06%	116,211	60%	2.15%	2.59%	(0.17)%
	10/31/02[8]	12.10	(0.03)	(2.36)	(2.39)	—	(0.30)	(0.30)	9.41	(20.37)%	106,401	88%	2.15%	2.54%	(0.25)%
	10/31/01[8]	13.69	(0.07)	(0.93)	(1.00)	—	(0.59)	(0.59)	12.10	(7.65)%	152,314	128%	2.15%	2.44%	(0.51)%
Class X	10/31/05	12.61	0.01	0.96	0.97	(0.01)	—	(0.01)	13.57	7.70%	41,019	66%	2.16%	2.59%	0.13%
	10/31/04[8]	11.56	(0.03)	1.08	1.05	—	—	—	12.61	9.08%	28,451	54%	2.15%	2.53%	(0.28)%
	10/31/03[8]	9.39	(0.02)	2.19	2.17	—	—	—	11.56	23.11%	28,840	60%	2.15%	2.59%	(0.17)%
	10/31/02[8]	12.08	(0.03)	(2.36)	(2.39)	—	(0.30)	(0.30)	9.39	(20.41)%	25,972	88%	2.15%	2.54%	(0.24)%
	10/31/01[8]	13.66	(0.06)	(0.93)	(0.99)	—	(0.59)	(0.59)	12.08	(7.60)%	36,297	128%	2.15%	2.44%	(0.51)%

See Notes to Financial Statements.

148 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 149

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations					Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Balanced Fund
Class A	10/31/05	$12.60	$0.19		$0.61		$0.80	$(0.19)	$—	$(0.19)	$13.21	6.32%	$9,099	196%	1.40%	1.77%	1.31%
	10/31/04[6]	12.58	0.08		—		0.08	(0.06)	—	(0.06)	12.60	0.68%	4,451	216%	1.40%	1.71%	1.24%
Class B	10/31/05	12.57	0.08		0.60		0.68	(0.08)	—	(0.08)	13.17	5.53%	2,145	196%	2.15%	2.52%	0.54%
	10/31/04[6]	12.54	0.03		0.03		0.06	(0.03)	—	(0.03)	12.57	0.39%	862	216%	2.15%	2.46%	0.49%
Class C	10/31/05	12.56	0.08		0.60		0.68	(0.08)	—	(0.08)	13.16	5.45%	13,850	196%	2.15%	2.55%	0.61%
	10/31/04	11.83	0.06		0.74		0.80	(0.07)	—	(0.07)	12.56	6.80%	18,375	216%	2.15%	2.46%	0.44%
	10/31/03[8]	10.47	0.08		1.39		1.47	(0.11)	—	(0.11)	11.83	14.16%	23,359	129%	2.15%	2.51%	0.75%
	10/31/02[8]	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	—	(0.14)	10.47	(7.87)%	22,188	119%	2.15%	2.45%	1.21	%(a)
	10/31/01[8]	13.10	0.15		(1.64)		(1.49)	(0.11)	—	(0.11)	11.50	(11.44)%	32,294	122%	2.15%	2.41%	1.22%
Class L7	10/31/05	12.60	0.14		0.61		0.75	(0.16)	—	(0.16)	13.19	5.95%	15,293	196%	1.65%	2.05%	1.12%
	10/31/04	11.87	0.11		0.75		0.86	(0.13)	—	(0.13)	12.60	7.30%	22,716	216%	1.65%	1.96%	0.93%
	10/31/03[8]	10.50	0.13		1.41		1.54	(0.17)	—	(0.17)	11.87	14.79%	31,493	129%	1.65%	2.01%	1.25%
	10/31/02[8]	11.54	0.19	(a)	(1.04	)(a)	(0.85)	(0.19)	—	(0.19)	10.50	(7.46)%	29,785	119%	1.65%	1.96%	1.71	%(a)
	10/31/01[8]	13.14	0.21		(1.64)		(1.43)	(0.17)	—	(0.17)	11.54	(10.96)%	37,523	122%	1.65%	1.91%	1.71%
Class M7	10/31/05	12.56	0.08		0.61		0.69	(0.08)	—	(0.08)	13.17	5.53%	55,084	196%	2.15%	2.55%	0.61%
	10/31/04	11.84	0.06		0.73		0.79	(0.07)	—	(0.07)	12.56	6.71%	68,387	216%	2.15%	2.46%	0.44%
	10/31/03[8]	10.47	0.08		1.40		1.48	(0.11)	—	(0.11)	11.84	14.25%	69,656	129%	2.15%	2.51%	0.75%
	10/31/02[8]	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	—	(0.14)	10.47	(7.87)%	67,109	119%	2.15%	2.46%	1.21	%(a)
	10/31/01[8]	13.10	0.15		(1.64)		(1.49)	(0.11)	—	(0.11)	11.50	(11.44)%	86,075	122%	2.15%	2.41%	1.22%
Class X	10/31/05	12.55	0.08		0.61		0.69	(0.08)	—	(0.08)	13.16	5.53%	12,882	196%	2.15%	2.55%	0.60%
	10/31/04	11.83	0.06		0.73		0.79	(0.07)	—	(0.07)	12.55	6.71%	15,859	216%	2.15%	2.46%	0.44%
	10/31/03[8]	10.47	0.08		1.39		1.47	(0.11)	—	(0.11)	11.83	14.26%	16,254	129%	2.15%	2.51%	0.75%
	10/31/02[8]	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	—	(0.14)	10.47	(7.96)%	16,048	119%	2.15%	2.46%	1.21	%(a)
	10/31/01[8]	13.09	0.15		(1.63)		(1.48)	(0.11)	—	(0.11)	11.50	(11.38)%	21,106	122%	2.15%	2.41%	1.22%

See Notes to Financial Statements.

150 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 151

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations					Less Distributions				Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners High Yield Bond Fund
Class A	10/31/05	$7.52	$0.54		$(0.43)		$0.11	$(0.55)	$—	$(0.55)	$7.08	1.48%	$6,639	22%	1.25%	1.56%	7.30%
	10/31/04[6]	7.37	0.29		0.16		0.45	(0.30)	—	(0.30)	7.52	6.47%	7,587	49%	1.25%	1.46%	7.05%
Class B	10/31/05	7.51	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.08	0.86%	1,701	22%	2.00%	2.31%	6.59%
	10/31/04[6]	7.36	0.26		0.16		0.42	(0.27)	—	(0.27)	7.51	6.04%	502	49%	2.00%	2.21%	6.30%
Class C	10/31/05	7.51	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.08	0.72%	14,196	22%	2.00%	2.31%	6.57%
	10/31/04	7.23	0.46		0.31		0.77	(0.49)	—	(0.49)	7.51	10.96%	26,291	49%	2.00%	2.21%	6.37%
	10/31/03[8]	6.26	0.50		0.98		1.48	(0.51)	—	(0.51)	7.23	24.34%	37,091	48%	2.00%	2.18%	7.19%
	10/31/02[8]	6.96	0.55	(b)	(0.68	)(b)	(0.13)	(0.57)	—	(0.57)	6.26	(2.24)%	22,882	35%	2.00%	2.23%	8.08	%(b)
	10/31/01[8]	8.02	0.71		(1.06)		(0.35)	(0.71)	—	(0.71)	6.96	(4.58)%	16,599	31%	2.00%	2.33%	9.33%
Class L7	10/31/05	7.51	0.53		(0.42)		0.11	(0.54)	—	(0.54)	7.08	1.37%	12,139	22%	1.50%	1.81%	7.07%
	10/31/04	7.23	0.49		0.31		0.80	(0.52)	—	(0.52)	7.51	11.50%	23,262	49%	1.50%	1.71%	6.86%
	10/31/03[8]	6.26	0.53		0.98		1.51	(0.54)	—	(0.54)	7.23	24.96%	36,377	48%	1.50%	1.68%	7.63%
	10/31/02[8]	6.96	0.59	(b)	(0.69	)(b)	(0.10)	(0.60)	—	(0.60)	6.26	(1.75)%	23,613	35%	1.50%	1.74%	8.58	%(b)
	10/31/01[8]	8.02	0.75		(1.06)		(0.31)	(0.75)	—	(0.75)	6.96	(4.10)%	26,426	31%	1.50%	1.82%	9.77%
Class M7	10/31/05	7.50	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.07	0.85%	67,863	22%	2.00%	2.31%	6.59%
	10/31/04	7.22	0.46		0.31		0.77	(0.49)	—	(0.49)	7.50	10.96%	105,842	49%	2.00%	2.21%	6.38%
	10/31/03[8]	6.25	0.49		0.98		1.48	(0.51)	—	(0.51)	7.22	24.37%	127,974	48%	2.00%	2.18%	7.19%
	10/31/02[8]	6.96	0.55	(b)	(0.69	)(b)	(0.14)	(0.57)	—	(0.57)	6.25	(2.39)%	83,293	35%	2.00%	2.23%	8.10	%(b)
	10/31/01[8]	8.02	0.71		(1.06)		(0.35)	(0.71)	—	(0.71)	6.96	(4.58)%	80,038	31%	2.00%	2.33%	9.40%
Class X	10/31/05	7.50	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.07	0.85%	10,705	22%	2.00%	2.31%	6.58%
	10/31/04	7.22	0.46		0.31		0.77	(0.49)	—	(0.49)	7.50	11.11%	14,682	49%	2.00%	2.21%	6.37%
	10/31/03[8]	6.25	0.49		0.98		1.48	(0.51)	—	(0.51)	7.22	24.20%	15,306	48%	2.00%	2.18%	7.24%
	10/31/02[8]	6.95	0.55	(b)	(0.68	)(b)	(0.13)	(0.57)	—	(0.57)	6.25	(2.25)%	12,882	35%	2.00%	2.24%	8.12	%(b)
	10/31/01[8]	8.01	0.71		(1.06)		(0.35)	(0.71)	—	(0.71)	6.95	(4.59)%	14,777	31%	2.00%	2.34%	9.46%

See Notes to Financial Statements.

152 Visit our website at www.strategicpartners.com

See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 153

Financial Highlights

Per Share Data (for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations						Less Distributions					Supplemental Data			Ratios of Expenses to Average Net Assets[2]
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations		From Net Investment Income	From Net Realized Gains		Total Distributions	Net Asset Value End of Period	Total Return[1]	Net Assets at End of Period (in 000's)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)[3]	Net Operating Expenses (before Expense Reimbursement and Waiver)[3]	Ratio of Net Investment Income (Loss) to Average Net Assets[2]
Strategic Partners Money Market Fund[9]
Class A	10/31/05[9]	$1.00	$0.005		$—	†	$0.005		$(0.005)	$—	†	$(0.005)	$1.00	0.53%	$33	N/A	1.25%	1.44%	0.59%
Class C	10/31/05	1.00	0.009		—	†	0.009		(0.009)	—	†	(0.009)	1.00	0.92%	12,339	N/A	2.00%	2.26%	0.84%
	10/31/04	1.00	—	†	—	†	—	†	— †	—		— †	1.00	0.00%	22,084	N/A	1.23%	1.90%	0.01%
	10/31/03[8]	1.00	—	†	—	†	—	†	— †	—	†	— †	1.00	0.00%	45,723	N/A	1.32%	1.92%	— †
	10/31/02[8]	1.00	0.001		—	†	0.001		(0.001)	—	†	(0.001)	1.00	0.15%	73,787	N/A	1.89%	1.96%	0.13%
	10/31/01[8]	1.00	0.030		—	†	0.030		(0.030)	—	†	(0.030)	1.00	3.09%	73,282	N/A	1.91%	1.91%	2.95%
Class D	10/31/05	1.00	0.014		—	†	0.014		(0.014)	—	†	(0.014)	1.00	1.42%	13,015	N/A	1.50%	1.77%	1.39%
	10/31/04[6]	1.00	—	†	—	†	—		— †	—		(0.003)	1.00	0.29%	15,973	N/A	0.83%	1.38%	0.51%
Class L7	10/31/05	1.00	0.014		—	†	0.014		(0.014)	—	†	(0.014)	1.00	1.42%	21,170	N/A	1.50%	1.77%	1.25%
	10/31/04	1.00	0.010		—	†	0.010		(0.010)	—		(0.010)	1.00	0.50%	44,800	N/A	0.72%	1.40%	0.50%
	10/31/03[8]	1.00	0.005		—	†	0.005		(0.005)	—	†	(0.005)	1.00	0.50%	103,228	N/A	0.80%	1.42%	0.50%
	10/31/02[8]	1.00	0.006		—	†	0.006		(0.006)	—	†	(0.006)	1.00	0.65%	135,044	N/A	1.39%	1.46%	0.66%
	10/31/01[8]	1.00	0.040		—	†	0.040		(0.040)	—	†	(0.040)	1.00	3.61%	176,679	N/A	1.41%	1.41%	3.55%
Class M7	10/31/05	1.00	0.009		—	†	0.009		(0.009)	—	†	(0.009)	1.00	0.92%	60,896	N/A	2.00%	2.27%	0.85%
	10/31/04	1.00	—	†	—	†	—	†	— †	—		— †	1.00	0.00%	79,944	N/A	1.25%	1.91%	0.01%
	10/31/03[8]	1.00	—	†	—	†	—	†	— †	—	†	— †	1.00	0.00%	120,172	N/A	1.31%	1.92%	— †
	10/31/02[8]	1.00	0.001		—	†	0.001		(0.001)	—	†	(0.001)	1.00	0.15%	157,867	N/A	1.89%	1.96%	0.14%
	10/31/01[8]	1.00	0.030		—	†	0.030		(0.030)	—	†	(0.030)	1.00	3.09%	147,983	N/A	1.91%	1.91%	2.78%
Class X	10/31/05	1.00	0.009		—	†	0.009		(0.009)	—	†	(0.009)	1.00	0.92%	13,762	N/A	2.00%	2.27%	0.88%
	10/31/04	1.00	—	†	—	†	—	†	— †	—		— †	1.00	0.00%	16,830	N/A	1.25%	1.91%	0.01%
	10/31/03[8]	1.00	—	†	—	†	—	†	— †	—	†	— †	1.00	0.00%	24,933	N/A	1.30%	1.92%	— †
	10/31/02[8]	1.00	0.001		—	†	0.001		(0.001)	—	†	(0.001)	1.00	0.15%	32,558	N/A	1.89%	1.96%	0.14%
	10/31/01[8]	1.00	0.030		—	†	0.030		(0.030)	—	†	(0.030)	1.00	3.09%	30,941	N/A	1.91%	1.91%	2.95%

See Notes to Financial Statements.

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See Notes to Financial Statements.

Strategic Partners Mutual Funds, Inc. 155

Financial Highlights

1  Total return for Class X shares does not reflect the payment of bonus shares.

2  Annualized for periods less than one year.

3  Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan. The Supplemental Distribution Plan was terminated by the Board of Directors of the Fund effective June 27, 2001.

4  Commenced operations on March 1, 2001.

5  For the Periods ended 10/31/00, 10/31/01, 10/31/02 and 10/31/03 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio. (See Note 1 in Notes to Financial Statements).

6  Opened on April 12, 2004.

7  Converted from classes A and B to classes L and M, respectively on April 12, 2004.

8  Calculations are based on the average daily number of shares outstanding.

9  Opened on August 12, 2005.

(a)  The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a $(0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic Balanced and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02. Ratios for prior periods have not been restated to reflect this change.

(b)  The adoption of the change in amortization method had a $0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively. Ratios for prior periods have not been restated to reflect this change.

†  Amount is less than $0.005.

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Certain Risk Factors and Investment Methods

The following is a description of certain securities and investment methods that the Funds may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Fund is described above under "Investment Programs of the Funds," and an investor should refer to that section to obtain information about each Fund. In general, whether a particular Fund may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Funds.

DERIVATIVE INSTRUMENTS

To the extent permitted by the investment objectives and policies of a Fund, a Fund may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Fund may purchase and write (sell) call and put options on swaps, securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. A Fund may also enter into total return and credit default swaps. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Fund may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. Strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Fund to set aside assets to meet its obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. There is no assurance that a Fund will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options. Most of the Funds (except for the Strategic Partners Money Market Fund) may engage in at least some types of options transactions. The purchaser of an option

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on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Fund will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Funds will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Funds' records). By writing a call option, a Fund assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Fund that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Fund will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Fund that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Fund may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Fund may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options. Each Fund (except the Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund, and the Strategic Partners Money Market Fund) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or

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currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Fund may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Fund's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Fund against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Fund could be left in a less favorable position than if such strategies had not been used. A Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Fund differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

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Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Company's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries. Although none of the Funds invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate

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government regulation and supervision. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Fund's share price and the amounts it distributes to shareholders in dividends may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Fund may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions. A Fund that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Fund may enter into a forward contract to increase exposure to a foreign currency when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Fund's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Fund may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Fund will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Funds' records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Fund share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Fund's losses on securities denominated in foreign currency, it

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may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Funds' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES

Most of the Funds, including the Funds that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund's income, but also will increase the credit risk to which the Fund is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In

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addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Fund find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage-backed security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

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Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage-backed securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES

Asset-backed securities conceptually are similar to mortgage-backed securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS

Certain of the Funds may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Funds (other than the Strategic Partners Relative Value Fund, Strategic Partners Core Value Fund, Strategic Partners Large Cap Core Fund and Strategic Partners

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Equity Income Fund) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Funds will generally engage in such when-issued, delayed-delivery or forward commitment transactions with the intent of actually acquiring the securities, a Fund may sometimes sell such a security prior to the settlement date. The Strategic Partners Money Market Fund will not enter into these commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.

Certain Funds may also sell securities on a delayed-delivery or forward commitment basis. If the Fund does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

Subject to guidelines adopted by the Board, each Fund may invest up to 15% of its net assets in illiquid securities (except for the Strategic Partners Money Market Fund, which is limited to 10% of its net assets, and the Strategic Partners Core Value Fund and Strategic Partners Large Cap Core Fund, which are limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund's Sub-advisor under the guidelines adopted by the Directors of the Company. However, the liquidity of a Fund's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market

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Certain Risk Factors and Investment Methods

rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Fund's limit on illiquid securities.

A Fund that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Fund is delayed or prevented from disposing of the collateral. A Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The Strategic Partners High Yield Bond Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.

REVERSE REPURCHASE AGREEMENTS

Certain Funds (specifically, the Strategic Partners International Growth Fund, the the Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund, the Strategic Partners Capital Growth Fund, the Strategic Partners Concentrated Growth Fund, the Strategic Partners High Yield Bond Fund and the Strategic Partners Money Market Fund) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Fund and, like borrowing money, may increase fluctuations in a Fund's share price. When entering into a reverse repurchase agreement, a Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING

Each Fund may borrow money from banks. Each Fund's borrowings are limited so that immediately after such borrowing the value of the Fund's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, such Fund must reduce such borrowings so as to meet the necessary test within three business days. Certain Funds (the Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund, and the Strategic Partners Money Market Fund) will not purchase securities when outstanding borrowings are greater than 5% of the Fund's total assets. If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

166 Visit our website at www.strategicpartners.com

LENDING PORTFOLIO SECURITIES

Each Fund may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a "Borrower") for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Fund has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Fund in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Fund. The Fund could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower's default. These events could trigger adverse tax consequences to a Fund. Lending securities involves certain other risks, including the risk that the Fund will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES

Investments of Uninvested Cash. The Company has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Funds can "sweep" excess cash balances of the Funds to those funds for temporary investment purposes. Under the 1940 Act, as amended, the Funds investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate. Certain Sub-advisors may invest Fund assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also "sweep" excess cash balances of the Funds to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of the Fund's total assets are invested in shares of an affiliated money market mutual fund or short-term bond funds.

Investments in Other Investment Companies. Investments by the Funds in other investment companies will result in an additional layer of fees for Fund shareholders. The additional layer of fees is charged to the Funds in their capacity as a shareholder in the other investment company. Under the 1940 Act, as amended, the Funds' investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate.

Strategic Partners Mutual Funds, Inc. 167

Certain Risk Factors and Investment Methods

EXCHANGE-TRADED FUNDS (ETFs)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track.

Risks specific to investments in ETFs include price volatility due to lack of liquidity for certain securities held by the ETF. An exchange may halt trading in the ETF due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF shares inadvisable. There are tax consequences associated with investments in ETF shares. An ETF's NAV may not correspond with the ETF's market price, trading at a premium or discount to the NAV. Price differences may occur due to supply of and demand for ETF shares in the secondary trading market differing from supply and demand for the individual or aggregate stocks underlying the ETF.

SHORT SALES "AGAINST THE BOX"

While none of the Funds will make short sales generally, the Strategic Partners International Growth Fund, the Strategic Partners Mid-Cap Growth Fund, the Strategic Partners Technology Fund, the Strategic Partners Managed OTC Fund, the Strategic Partners Capital Growth Fund the Strategic Partners Concentrated Growth Fund, the Strategic Partners Balanced Fund, and the Strategic Partners High Yield Bond Fund may make short sales "against the box." A short sale against the box involves selling a security that the Fund owns, or has the right to obtain without additional cost, for delivery at a specified date in the future. A Fund may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Fund loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS

Certain Funds may participate in the initial public offering ("IPO") market, and a portion of a Fund's returns may be attributable to Fund investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

168 Visit our website at www.strategicpartners.com

Notes

Strategic Partners Mutual Funds, Inc. 169

Notes

170 Visit our website at www.strategicpartners.com

FOR MORE INFORMATION

Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual Fund Services LLC P.O. Box 8098 Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852

(732) 482-7555 (Calling from outside the U.S.)

■  WEBSITE

www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  Outside Brokers should contact: Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  BY MAIL

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102

■  BY ELECTRONIC REQUEST

publicinfo@sec.gov Note: (The SEC charges a fee to copy documents)

■  IN PERSON

Public Reference Room in Washington, DC For hours of operation and location, call 1-(202)-942-8090

■  VIA THE INTERNET

on the EDGAR Database at http://www.sec.gov

Additional information about the Fund's investments is included in the Annual and Semiannual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year)

■  SEMIANNUAL REPORT

SP Equity Income Fund

Class	A		B		C		L		M		X
Nasdaq					AGOCX		AGOAX		AGOBX		AXGOX
CUSIP	86277	C108	86277	C306	86277	C504	86277	C207	86277	C405	86277	C603

SP Balanced Fund

Class	A		B		C		L		M		X
Nasdaq					ACBCX		AACBX		ACBBX		ACBZX
CUSIP	86277	C702	86277	C884	86277	C868	86277	C801	86277	C876	86277	C850

SP Concentrated Growth

Class	A		B		C		L		M		X
Nasdaq					CCGSX		CAGSX		CBGSX		CZGSX
CUSIP	86277	C579	86277	C553	86277	C538	86277	C561	86277	C546	86277	C520

SP Small Cap Growth, Formerly SP Managed Small Cap Growth Fund

Class	A		B		C		L		M		X
Nasdaq					PBHCX		PBSAX		PBSBX		PBSZX
CUSIP	86277	C777	86277	C751	86277	C736	86277	C769	86277	C744	86277	C728

SP High Yield Bond

Class	A		B		C		L		M		X
Nasdaq					FCHYX		FHYAX		FBHYX		FHYZX
CUSIP	86277	C710	86277	C686	86277	C660	86277	C694	86277	C678	86277	C652

SP Mid Cap Growth

Class	A		B		C		L		M		X
Nasdaq					GCMGX		GAMGX		GBMGX
CUSIP	86277	C512	86277	C488	86277	C462	86277	C496	86277	C470	86277	C454

SP Technology Fund

Class	A		B		C		L		M		X
Nasdaq					ICNVX		IANVX		IBNVX		IXNZX
CUSIP	086277	C314	086277	C280	086277	C264	086277	C298	086277	C272	086277	C256

SP Money Market Fund

Class	A		C		D		L		M		X
Nasdaq			ASCXX				AASXX		ABSXX		ASXXX
CUSIP	86277	E104	86277	E609	86277	E302	86277	E203	86277	E500	86277	E708

SP Capital Growth

Class	A		B		C		L		M		X
Nasdaq					MARCX		MARAX		MARBX		MARZX
CUSIP	86277	C249	86277	C223	86277	C199	86277	C231	86277	C215	86277	C181

SP Mid Cap Value Fund

Class	A		B		C		L		M		X		Z
Nasdaq					NCBVX		NABVX		NBBVX		NBVZX
CUSIP	86277	E807	86277	E872	86277	E856	86277	E880	86277	E864	86277	E849	86277	E435

SP Core Value Fund

Class	A		B		C		L		M		X
Nasdaq					SBVCX		SOVAX		SVCBX
	86277	E633	86277	E617	86277	E583	86277	E625	86277	E591	86277	E575

SP International Growth Fund

Class	A		B		C		L		M		X
Nasdaq					WBCIX		WBAIX		WBBIX		WBZIX
CUSIP	86277	E492	86277	E476	86277	E450	86277	E484	86277	E468	86277	E443

SP Large Cap Core

Class	A		B		C		L		M		X
Nasdaq					MCIFX		MAIFX		MBIFX		MXIFX
CUSIP	86277	E567	86277	E542	86277	E526	86277	E559	86277	E534	86277	E518

SP Managed OTC Fund

Class	A		B		C		L		M		X
Nasdaq					PCMOX		PRMAX		PMOBX
CUSIP	86277	E690	86277	E674	86277	E658	86277	E682	86277	E666	86277	E641

MFSP601A    Each Fund's Investment Company Act File No. is 811-08085.

Securities Lending:

The Company has made arrangements for the Funds to lend securities.  While a Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Fund.  In addition to the compensation payable by borrowers under securities loans, a Fund would also earn income from the investment of cash collateral for such loans.  Any cash collateral received by a Fund in connection with such loans normally will be invested in short-term instruments.  However, any losses resulting from the investment of cash collateral would be borne by the lending Fund.  There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Fund or to pay all expenses incurred by a Fund in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

ADDITIONAL PERFORMANCE INFORMATION

From time to time, a Fund’s yield and total return may be included in advertisements, sales literature, or shareholder reports.  In addition, the Company may advertise the effective yield of the Strategic Partners Money Market Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

STRATEGIC PARTNERS MONEY MARKET FUND (the “Money Market Fund”):

In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund’s current annualized yield for a seven-day period in accordance with a specified formula, which does not take into consideration any realized or unrealized gains or losses on its portfolio securities.  This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, which is the Fund’s yield determined on a compounded basis.  The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Money Market Fund’s actual yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the corresponding Portfolio in which the Money Market Fund invests, the types and quality of portfolio securities held by such Fund, and the Fund’s operating expenses.  For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Fund’s net asset value to fall below $1.  In addition, the income earned by the Fund will fluctuate based on market conditions, interest rates and other factors.  In a low interest rate environment, the yield for the Fund, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive.  A negative yield may also cause the Fund’s net asset value to fall below $1.  The Investment Manager may decide to reimburse certain of these expenses to the Fund in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

ALL OTHER FUNDS:

Standardized Average Annual Total Return Quotations.  “Total return” is one of the primary methods used to measure performance and represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class.  Average annual total return quotations for Class A, B, L, M, C and X shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P(1+T)n - ERV

Where:	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

	ERV	=	ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial $1,000 payment, and that all dividends and distributions made by a Fund are reinvested at net asset value (“NAV”) during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period.  The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance.  Performance may also be portrayed in terms of cash or investment values, without percentages.  Past performance cannot guarantee any particular future result.  In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.  For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

In addition, with respect to the Class X shares, a standardized return will reflect the impact of the 2.5% bonus shares.  The impact of the bonus shares on total return is particularly pronounced for shorter periods for which total return is measured, such as one and three years.  You should take this into consideration in any comparison of total return between the Funds and other mutual funds.  For a discussion of the Class X bonus shares, see the Company’s Prospectus under “How to Buy Shares.”

Standardized Yield Quotations.  The yield of a class of Fund shares is computed by dividing the class’s net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

YIELD = 2 [ (a - b + 1)[6] - 1 ]
cd

Where:	a	=	net investment income earned during the period attributable to the subject class

	b	=	net expenses accrued for the period attributable to the subject class

	c	=	the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends

	d	=	the maximum offering price per share of the subject class

Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares and Class L shares, other than shares of the Strategic Partners Money Market Fund, will include the maximum sales charge imposed on purchases of Class A shares and Class L shares which decreases with the amount of shares purchased.

Non-Standardized Performance.  In order to more completely represent a Fund’s performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data (“Non-Standardized Return”).  Non-Standardized Return may be quoted for the same or different periods as those for which standardized return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.  Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.  Non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

Each Fund may also publish its distribution rate and/or its effective distribution rate.  A Fund’s distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current NAV per share.  A Fund’s effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio.  The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment.  Unlike a Fund’s yield, which is computed from the yields to maturity of all debt obligations held by the Fund, the distribution rate is based on a Fund’s last monthly distribution.  A Fund’s monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see the Company’s Prospectus under “Dividends, Capital Gains and Taxes”).

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Comparative Information.  From time to time in advertisements or sales material, the Fund’s performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc. or Morningstar, or by publications of general interest, such as Forbes or Money, may be discussed.  The performance of the Funds may also be compared to that of other selected mutual funds, mutual fund averages or recognized stock market indicators.  Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds’ investments.  Descriptions of some of the indices which may be used are listed below:

•      The Standard & Poor’s 500 Composite Stock Price Index is a well-diversified list of 500 large capitalization companies representing the U.S. Stock Market.

•      The Standard and Poor’s Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market.  It contains companies chosen by the Standard & Poor’s Index Committee for their size, industry characteristics, and liquidity.  None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index).  The S&P 600 is weighted by market capitalization.

•      The NASDAQ-100 Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

•      The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government.  Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

•      The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion.  To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated “Baa” or its equivalent or higher (“investment grade”) by a nationally recognized rating agency.

•      The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to determine the companies that are included in the Index.  Only common stocks are included in the Index.

•      The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

•      The Morgan Stanley Capital International EAFE Index (the “EAFE Index”) is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization.  However, EAFE is also available weighted by Gross Domestic Product (“GDP”). These weights are modified on July 1st of each year to reflect the prior year’s GDP.

•      The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody’s.  All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

In addition, the total return or yield of the Funds may be compared to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index.

Each Fund’s investment performance may be advertised in various financial publications, newspapers, magazines, including: Across the Board, Advertising Age, Adviser’s Magazine, Adweek, Agent, American Banker, American Agent and Broker, Associated Press, Barron’s, Best’s Review, Bloomberg, Broker World, Business Daily, Business Insurance, Business Marketing, Business Month, Business News Features, Business Week, Business Wire, California Broker, Changing Times, Consumer Reports, Consumer Digest, Crain’s, Dow Jones News Service, Economist, Entrepreneur, Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Hartford Courant, Inc., Independent Business, Institutional Investor, Insurance Forum, Insurance Advocate Independent, Insurance Review Investor’s, Insurance Times, Insurance Week, Insurance Product News, Insurance Sales, Investment Dealers Digest, Investment Advisor, Journal of Commerce, Journal of Accountancy, Journal of the American Society of CLU & ChFC, Kiplinger’s Personal Finance, Knight-Ridder, Life Association News, Life Insurance Selling, Life Times, LIMRA’s MarketFacts, Lipper Analytical Services, Inc., MarketFacts, Medical Economics, Money, Morningstar, Inc., Nation’s Business, National Underwriter, New Choices, New England Business, New York Times, Pension World, Pensions & Investments, Professional Insurance Agents, Professional Agent, Registered Representative, Reuter’s, Rough Notes, Round the Table, Service, Success, The Standard, The Boston Globe, The Washington Post, Tillinghast, Time, U.S. News & World Report, U.S. Banker, United Press International, USA Today, Value Line, The Wall Street Journal, Wiesenberger Investment and Working Woman.

From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

MANAGEMENT OF THE COMPANY

The following table sets forth information concerning the officers and Directors of the Company, including their addresses and principal business occupations for the last five years:

Independent Directors

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex † Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (53)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd; formerly Vice President at Morgan Stanley & Co.	83

Director of Dynegy Inc. (energy services) (since September 2002); Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006).

David E. A. Carson (71)	Director	Since 1997	Director (January 2000 – May 2000), Chairman (January 1999 – December 1999), Chairman and Chief Executive Officer (January 1998 – December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983 – 1997).	86
Robert E. La Blanc (71)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	85

Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company)

Douglas H. McCorkindale (66)	Director	Since 2003	Chairman (since February 2001), of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	84	Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001)
Richard A. Redeker (62)	Director	Since 2003	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999	84
Robin B. Smith (65)	Director	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	85	Director of BellSouth Corporation (since 1992)
Stephen G. Stoneburn (62)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).	85

Clay T. Whitehead (67)	Director	Since 2003	President (since 1983) of National Exchange Inc. (new business development firm)	85	President (since 1983) of the YCO (new business development firm)

Interested Directors*

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex † Overseen by Director	Other Directorships Held by the Director****
Judy A. Rice (58)	President and Director	Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.	84

Robert F. Gunia (59)	Vice President and Director	Since 2003	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	159	Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund Inc.

Information pertaining to the Officers of the Company who are not also Directors is set forth below.

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Kathryn Quirk (53)	Chief Legal Officer	Since 2005

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Helene Gurian (51)	Anti-Money Laundering Compliance Officer

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 2003

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Deborah A. Docs (48)	Secretary	Since 2005

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary	Since 2005

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

*                                         “Interested” Director, as defined in the 1940 Act, by reason of affiliation with the Managers or the Distributors.

**                                  Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

***                           There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.  The table shows the number of years for which they have served as a Director and/or Officer.

****                    This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Directors and Officers of the Company are also directors or trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributors (as defined below).

Pursuant to the Management Agreement with the Company, the Managers pay all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

†             The Fund Complex consists of all investment companies managed by PI and/or ASISI including JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Standing Board Committees

The Board has established three standing committees in connection with governance of the Funds: Audit, Nominating and Governance, and Valuation, as described below:

Audit Committee. The Audit Committee consists of the following Independent Directors; Ms. Bynoe, Messrs. Carson (chair), Stoneburn, Whitehead and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2005. The Nominating and Governance Committee Charter is available on the Fund’s websites at www.strategicpartners.com and www.jennisondryden.com .

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Prudential World Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•     the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•     a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•      any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•      the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund’s portolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Trust Officer availability. The Valuation Committee met once during the fiscal year ended October 31, 2005.

Director Compensation

The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their Directors’ fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Company accrues deferred Directors’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Company.

The Company has no retirement or pension plan for its Directors.

The dollar range of equity securities beneficially owned by the Directors of the Company as of the calendar year ended December 31, 2005 are listed below:

Independent Directors:

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Directors in the Fund Complex
David E. A. Carson	Strategic Partners Capital Growth Fund: ($1,000 – $10,000); Strategic Partners Concentrated Growth Fund: ($1,000 – $10,000); Strategic Partners International Growth Fund: ($10,001 – $50,000)	Over $100,000
Robert E. LaBlanc	Strategic Partners Managed OTC Fund ($10,001 – $50,000)	Over $100,000
Douglas H. McCorkindale	N/A	Over $100,000
Richard A. Redeker	N/A	Over $100,000
Robin B. Smith	N/A	Over $100,000
Stephen G. Stoneburn	N/A	Over $100,000
Clay T. Whitehead	N/A	Over $100,000

Interested Directors:

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Directors in the Fund Complex
Robert F. Gunia	N/A	Over $100,000
Judy A. Rice	N/A	Over $100,000

The Directors also considered financial information about the Managers’ costs, an analysis of historical profitability of each Fund, and the importance of supporting quality, long-term service by the Managers and the Sub-advisors to help achieve solid investment performance.

Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, the Directors determined that the approval of each investment management and sub-advisory agreement was in the best interests of each Fund and its shareholders and on that basis approved these agreements.

The Directors and officers of the Company who are affiliates of the Investment Manager do not receive compensation directly from the Company for serving in such capacities. However, those officers and Directors of the Company who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Company for the services it provides. Each of the other Directors receives annual and per meeting fees paid by the Company plus expenses for each meeting of the Board and of shareholders that he/she attends. Compensation received during the fiscal period ended October 31, 2005 with respect to the Registrant, and for the period ended December 31, 2005 with respect to the Fund Complex, by the Directors who are not affiliates of the Investment Manager was as follows:

Name of Director	Aggregate Compensation from Registrant	Total Compensation from Registrant and Fund Complex Paid to Director

Linda W. Bynoe(2)	$18,412	$179,000	(34/83)	(1)
David E.A. Carson	$22,749	$190,000	(37/86)	(1)
Robert E. LaBlanc	$22,069	$179,000	(36/85)	(1)
Douglas H. McCorkindale(2)	$21,528	$170,000	(35/84)	(1)
Richard A. Redeker	$22,388	$184,000	(35/84)	(1)
Robin B. Smith(2)	$23,283	$193,000	(36/85)	(1)
Stephen G. Stoneburn(2)	$22,095	$179,000	(36/85)	(1)
Clay T. Whitehead	$21,840	$174,000	(36/85)	(1)
Nancy Teters (Director Emeritus)	$17,151	$160,000

(1)           Number of funds/portfolios which existed at December 31, 2005 and excludes funds/portfolios which liquidated/merged out of existence during 2005.

(2)          Including accrued interest and/or fund rate of return on amounts deferred through December 31, 2005, the total earnings for the calendar year amounted to approximately $18,629, $233,108, $374,645 and $19,719 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

The Company’s Articles of Incorporation provides that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by federal and state law, including Maryland law. Neither the Articles of Incorporation nor the By-laws of the Company authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Maryland General Corporation Law, a Director of the Company who is held liable for assenting to a distribution made in violation of the Company’s Articles of Incorporation is entitled to contribution from each shareholder of the Company for the amount the shareholder accepted knowing the distribution was made in violation of those provisions. Absent such knowledge, a shareholder will not be obligated to the Company or its creditors in respect of shares held in the Company except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

As of February 3, 2006, the Directors and officers of the Company owned, in the aggregate, less than 1% of each class of the Company’s shares.

Codes of Ethics. The Company, the Investment Manager and the Distributor have adopted codes of ethics under rule 17j-1 of the 1940 Act. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct, they do not prohibit investments in securities, including securities that may be purchased or held by the Funds and Portfolios, by such personnel.

Proxy Voting Policies and Recordkeeping Procedures. The Board has delegated to the Company’s Investment Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Fund. The Company authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its Sub-advisor or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for a Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between a Fund and the Manager or its affiliates.

The Manager delegates to each Fund’s Sub-advisor the responsibility for voting each Fund’s proxies. The Sub-advisor is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written Policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Sub-advisor or its affiliates. The Manager and the Board expect that the Sub-advisor will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Managers expect that the Sub-advisor will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet at www.strategicpartners.com as well as www.irrc.com/prudential and on the Commission’s website at www.sec.gov.

A summary of the proxy voting policies of each Fund’s Sub-advisor is set forth in Appendix B of this SAI.

INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGERS:

American Skandia Investment Services, Inc. (“ASISI”), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers of the Funds (each an “Investment Manager” and together the “Investment Managers”) pursuant to an investment management agreement with the Company on behalf of each Fund (the “Management Agreement”). Until May 1, 2003 when PI became co-manager, ASISI served as the sole investment manager to the Company since it commenced operations and has served since 1992 as the investment manager to American Skandia Trust (“AST”), an investment company whose shares are made available to life insurance companies writing variable annuity contracts and variable life insurance policies. PI also serves as co-manager to AST as well as investment manager to the investment companies that comprise the Prudential mutual funds. PI and its predecessors have served as manager or administrator to investment companies since 1987. PI and ASISI are both wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

For a list of those officers and Directors of the Company who also serve in similar capacities for the Investment Managers, see this SAI under “Management of the Company.”

Under the Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI’s investment management responsibilities with respect to the Company. Pursuant to the Management Agreement, the Investment Managers will jointly administer each Fund’s business affairs and supervise each Fund’s investments. The Investment Managers must provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board. Subject to approval by the Board, the Investment Managers may select and employ one or more sub-advisors for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. The Investment Managers have engaged the Sub-advisors noted on the cover of this SAI to conduct the various investment programs of each Fund pursuant to separate sub-advisory agreements.

The Management Agreement provides, in substance, that the Investment Managers will furnish each Fund with investment advice and investment management and administrative services subject to the supervision of the Directors of the Company, where applicable, and in conformity with the stated investment objective, policies and limitations of the applicable Fund. The Investment Managers are responsible for providing, at their expense, such personnel as is required by each Fund for the proper conduct of its affairs and may engage a sub-advisor to conduct the investment program of the Fund pursuant to the Investment Managers’ obligations under the Management Agreement. The Investment Managers, not the Funds, are responsible for the expenses of conducting the investment programs of the Funds.

The Management Agreement provides further that neither the Investment Managers nor their personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreement, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement. The Management Agreement also permits the Investment Managers to render services to others.

Under the terms of the Management Agreement, each Fund has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund’s average daily NAV. PI does not receive a fee for its services under the Management Agreement. The Investment Managers, not any Fund, are responsible for the payment of the sub-advisory fees to the Sub-advisors. For a discussion of the fees payable to ASISI and the Sub-advisors, as well as any applicable fee waiver arrangements, see the Company’s Prospectus under “Expense Information” and “Management of the Funds.”

Investment Management Fees. ASISI receives a monthly fee from each Fund for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the sub-advisory services at no additional cost to any Fund. Each Fund’s investment management fee is accrued daily for the purposes of determining the offering and redemption price of the Fund’s shares. The fees payable to ASISI, based on a stated percentage of the Fund’s average daily net assets, are as follows:

Fund:	Annual Rate:

Strategic Partners International Growth Fund	1.00% to $500 million; 0.95% next $500 million; 0.90% $1 billion and over

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	0.95%

Strategic Partners Mid-Cap Growth Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund,	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over

Strategic Partners Technology Fund	1.00%

Strategic Partners Managed OTC Fund	0.85%

Strategic Partners Capital Growth Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over

Strategic Partners Concentrated Growth Fund	0.90% to $500 million; 0.85% next $500 million; 0.80% $1 billion and over

Strategic Partners Core Value Fund	0.85%

Strategic Partners Large Cap Core Fund	0.80% to $500 million; 0.75% next $500 million; 0.70% $1 billion and over

Strategic Partners Equity Income Fund	0.85% to $500 million; 0.80% next $500 million; 0.75% $1 billion and over(1)

Strategic Partners Balanced Fund	0.75% to $500 million; 0.70% next $500 million; 0.65% $1 billion and over

Strategic Partners High Yield Bond Fund	0.70% to $500 million; 0.65% next $500 million; 0.60% $1 billion and over

Strategic Partners Money Market Fund	0.50%(1)

(1)         The Investment Manager has contractually undertaken through February 28, 2007 to waive 0.10% of the Fund’s annual management fee. The Fund’s management fee is 0.40% when the waiver is reflected.

Investment Management Fee Waivers.

The Investment Manager has contractually  agreed to waive portions of its investment management fees through February 28, 2007 equal to 0.05% of the average daily net assets of International Growth Fund, 0.10% for Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund, and Mid-Cap Growth Fund, and 0.20% of the average daily net assets of

Equity Income Fund for the fiscal year ended October 31, 2005.

The investment management fee paid for each of the past three fiscal years by each Fund that was publicly offered prior to October 31, 2005 was as follows:

Name of Fund	Year ended October 31, 2003	Year ended October 31, 2004	Year ended October 31, 2005

Strategic Partners International Growth Fund	$1,374,452	$2,604,595	$2,694,795

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	$392,715	$487,313	$402,568

Strategic Partners Mid-Cap Growth Fund	$210,786	$1,561,792	$1,504,224

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	$1,721,620	$2,763,015	$2,890,236

Strategic Partners Technology Fund	$192,817	$236,946	$181,946

Strategic Partners Managed OTC Fund	$270,064	$344,820	$274,382

Strategic Partners Capital Growth Fund	$5,596,554	$7,551,719	$6,641,656

Strategic Partners Concentrated Growth Fund	$5,198,925	$4,665,039	$3,390,830

Strategic Partners Core Value Fund	$276,179	$375,625	$423,511

Strategic Partners Large Cap Core Fund	$1,072,855	$1,309,668	$1,158,654

Strategic Partners Equity Income Fund	$2,327,186	$2,565,574	$2,137,122

Strategic Partners Balanced Fund	$1,218,738	$1,262,801	$1,056,712

Strategic Partners High Yield Bond Fund	$1,321,082	$1,358,645	$1,036,279

Strategic Partners Money Market Fund	$1,844,079	$1,171,465	$706,913

The Strategic Partners Concentrated Growth Fund, Strategic Partners Balanced Fund, Strategic Partners High Yield Bond Fund, and Strategic Partners Money Market Fund commenced operations on July 28, 1997. The Strategic Partners International Growth Fund, and Strategic Partners Equity Income Fund commenced operations on January 2, 1998. The Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund, and Strategic Partners Capital Growth Fund commenced operations on August 19, 1998. The Strategic Partners Large Cap Core Fund commenced operations on November 1, 1999. The

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund, commenced operations on March 1, 2000. The Strategic Partners Mid-Cap Growth Fund, Strategic Partners Technology Fund, and the Strategic Partners Managed OTC Fund commenced operations on September 11, 2000. The Strategic Strategic Partners Core Value Fund commenced operations on March 1, 2001. As discussed in this SAI under “Fund Expenses” and in the Company’s Prospectus under “Expense Information,” the Investment Manager has voluntarily agreed to reimburse the other expenses of each Fund so that each Fund’s total expenses do not exceed specified levels. During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.

The Management Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on 60 days’ written notice by vote of a majority of the Directors, where applicable, or by the Investment Managers, or by holders of a majority of the applicable Fund’s outstanding shares, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

The Investment Managers currently engage the following Sub-advisors to conduct the investment programs of each Fund pursuant to separate sub-advisory agreements with the Investment Manager (the “Sub-Advisory Agreements”):

Fund Name	Sub-Advisor(s)
Strategic Partners International Growth Fund	William Blair & Company, L.L.C.
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	RS Investment Management, L.P. and Transamerica Investment Management, L.L.C.
Strategic Partners Mid-Cap Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	Neuberger Berman Management Inc.
Strategic Partners Technology Fund	The Dreyfus Corporation
Strategic Partners Managed OTC Fund	ProFund Advisors L.L.C.
Strategic Partners Capital Growth Fund	Marsico Capital Management, LLC
Strategic Partners Concentrated Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Core Value Fund	Alliance Capital Management L.P.
Strategic Partners Large Cap Core Fund	Alliance Capital Management L.P.
Strategic Partners Equity Income Fund	Alliance Capital Management L.P. and T. Row Price Associates, Inc.
Strategic Partners Balanced Fund	American Century Investment Management, Inc.
Strategic Partners High Yield Bond Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Money Market Fund	Prudential Investment Management, Inc.

The Sub-Advisory Agreements provide that the Sub-advisors will formulate and implement a continuous investment program for each Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Investment Manager. Each Sub-advisor will, subject to the supervision and control of the Investment Manager, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions. The Sub-advisors are required to furnish the Investment Manager with periodic reports concerning the transactions and performance of the Fund. Each Sub-advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Nothing in the Sub-advisory Agreements prevents the Investment Manager from engaging other sub-advisors to provide investment advice and other services to a Fund, or from providing such services itself.

Sub-Advisory Fees. ASISI pays each Sub-advisor on a monthly basis for the performance of sub-advisory services. The fee payable to the Sub-advisors with respect to each Fund may differ, reflecting, among other things, the investment objective, policies and limitations of each Fund and the nature of each Sub-advisory Agreement. Each Sub-advisor’s fee is accrued daily for purposes of determining the amount payable by the Investment Manager to the Sub-advisor. The fees payable to the Sub-advisors, based on a stated percentage of the Fund’s average daily net assets, are as follows:

William Blair & Company, LLC for the Strategic Partners International Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .30% of the portion of the combined average daily net assets not in excess of $500 million; plus .25% of the portion over $500 million but not in excess of $1 billion; plus .20% of the portion in excess of $1 billion. Prior to November 11, 2002, the Investment Manager had engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Overseas Growth Fund) for an annual rate of .60% of the portion of the average daily net assets of the Fund not in excess of $100 million; when the average daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

RS Investment Management, L.P. for the Strategic Partners Small-Cap Growth Fund, formerly Strategic Partners Managed Small-Cap Growth Fund:  An annual rate of 0.50% for first $150 million of average daily net assets of the Fund and 0.45% on average daily net assets of the Fund exceeding $150 million.

Transamerica Investment Management for the Strategic Partners Small-Cap Growth Fund, formerly Strategic Partners Managed Small-Cap Growth Fund: An annual rate of .50% of the average daily net assets of the Fund.

Goldman Sachs Asset Management, L.P. for the Strategic Partners Mid-Cap Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and ASAF Goldman Sachs Concentrated Growth Fund and the following series of American Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs Concentrated Growth Portfolio, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Funds .28% of the portion of the average daily net assets of the Funds not in excess of $1 billion plus .25% of the portion of the net assets over $1 billion. Prior to November 11, 2002, the Investment Manager had engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Mid-Cap Growth Fund) for an annual rate of .50% of the portion of the combined average daily net assets not in excess of $250 million; plus ..45% of the portion over $250 million but not in excess of $750 million; plus ..40% of the portion over $750 million but not in excess of $1.5 billion; plus ..35% of the portion in excess of $1.5 billion.

Neuberger Berman Management Inc. for the Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

The Dreyfus Corporation for the Strategic Partners Technology Fund: An annual rate of 0.55% on first $100 million of the Fund’s average daily net assets; 0.45% of the Fund’s average daily net assets over $100 million to $200 million; 0.425% of the Fund’s average daily net assets over $200 million to $400 million; 0.40% of the Fund’s average daily net assets over $400 million to $900 million; and 0.35% of the Fund’s average daily net assets over $900 million. Prior to July 21, 2004, the Investment Manager engaged INVESCO Institutional, N.A. as Sub-advisor for the Fund, at an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the ASAF INVESCO Health Sciences Fund: .55% of the of the portion of the average daily net assets not in excess of $100 million; plus .45% of the portion of the average daily net assets over $100 million but not in excess of $200 million; plus .425% of the portion of the average daily net assets over $200 million but not in excess of $400 million; plus .40% of the portion of the average daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

ProFund Advisors LLC for the Strategic Partners Managed OTC Fund: An annual rate of .35% of the portion of the average daily net assets of the Fund not in excess of $400 million; plus .25% of the portion over $400 million. Prior to March 1, 2001, the Investment Manager had engaged Rydex Global Advisors as Sub-advisor for the Fund, for the same fee rate

Marsico Capital Management, LLC for the Strategic Partners Capital Growth Fund: An annual rate of .45% of the average daily net assets of the Fund.

Goldman Sachs Asset Management, L.P. for the Strategic Partners Concentrated Growth Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and Strategic Partners Goldman Sachs Mid-Cap Growth Fund and the following series of American Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs Concentrated Growth Portfolio, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Funds .28% of the portion of the average daily net assets of the Funds not in excess of $1 billion plus .25% of the portion of the net assets over $1 billion. Prior to November 11, 2002, the Investment Manager had engaged Janus Capital Management LLC as Sub-advisor for the Fund (formerly, the ASAF Janus Mid-Cap Growth Fund) for an annual rate of .45% of the average daily net assets of the Fund.

.1533% of the portion of the combined average daily net assets not in excess of $300 million; plus .10% of the portion of the net assets over $300 million. Notwithstanding the foregoing, the following annual rate will apply for each day that the combined average daily net assets are not in excess of $300 million: .40% of the first $10 million of combined average daily net assets; plus .30% on the next $40 million of combined average daily net assets; plus .20% on the next $50 million of combined average daily net assets; plus ..10% on the next $200 million of combined average daily net assets. Prior to May 1, 2000, the Investment Manager had engaged Bankers Trust Company as Sub-advisor for the Fund at a total Sub-advisory fee equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that was managed by Bankers Trust Company and identified by the Sub-Advisor and ASISI as being similar to the Fund: .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.

Alliance Capital Management LP for the Strategic Partners Core Value Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund: .25% of the portion of the combined average daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

Alliance Capital Management LP for the Strategic Partners Large Cap Core Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Fund:

.1533% of the portion of the combined average daily net assets not in excess of $300 million; plus .10% of the portion of the net assets over $300 million. Notwithstanding the foregoing, the following annual rate will apply for each day that the combined average daily net assets are not in excess of $300 million: .40% of the first $10 million of combined average daily net assets; plus .30% on the next $40 million of combined average daily net assets; plus .20% on the next $50 million of combined average daily net assets; plus .10% on the next $200 million of combined average daily net assets. Prior to May 1, 2000, the Investment Manager had engaged Bankers Trust Company as Sub-advisor for the Fund at a total Sub-advisory fee equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that was managed by Bankers Trust Company and identified by the Sub-Advisor and ASISI as being similar to the Fund: .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.

Alliance Capital Management L.P. for the Strategic Partners Equity Income Fund: An annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .30% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion over $1 billion but not in excess of $1.5 billion; plus .20% of the portion in excess of $1.5 billion. Prior to May 1, 2000, the Investment Manager had engaged Lord, Abbett & Co. as Sub-advisor for the Fund at a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; when the average daily net assets of the Fund equal or exceed $900 million, the annual rate will be .30% of the entire average daily net assets of the Fund.

T. Rowe Price for the Strategic Partners Equity Income Fund:  An annual rate of 0.40% on first $250 million of average daily net assets of the Fund; 0.375% on next $250 million of average daily net assets of the Fund; and 0.350% on average daily net assets of the Fund exceeding $500 million.

American Century Investment Management, Inc. for the Strategic Partners Balanced Fund: Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment Management, Inc., the Investment Manager was able to negotiate a reduction to the Sub-advisor’s standard fee schedule. This reduced fee schedule is an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Sub-advisor and Investment Manager as being similar to the Fund: .45% of the portion of the average daily net assets of the Fund not in excess of $50 million; plus .40% of the portion over $50 million but not in excess of $100 million; plus .35% of the portion over $100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

Goldman Sachs Asset Management, L.P., for the Strategic Partners High Yield Bond Fund: An annual rate of 0.30% of the Fund’s average daily net assets. Prior to May 1, 2004, the Investment Managers had engaged Federated Investment Counseling as the Sub-advisor for the Fund at an annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

Prudential Investment Management, Inc. for the Strategic Partners Money Market Fund: An annual rate of 0.25% of the average daily net assets of the Fund.  Prior to August 5, 2005, the previous Sub-advisor, Wells Capital Management, Inc., was paid an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by Wells Fargo Investment Management, Incorporated and identified by it and ASISI as being similar to the Fund: .07% of the portion of the combined average daily net assets not in excess of $500 million; plus .05% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion in excess of $1.5 billion. Prior to September 17, 2001, the Investment Manager had engaged J.P. Morgan Investment Management, Inc. as Sub-advisor for the Fund at a total Sub-advisory fee of an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the series of American Skandia Master Trust that is managed by J.P. Morgan Investment Management, Inc. and identified by it and ASISI as being similar to the Fund: .09% of the portion of the combined average daily net assets not in excess of $500 million; plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory Fee Waivers. Certain Sub-advisors have voluntarily agreed to waive a portion of their sub-advisory fees set forth above, as follows:

Commencing January 1, 2002, Neuberger Berman Management, Inc. has voluntarily agreed to waive a portion of its fee so that the following fee schedule based on the combined average daily net assets of the Strategic Partners Relative Value Fund and the series of American Skandia Trust that are managed by the Sub-advisor and identified by the Sub-advisor and Investment Manager as being similar to the Funds is in effect: .40% of the portion of the combined average daily net assets not in excess of $1 billion; plus .35% of the portion over $1 billion.

Commencing March 1, 2001, Marsico Capital Management, LLC has voluntarily agreed to waive the portion of its fee that exceeds the following percentage of the combined average daily net assets of the Fund and the series of American Skandia Trust that is managed by the Sub-advisor and identified by the Investment Manager and Sub-advisor as being similar to the Fund: .40% of the combined average daily net assets of the Fund. The Sub-advisor may terminate this voluntary agreement at any time.

The sub-advisory fees paid by the Investment Manager for each Fund for the fiscal years ended October 31, 2003, October 31, 2004 and October 31, 2005 are set forth in the following table. The notes following the table identify sub-advisory fees paid to Sub-advisors who no longer serve as Sub-advisors to the Funds.

Name of Fund	Year ended October 31, 2003	Year ended October 31, 2004	Year ended October 31, 2005

Strategic Partners International Growth Fund	$410,396	$639,058	$656,183

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	$67,257	$134,449	$120,414

Strategic Partners Mid-Cap Growth Fund	$53,922	$397,836	$409,516

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	$627,801	$1,098,886	$1,213,899

Strategic Partners Technology Fund	$106,049	$130,320	$100,070

Strategic Partners Managed OTC Fund	$111,203	$141,985	$112,981

Strategic Partners Capital Growth Fund	$2,230,617	$2,731,565	$2,635,729

Strategic Partners Concentrated Growth Fund	$1,318,017	$1,184,758	$922,764

Strategic Partners Core Value Fund	$81,229	$110,478	$124,562

Strategic Partners Large Cap Core Fund	$134,107	$172,624	$175,536

Strategic Partners Equity Income Fund	$542,351	$549,655	$542,281

Strategic Partners Balanced Fund	$473,954	$498,539	$452,339

Strategic Partners High Yield Bond Fund	$283,143	$424,571	$444,120

Strategic Partners Money Market Fund	$147,526	$99,453	$71,822

Notes:

Strategic Partners International Growth Fund: For fiscal year 2002 the entire fee noted above was paid to Janus Capital Management LLC, the prior Sub-advisor for the Fund.

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund: For fiscal year 2002, $31,502 was paid to Zurich Scudder Investments, Inc. and $160,602 was paid to Deutsche Asset Management, Inc.

Strategic Partners Mid-Cap Growth Fund: For fiscal year 2002, the entire fee noted above was paid to Janus Capital Management LLC, the prior Sub-advisor for the Fund.

Strategic Partners Concentrated Growth Fund: For fiscal year 2002, the entire fee noted above was paid to Janus Capital Management LLC, the prior Sub-advisor for the Fund.

Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Directors, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act) or upon termination of the Management Agreement with respect to that particular Fund (provided that the Sub-advisor has received notice of such termination).

Portfolio Managers:  The following tables set forth certain additional information with respect to the portfolio managers for each of the Fund’s Portfolios.  Unless noted otherwise, all information is provided as of October 31, 2005.

A.   Other Accounts Managed by Portfolio Managers.   The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts.  For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio	Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Strategic Partners International Growth Fund	W. George Greig of William Blair & Company, L.L.C.	7($6,167,000)	14($3,521,000)	1,392($5,688,600)

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	William J. Wolfenden III of RS Investment Management, L.P.	10($769,118,960)	0($0)	4($25,016,752)

Small Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	Gregory S. Weirick of Transamerica Investment Management, LLC	2($122,400,000)	2($83,900,000)	63 ($1,374,800,000) 1 ($1,300,000)

Strategic Partners Mid-Cap Growth Fund	David Shell, Steven M. Barry, and Gregory H. Ekizian of Goldman Sachs Asset Management, L.P.	28($8,656,983,618) for all	1($96,720,040) for all	507($19,749,975,138) 15($1,938,078,407) for all

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	S. Basu Mullick of Neuberger Berman Management, Inc.	10($6,700,000,000)	0($0)	1($15,000,000)

Strategic Partners Technology Fund	Mark Herskovitz of The Dreyfus Corporation	3($1,769,794,827)	0($0)	0($0)

Portfolio	Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Strategic Partners Managed OTC Fund	George Foster Elisa Petit of ProFund Advisors LLC	96($5,856,354,784) 36($2,985,892,040)	1($29,911,000) 0($0)	0($0) 0($0)

Strategic Partners Capital Growth Fund	Thomas F. Marsico of Marsico Capital Management, LLC	38($28,787,439,000)	12($1,555,589,000)	203($23,951,935,000)

Strategic Partners Concentrated Growth Fund	David Shell, Steven M. Barry, and Gregory H. Ekizian of Goldman Sachs Asset Management, L.P.	28($8,656,983,618) for all	1($96,720,040) for all	507($19,749,975,138) 15($1,938,078,407) for all

Strategic Partners Core Value Fund	Alliance Capital Management L.P. Marilyn Fedak	26($19,569,405,957) 1($6,235,831,629)	31($949,214,413)	239($10,449,652,880) 4($828,560,626)

Strategic Partners Large Cap Core Fund	Alliance Capital Management L.P. Drew Demakis	11($2,916,601,896)	0($0)	16($506,785,566)

Strategic Partners Equity Income Fund	Alliance Capital Management L.P. Frank Caruso	6($11,290,221,601)	0($0)	8($2,359,716,902) 1($1,744,033,576)

Strategic Partners Equity Income Fund	Stephen W. Boesel of T. Rowe Price	3($11,019,200)	0($0)	6($98,800.000)
	John D. Linehan	5($4,641,200)	3($466,900)	14($1,196,100)
	Brian C. Rogers	13($29,246,700)	1($324,400)	15($1,196,000)

Strategic Partners Balanced Fund	Jeffrey R. Tyler of American Century Investment Management, Inc.	16 ($5,151,870,075)	34($1,121,724,194)	0($0)

Strategic Partners High Yield Bond Fund	Andrew Jessop, Diana Gordon and Rob Cignarella of Goldman Sachs Asset Management, L.P.	7($3,221,800,000) for all	5($7,057,700,000) for all	34($11,665,620,000) 5($3,620,000,000) for all

B.  Portfolio Manager Compensation / Material Conflicts of Interest.   The table below identifies, for each Portfolio Manager, the structure of, and method(s) used to determine, portfolio manager compensation.  The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
Strategic Partners International Growth Fund

William Blair & Company, L.L.C.
Compensation

The compensation of William Blair portfolio managers is based on the firm’s mission: “to achieve success for its clients.” The Fund’s portfolio manager is a principal of William Blair, and as of October 31, 2004 his compensation consists of a base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The portfolio manager’s compensation is determined by the head of William Blair’s Investment Management Department, subject to the approval of the firm’s Executive Committee. The base salary is fixed and the portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

Conflicts of Interest

Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund

RS Investment  Mangement, L.P.
Compensation
RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm’s portfolio managers is part of either the Growth Group or the Value Group.  William J. Wolfenden III is a member of the Growth Group (the “Group”).

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht, Chairman of RS Investments, and Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2005. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual’s salary or bonus, although the amount of the Group’s assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group’s aggregate salaries and bonuses.

In addition, the Group’s portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group’s leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group’s investment process.

Some of the Group’s portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

Conflicts of Interest

Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts.  In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security.  For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account.  RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients.  RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.  It is RS Investments’ policy that when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day.  It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Transamerica Investment Management, L.L.C.
Compensation

Portfolio Manager compensation is a combination of base salary, bonus incentive and profit sharing. Base salaries are reviewed and adjusted annually based on additional duties and experience. For purposes of determining the level of incentive compensation potential; track records (pre-tax) are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one and a half year track record, the eligible incentive compensation would be based on the manager’s one year relative ranking. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further describes below:

•      80% Objective-portfolio performance based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager’s relative ranking. Senior management, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

•      20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions as updated on an annual basis, for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by Senior Management.

The method used to determine the compensation for a portfolio manager is the same for all accounts managed by that portfolio manager, including the Fund.

Conflicts of Interest

At Transamerica, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, Transamerica manages separate accounts for institutions and individuals. Transamerica manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Investment Policy Committee. Transamerica has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

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Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Strategic Partners Mid-Cap Growth Fund

Goldman Sachs Asset Management, Inc.
Compensation

GSAM and the GSAM Growth Team’s (the “Growth Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is Russell Mid cap Growth.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund

Neuberger Berman Management, Inc.
Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to predetermined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of NB Management prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Conflicts of Interest

While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager’s day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Strategic Partners Technology Fund

The Dreyfus Corporation
Compensation

Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan.  The portfolio managers are compensated by TBCAM and not by the Fund.  Portfolio managers are eligible to join the Mellon deferred compensation program, and the Mellon defined contribution pension plan, pursuant to which employer contributions are invested in Mellon common stock.

Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager’s one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups.  Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

Under the long-term incentive plan, restricted Mellon stock and phantom TBCAM stock is awarded based on the discretion of management based on individual performance and contributions to the Mellon organization.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Conflicts of Interest

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the fund. For these or other reasons, the portfolio manager may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.

Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus’ portfolio managers.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Strategic Partners Managed OTC Fund

ProFund Advisors LLC
Compensation

ProFund believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Conflicts of Interest

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, an unregistered investment company account. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
opportunities.

Strategic Partners Capital Growth Fund

Marsico Capital Management, LLC
Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts.Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Conflicts of Interest

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Strategic Partners Capital Growth Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix ofsecurities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics

Strategic Partners Concentrated Growth Fund

Goldman Sachs Asset Management, L.P.
Compensation

GSAM and the GSAM Growth Team’s (the “Growth Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which in part is

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short-term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is Russell 1000 Growth.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Strategic Partners Core Value Fund

Alliance Capital Management L.P.
Compensation

Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)      Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)     Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any predetermined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

(iii)    Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities. (1)

(iv)    Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

Conflicts of Interest

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance- based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner  disproportionate to the size of the account.

Strategic Partners Large Cap Core Fund	Alliance Capital Management L.P. Compensation Same as Strategic Partners Core Value Fund, above. Conflicts of Interest Same as Strategic Partners Core Value Fund, above.

Strategic Partners Equity Income Fund	Alliance Capital Management L.P.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
Compensation Same as Strategic Partners Core Value Fund, above. Conflicts of Interest Same as Strategic Partners Core Value Fund, above.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest
T. Rowe Price Associates, Inc.
Compensation

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio managers.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

Strategic Partners Balanced Fund

American Century Investment Management, Inc.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund’s true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager’s level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio’s performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Strategic Partners Balanced Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser’s ability to pay.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation.

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Strategic Partners High Yield Bond Fund

Goldman Sachs Asset Management, L.P.
Compensation

GSAM and the GSAM Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmark’s please see below) (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a

Portfolio	Compensation Structure and Methods/Material Conflicts of Interest

consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner.

The benchmark for measuring performance of this Fund is the Lehman US Corporate High Yield Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

C.  Portfolio Manager Securities Ownership.   The table below identifies, for each Portfolio Manager, ownership of the Company’s securities by each Portfolio Manager.

Portfolio	Portfolio Manager (s)	Ownership of Company Securities
Strategic Partners International Growth Fund	William Blair & Company, L.L.C. W. George Greig	0
Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund	RS Investment Management, L.P. William J. Wolfenden, III Transamerica Investment Management, L.L.C Gregory S. Weirick	0 0
Strategic Partners Mid-Cap Growth Fund	Goldman Sachs Asset Management, L.P. David Shell Steven M. Barry Gregory H. Ekizian	0 0 0

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund	Neuberger Berman Management, Inc. S. Basu Mullick	0
Strategic Partners Technology Fund	The Dreyfus Corporation Mark Herskovitz	0
Strategic Partners Managed OTC Fund	ProFund Advisors LLC George Foster Elisa Petit	0 0
Strategic Partners Capital Growth Fund	Marsico Capital Management, LLC Thomas F. Marsico	0
Strategic Partners Concentrated Growth Fund	Goldman Sachs Asset Management, L.P. David Shell Steven M. Barry Gregory H. Ekizian	0 0 0
Strategic Partners Core Value Fund	Alliance Capital Management L.P. Marilyn Goldstein Fedak	0
Strategic Partners Large Cap Core Fund	Alliance Capital Management L.P. Drew W. Demakis	0
Strategic Partners Equity Income Fund	Alliance Capital Management L.P. Frank Caruso	0
	T. Rowe Price Associates, Inc.
	Brian C. Rogers	0
Strategic Partners Balanced Fund	American Century Investment Management, Inc. Jeffrey R. Tyler	0
Strategic Partners High Yield Bond Fund	Goldman Sachs Asset Management, L.P. Andrew Jessop Diana Gordon Rob Cignarella	0 0 0

QUALIFIED PLANS ADMINISTRATOR:

American Skandia Fund Services, Inc. (“ASFS”), an affiliate of ASISI, receives a fee from each Fund under an Administration Agreement between ASFS and the Company with respect to services provided in connection with investments in the Company by certain qualified retirement plans. Pursuant to this agreement, ASFS selects and contracts with third parties providing administrative services for such plans (“third-party administrators”) or agents for such third-party administrators.                     Among other matters, third party administrators maintain records of the holdings in the Funds of individual plan participants. As a result of the third-party administrators’ services, the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

ASFS uses its fee from each Fund to pay the third-party administrators and their agents, which fee may be used to reduce fees that would otherwise be payable by the qualified plan to the third-party administrator. The fee payable to ASFS corresponds to the aggregate fees payable by ASFS to third-party administrators and agents under the terms of the agreements between ASFS and such third-party administrators and agents. Such fees, depending on the particular agreement, are payable by ASFS either (a) at an annual rate of 0.20% of plan assets invested in the Company through such third-party administrator or agent, or (b) at a fixed dollar amount up to $15 annually per participant account that is maintained by a third-party administrator reflecting the holdings of a plan participant in a Fund. ASFS does not receive any compensation as qualified plans administrator in addition to amounts it pays to third-party administrators and their agents and for other out-of -pocket expenses.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Fund under the 1940 Act; (iii) auditing, accounting and legal expenses; (iv) taxes and interest; (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares; (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (viii) fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter as a broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians for all services to the Fund; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Directors of the Company, where applicable; (xvii) compensation and expenses of Directors of the Company, where applicable, who are not “interested persons” of the Fund, respectively; and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, and officers with respect thereto. Expenses incurred by the Company not directly attributable to any specific Fund are allocated on the basis of the net assets of the respective Funds.

The Investment Manager has voluntarily agreed to reimburse each Fund for its respective operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund’s average net assets as follows:

Strategic Partners International Growth Fund: 1.60%

Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund: 1.40%

Strategic Partners Mid-Cap Growth Fund: 1.40%

Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund: 1.35%

Strategic Partners Technology Fund: 1.40%

Strategic Partners Managed OTC Fund: 1.25%

Strategic Partners Capital Growth Fund: 1.30%

Strategic Partners Concentrated Growth Fund: 1.25%

Strategic Partners Core Value Fund: 1.20%

Strategic Partners Large Cap Core Fund: 1.00%

Strategic Partners Equity Income Fund: 1.15%

Strategic Partners Balanced Fund: 1.15%

Strategic Partners High Yield Bond Fund: 1.00%

Strategic Partners Money Market Fund: 1.00%

The Investment Manager may terminate the above voluntary agreements at any time without notice to shareholders.

DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTORS:

American Skandia Marketing, Incorporated (“ASM”), located at One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investment Management Services, Inc. (“PIMS”) (together the “Distributor”) serve as the principal underwriters and distributors for each Fund pursuant to an underwriting agreement initially approved by the Directors of the Company (the “Underwriting Agreement”). Each Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Each Distributor is an “affiliated person” (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia, Incorporated.

Shares of each Fund will be continuously offered and will be sold by selected broker-dealers who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement. Each Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or “interested persons” of any such party (as defined in the 1940 Act); or (ii) by the vote of a “majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act). In the event that the Underwriting Agreement terminates, all obligations of the Distributor thereunder shall cease, including the Distributor’s undertaking to purchase Class X Bonus Shares. For information regarding Class X Bonus Shares and the Distributor’s undertaking, see the Company’s Prospectus under “How to Buy Shares: Purchase of Class X Shares.” The Distributor is not obligated to sell any specific amount of shares of any Fund.

The following table shows, for the period ended October 31, 2005, information about the compensation received by the Distributor:

Distribution Fees	$23,812,856
Contingent Deferred Sales Charges
Class A	$2,200
Class B	$8,600
Class C	$154,600
Class M	$6,971,000
Class X	$1,114,000

Front End Sales Charges
Class A	$852,600

For the period ended September 30, 2005, aggregate underwriting commissions earned and retained by the Distributor were $81,385. For the period ended September 30, 2004, aggregate underwriting commissions were $2,110,586, of which, $312,514 was retained by the Distributor. For the period ended September 30, 2003, aggregate underwriting commissions were $4,020,698, of which $517,459 was retained by the Distributor.

THE DISTRIBUTION PLANS:

The Company has adopted separate Distribution and Service plans (commonly referred to as “12b-1 Plans”) for Class A, B, L, M, C and X shares of each Fund (the “Class A Plan,” “Class B Plan,” “Class L Plan,” “Class M Plan,” “Class C Plan” and “Class X Plan,” individually, and collectively, the “Class Plans”) pursuant to appropriate resolutions of the Directors of the Company and in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Company has also adopted a Distribution and Service Plan for Class D shares for ASAF Money Market Fund only. The Class Plans permit the payment of certain fees from Fund assets to the Distributor, an affiliate of the Investment Manager, for its services and costs in distributing Fund shares and providing for services to shareholder accounts. In addition, the Company adopted a Supplemental Distribution Plan (the “Supplemental Plans,” and together with the Class Plans, the “Plans”) under Rule 12b-1 under the 1940 Act to permit the Distributor to receive brokerage commissions in connection with purchases and sales of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds. The Supplemental Distribution Plan for the Company was

terminated by the vote of the majority of the Directors of the Company who are not interested persons of the Company and have no direct or indirect financial interest in the operations of the Supplemental Distribution Plan. Since July 2000 when the Supplemental Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

Under the Plans, the Distributor may use the amounts received to pay various distribution-related expenses, such as advertising, printing of sales materials, training sales personnel, and compensating broker-dealers who sell shares of the Company and provide services to shareholder accounts. Such broker-dealer compensation may include initial sales concessions, ongoing sales and service fees, and additional marketing fees requested by selling broker-dealers, all as described below under “Dealer Compensation Information.” The Distributor may receive compensation under the Plans regardless of whether it actually uses such compensation to pay distribution expenses. The Distributor has assigned its right to receive any distribution and service fees under the Class L Plan and the Class X Plan, as well as any contingent deferred sales charge for Class L and Class X shares, to an unaffiliated third party that finances the sale of Class L and Class X shares.

The following table shows, for the period ended October 31, 2005, the nature and amount of the expenditures made under the Plans:

Printing of prospectuses and reports for other than current shareholders:	$19,700
Compensation to dealers
(Class B shares):	$100,800
Compensation to dealers
(Class C shares):	$3,000
Compensation to dealers
(Class M shares):	$5,400
Compensation to dealers
(Class X shares):	$1,000

The distribution expenses paid under the Plans will be intended to result in the sale of shares of the Company’s various Funds. As a result, amounts incurred by a Fund under the Plans (including brokerage commissions paid by a Fund under the Supplemental Plans) may be used in a manner that promotes the sale of shares of other Funds. Certain Funds of the Company may not be available for additional investments or for purchase by new investors. Distribution expenses that are not attributable to a particular Fund will be allocated among the Funds on different bases (e.g., relative asset size and relative new sales of the Funds) depending on the nature of the expense and the manner in which the amount of such expense is determined. Distribution expenses that are attributable to a particular class of a Fund (e.g., sales concessions) will be allocated to that class.

The Plans were adopted by a majority vote of the Directors of the Company, including at least a majority of Directors, as applicable, who are not “interested persons” of the Funds (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plans, cast in person at meetings called for the purpose of voting on the Plans. In approving the Plans, the Directors of the Company identified and considered a number of potential benefits which the Plans may provide, including, but not limited to, improving the Distributor’s ability to attract investments by enabling it to compensate broker-dealers selling shares of the Funds adequately and in the most effective manner, and that the resulting increases in assets should enable the Funds to achieve greater economies of scale and lower their per-share operating expenses. The Directors also considered the benefit of promoting shareholder access to the services of broker-dealer representatives who have knowledge of the shareholders’ particular circumstances and goals. With respect to the Class X Plan, the Directors considered the possible increase in investor interest and consequent increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the Distributor’s purchase of additional shares for Class X investors as a bonus. The Directors of the Company believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders in the manner contemplated.

Each Plan, pursuant to its terms, remains in effect from year to year provided such continuance is approved annually by vote of the Directors, as applicable, in the manner described above. All material amendments to the Plans must be approved by the Directors, as applicable, in the manner described above. The Class Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act. The Supplemental Plans may not be amended to materially change the source of monies from which distribution expenses are paid without approval of the shareholders of each Fund affected thereby entitled to vote thereon under the 1940 Act. The Plans may be terminated as to additional shares of any Fund at any time, without payment of a penalty, by vote of the majority of the Directors, as applicable, who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the class, Fund affected thereby entitled to vote thereon under the 1940 Act. A Plan will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

In addition to the dealer compensation information described in the Company’s Prospectus, the following may be applicable to the purchase of Fund shares.

Class L Dealer Compensation. The concessions paid to dealers and brokers from the initial sales charge on the sale of Class L shares, are as follows:

	High Yield Bond	All Other Funds (other than Money Market Fund):
Amount of Purchase:	Concession (as % of Offering price)	Concession (as % of Offering price)
Less than $50,000	3.50%	5.00%
$50,000 up to $100,000	3.00%	4.25%
$100,000 up to $250,000	2.50%	3.25%
$250,000 up to $500,000	1.75%	2.50%
$500,000 up to $1 million	1.25%	2.00%

In addition, the Distributor may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

The Distributor uses distribution and service fees received under the Class L Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation generally is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class L shares held in accounts of the dealer or its customers. However, in the case of shares purchased at NAV with a CDSC, the Distributor will pay the dealer of record a sales commission in an amount equal to 0.50% of the amount invested, and the ongoing compensation will not begin until one year after purchase. NAV shares are not subject to the one-year exclusion in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

Class A Dealer Compensation. Class A shares of the Money Market Funds are sold without an initial sales charge. The concessions paid to dealers and brokers from the initial sales charge on the sale of Class A shares of all other Funds, are as follows. The compensation paid under the Class A Plan to qualified dealers will be at an annual rate not to exceed 0.30% of the Fund’s average daily net assets.

The concessions paid to dealers and brokers from the initial sales charge on the sale of Class A shares are as follows:

Most Equity Funds	FESL	Gross CC	12b-1 Fee	Trailer	Trailer Starts	CDSC
Up to $24,999	5.50%	5.00%	0.30%	0.25%	Immediate	N/A
$25,000 to $49,999	5.00%	4.50%	0.30%	0.25%	Immediate	N/A
$50,000 to $99,999	4.50%	4.00%	0.30%	0.25%	Immediate	N/A
$100,000 to $249,999	3.75%	3.25%	0.30%	0.25%	Immediate	N/A
$250,000 to $499,999	2.75%	2.50%	0.30%	0.25%	Immediate	N/A
$500,000 to $999,999	2.00%	1.75%	0.30%	0.25%	Immediate	N/A
$1,000,000 to $4,999,999	NAV	1.00%	0.30%	0.25%	Month 13	1% for 12 Mos
$5,000,000 to $9,999,999	NAV	0.50%	0.30%	0.25%	Month 13	1% for 12 Mos
$10,000,000 and Up	NAV	0.25%	0.30%	0.25%	Month 13	1% for 12 Mos

Most Fixed Income Funds	FESL	Gross CC	12b-1 Fee	Trailer	Trailer Starts	CDSC
Up to $49,999	4.50%	4.00%	0.30%	0.25%	Immediate	N/A
$50,000 to $99,999	4.00%	3.50%	0.30%	0.25%	Immediate	N/A
$100,000 to $249,999	3.50%	3.00%	0.30%	0.25%	Immediate	N/A
$250,000 to $499,999	2.50%	2.00%	0.30%	0.25%	Immediate	N/A
$500,000 to $999,999	2.00%	1.75%	0.30%	0.25%	Immediate	N/A
$1,000,000 to $4,999,999	NAV	0.70%	0.30%	0.25%	Month 13	1% for 12 Mos
$5,000,000 to $9,999,999	NAV	0.50%	0.30%	0.25%	Month 13	1% for 12 Mos
$10,000,000 and Up	NAV	0.25%	0.30%	0.25%	Month 13	1% for 12 Mos

Class M Dealer Compensation. The Distributor uses distribution and service fees received under the Class M Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. Such compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class M shares (and any shares purchased by the reinvestment of dividends or capital gains) held for eight years or less. The Distributor normally pays a sales concession of 5.50% (and may pay up to 6.00%) of the purchase price of Class M shares to the dealer from its own resources at the time of the sale.

Class B Dealer Compensation. The Distributor will pay a sales concession of 4.00% of the purchase price of Class B shares. The compensation paid under the Class B Plan to qualified dealers will be at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class B shares held for seven years or less.

Class X Dealer Compensation. The Distributor uses distribution and service fees received under the Class X Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate qualified dealers, brokers, banks and other financial institutions for services provided in connection with the sale of Class X shares and the maintenance of shareholder accounts. Such latter compensation is paid by the Distributor quarterly at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to Class X shares (and any shares purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.

The Distributor normally pays a sales concession of 3.00% (and may pay up to 3.50%) of the purchase price of Class X shares to the dealer from its own resources at the time of the sale.

Class X shares are no longer offered to new purchasers. Dividends on Class X shares will continue to be invested in

Class X shares. Class X shares will only be exchangeable with Class X shares offered by other Strategic Partners Funds.

Class C Dealer Compensation. The Distributor uses distribution and service fees received under the Class C Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. The Distributor currently pays a 1.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year. After the shares have been held for a year, the Distributor pays the fee to dealers on a quarterly basis. The Class C CDSC is waived, and the one-year exclusion on ongoing compensation does not apply, in cases where the shareholder has made arrangements with the Company and the dealer of record waives the 1.00% fee upon sale. Similarly, the initial fee is not paid and the payment of ongoing quarterly compensation begins immediately after purchase with respect to shares purchased under an asset allocation program sponsored by ASISI or its affiliates.

Additional Dealer Compensation. In addition to the amounts paid to dealers as concessions that are discussed above with respect to each class of the Company’s shares, the Distributor or an affiliate (“American Skandia”) may enter into special compensation arrangements with dealers or networks of dealers that have sold or are expected to sell Fund shares. Each arrangement is structured as an arrangement between American Skandia and a third-party in consideration for aggregating assets in the Funds, maintaining an operational platform, and maintaining a sales organization. None of these payments in connection with such arrangements will change the price an investor pays for shares.

DETERMINATION OF NET ASSET VALUE

Each Fund’s net asset value or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. A Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time, after the close of trading on the NYSE, or earlier if the NYSE closes early. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund’s portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV per share of the Money Market Fund is determined by using the amortized cost method of valuing portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the NAV is affected by unrealized appreciation or depreciation of the Fund’s investments assuming the instrument’s obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund are valued at amortized cost.

The amortized method of valuation is intended to permit the Money Market Fund to maintain a constant NAV per share of $1.00. No assurances can be given that this can be attained. The Directors of the Company, where applicable, periodically review the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Directors of the Company will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair value, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., with portfolio securities).

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise, a primary dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service on the day of valuation, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund’s Board.

Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board) does not represent fair value (“Fair Value Securities”), are valued by the Valuation Committee or Board, in consultation with the Manager and investment adviser, including, as applicable, their portfolio managers, traders and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer’s financial condition and the markets in which it does business, the cost of the security, the size of the holding and the capitalization of the issuer, any available analyst, media or other reports of information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, the Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. On a day that the Manager determines that one or more of the Fund’s portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund’s NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager, does not represent fair value. Securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B, Class M and Class C shares will generally be lower than the NAV of Class A shares and Class L shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected however that the NAV per share of the classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

ADDITIONAL INFORMATION ON THE
REDEMPTION OF SHARES

SPECIAL REDEMPTIONS:

Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors of the Company. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash from any one account during any 90-day period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

A Fund may not suspend a shareholder’s right of redemption or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (“NYSE”) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

For further information regarding the purchase and redemption of Fund shares, see “How to Buy Shares” and “How to Redeem Shares,” respectively, in the Company’s Prospectus.

PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

The Company has adopted a policy pursuant to which the Company and its Manager, Sub-advisors, and principal underwriters are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling shares of a Fund by directing brokerage transactions to that broker. The Company has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Company, the Investment Manager, or a Sub-advisor to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

Subject to the rules mentioned above and the supervision of the Directors of the Company, decisions to buy and sell securities for the Company are made for each Fund by its respective Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Fund to brokers who also provide research or statistical material or other services to the Sub-advisor or the Fund for the use of the applicable Fund and other accounts as to which the Sub-advisor exercises investment discretion. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine.

A Sub-advisor may purchase new issue securities on behalf of the applicable Fund in an underwritten fixed price offering. In these situations, the underwriter or selling group member may provide the Sub-advisor with research in addition to selling the securities (at the fixed public offering price). Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Fund without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in amounts and proportions as the Sub-advisor shall determine. The Sub-advisor will report on these allocations of brokerage either to the Investment Manager, which will report on such allocations to the Directors of the Company, or, if requested, directly to the Directors.

In selecting a broker to effect each particular transaction, each Sub-advisor will take the following factors among other factors into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors of the Company may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor’s ongoing responsibilities with respect to the Fund and other accounts as to which the Sub-advisor exercises investment discretion. Accordingly, the amount of the brokerage commission in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. For the fiscal year ended October 31, 2003, aggregate brokerage commissions of $7,298,113 were paid in relation to brokerage transactions of the Company. For the fiscal year ended October 31, 2004, aggregate brokerage commissions of $3,940,926 were paid in relation to brokerage transactions of the Company. For the fiscal year ended October 31, 2005, aggregate brokerage commissions of $2,598,636 were paid in relation to brokerage transactions of the Company.

The table below sets forth certain information concerning payment of commissions by a Fund, including the commissions paid to an affiliated broker for the fiscal years ended October 31, 2005, 2004 and 2003.

	Strategic Partners International Growth Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$308,875	$0	$0
Total Brokerage Commission paid to affiliated brokers (DB Alex Brown)	$3,053	$0	$0
Percentage of total brokerage commissions paid to affiliated brokers	.99%	0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	.90%	0%	0%

	Strategic Partners Mid-Cap Growth Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$243,825	$0	$21,483
Total Brokerage Commission paid to affiliated brokers (Goldman Sachs & Co. and Prudential Securities, Inc.)	$1,605	$0	$99
Percentage of total brokerage commissions paid to affiliated brokers	.66%	0%	.5%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	.17%	0%	.7%

	Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$500,027	$649,362	$282,351
Total Brokerage Commission paid to affiliated brokers (Lehman Brothers, Inc., Neuberger Berman, LLC, Prudential Equity Group and Wachovia Securities)	$67,411	$34,749	$132,041
Percentage of total brokerage commissions paid to affiliated brokers	13.5%	5.4%	46.7%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	13.8%	6.1%	47.4%

	Strategic Partners Technology Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$32,173	$0	$27,052
Total Brokerage Commission paid to affiliated brokers (Prudential Securities, Inc.)	$485	$0	$110
Percentage of total brokerage commissions paid to affiliated brokers	1.5%	0%	.4%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.6%	0%	.3%

	Strategic Partners Capital Growth Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$0	$1,489,972	$0
Total Brokerage Commission paid to affiliated brokers (Banc of America Securities, LLC)	$0	$844	$0
Total Brokerage Commission paid to affiliated brokers (Nations Bank/Montgomery Securities)	$0	0%	0%
Percentage of total brokerage commissions paid to affiliated brokers	0%	0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	0%	0%

	Strategic Partners Core Value Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$29,877	$55,501	$31,446
Total Brokerage Commission paid to affiliated brokers (Sanford Bernstein & Co., LLC)	$18,989	$48,630	$27,980
Percentage of total brokerage commissions paid to affiliated brokers	63.6%	87.6%	88.9%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	40.2%	94.2%	94.1%

	Strategic Partners Large Cap Core Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$82,547	$159,850	$130,613
Total Brokerage Commission paid to affiliated brokers (Sanford Bernstein & Co., LLC)	$47,657	$70,711	$73,239
Percentage of total brokerage commissions paid to affiliated brokers	57.7%	44.2%	56.0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	35.4%	45.7%	56.4%

	Strategic Partners Equity Income Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$324,348	$382,854	$338,656
Total Brokerage Commission paid to affiliated brokers (First Union Capital Markets Corp., Sanford Bernstein & Co., LLC and Wachovia Securities)	$25,707	$23,097	$20,828
Percentage of total brokerage commissions paid to affiliated brokers	7.9%	6.0%	6.1%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	7.4%	6.3%	7.3%

	Strategic Partners Balanced Fund
	October 31, 2005	October 31, 2004	October 31, 2003

Total Brokerage Commission	$1,076,964	$275,210	$198,982
Total Brokerage Commission paid to affiliated brokers (J.P. Morgan Securities, Inc., Prudential Securities and Wachovia Securities)	$61	$4,506	$695
Percentage of total brokerage commissions paid to affiliated brokers	0%	1.6%	.34%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	1.1%	.45%

ALLOCATION OF INVESTMENTS:

The Sub-advisors of the Funds have other advisory clients, some of which have similar investment objectives to one or more of the Funds for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one Fund. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Fund and the Sub-advisor’s other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund and its other clients, including other Funds for which the Sub-advisor provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that such a disposition is in the Fund’s best interest. Portfolio turnover rates may increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor’s or Investment Manager’s control. A high rate of portfolio turnover (generally in excess of 100%) involves correspondingly higher brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund’s shareholders. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. High portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for a Fund’s shareholders.

A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. For additional information regarding portfolio turnover, see the Company’s Prospectus under “Portfolio Turnover” and “Financial Highlights.”

DISCLOSURE OF PORTFOLIO HOLDINGS:

Each Fund’s portfolio holdings are made public, as required by law, in the Company’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, each Fund’s portfolio holdings are reported to the SEC and posted to the Company’s website within 60 days after the end of each Fund’s fiscal quarter. In addition, a Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund’s website within 15 days after the end of each month.

When authorized by the Fund’s Chief Compliance Officer and an officer of the Company, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute a Fund’s shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of the Fund. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.                                       A request for release of fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g, level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.                                       The request shall be forwarded to PI’s Product Development Group and to the Chief Compliance Officer of the Fund(s), or his delegate, for review and approval.

3.                                       A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

4.                                       An officer of the Fund(s) shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5.                                       Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6.                                       PI’s Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, each Fund will provide:

1.                                       Traditional External Recipients/Vendors

•                  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) or Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•                  Full holdings on a daily basis to each Fund’s Sub-advisor(s) (if any), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. Where a Fund has more than one Sub-advisor, each Sub-advisor receives holdings information only with respect to the “sleeve” or segment” of the Fund for which the Sub-advisor has responsibility.

•                  Full holdings to the Funds’ independent accountants as soon as practicable following the Funds’ fiscal year-end or on an as-needed basis; and

•                  Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi and annual period-ends.

2.                                       Analytical Service Providers

•                  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Funds’ fiscal quarter-end;

•                  For each Fund with international holdings: Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•                  Full holdings on a daily basis to FactSet and Lipper Inc. (investment research providers) at the end of each day;

3.                                       Distribution Financiers

•                  Full holdings on a weekly basis to SG Constellation one day after the end of each week.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Company’s Chief Compliance Officer and Prudential Investment’s (PI) Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In connection with the ongoing arrangements to make available information about a Fund’s portfolio holdings, a Fund may require the party receiving such information to maintain assets in the Fund or in other investment companies or accounts managed by the Fund’s investment adviser or by an affiliated person of the investment adviser.

The Board has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. There can be no assurance that the Company’s policies and procedures on portfolio holdings information will protect a Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

TAX CONSIDERATIONS

Federal Income Tax Consequences. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s timing requirements (the “Distribution Requirement”). For additional information regarding the Funds’ treatment as regulated investment companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company’s Prospectus under “Dividends, Capital Gains and Taxes.”

Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

If a Fund acquires stock in certain non-U.S. corporations (“passive foreign investment companies” or “PFICs”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. A certain election (treating the PFIC as a “qualified electing fund”) filed with the Fund’s federal income tax return may, if available, mitigate these adverse tax consequences, but any such election would require the applicable Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

In addition, regulated investment companies such as the Funds may avoid the tax consequences described in the previous paragraph by electing to mark-to-market their stock in PFICs. Marking to market in this context means recognizing as ordinary income for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC’s stock over the owner’s adjusted basis in that stock (including mark to market income of a prior year for which an election was in effect). No ordinary income is recognized on the marking to market of PFIC stocks except to the extent of mark-to-market income recognized in prior years.

Gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies themselves, or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund, more than 50% of the value of whose total assets at the close of a taxable year consists of stock or securities in foreign corporations, may elect to “pass-through” these foreign taxes to its shareholders, in which case each shareholder will be required to include its pro rata portion thereof in its gross income but, if it itemizes deductions, will be able to deduct or (subject to various limitations) will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

Each Fund that invests in zero coupon securities or in other securities with original issue discount must accrue such discount income currently even if no corresponding payment is received. However, because income subject to a Fund’s Distribution Requirement includes such accrued discount, to satisfy that requirement, a Fund may have to dispose of its securities under disadvantageous circumstances, or borrow, to generate the needed cash.

Forward currency contracts, options and futures contracts (as well as certain other positions) entered into by a Fund may create “straddles” for federal income tax purposes with other such contracts or with securities positions, and this may affect the character and timing of gains or losses realized by the Fund on such contracts, options or securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each taxable year will be required to be “marked-to-market” for federal income tax purposes — i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

To maintain a constant $1.00 per share NAV, the Directors of the Strategic Partners Money Market Fund (the “Money Market Fund”) may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Money Market Fund is reduced, the shareholder’s basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated.

Distributions from a Fund’s current or accumulated earnings and profits (“E&P”), as computed for federal income tax purposes, will be taxable as described in the Company’s Prospectus whether taken in shares or in cash. These distributions will be treated as dividends, but may qualify for the 70% dividends-received deduction for the Fund’s corporate shareholders only to the extent designated in a notice to the Fund’s shareholders as being attributable to dividends received by the Fund. In addition, such distributions attributable to dividends received by a Fund may be eligible for the maximum 15% tax rate applicable with respect to long-term capital gain to the extent received by non-corporate shareholders. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor’s purchase of shares of a Fund (other than the Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of a Fund, other than the Money Market Fund (including an exchange for other Fund shares), a shareholder may realize a taxable gain or loss. Such gain or loss will be capital if the shares are capital assets in the shareholder’s hands and will be long-term or short-term capital gain or loss, depending upon the shareholder’s holding period for the shares. A sales charge paid in purchasing shares of a Fund (“load charge”) cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the same or another Fund are subsequently acquired without payment of a load charge pursuant to a reinvestment or exchange privilege. Such disregarded load charge will result in an increase in the shareholder’s tax basis in the Fund shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on those shares.

Each shareholder will be required to furnish its social security or taxpayer identification number and certify that such number is correct and that the shareholder is not subject to back-up withholding for failure to report income to the IRS. Failure to comply with applicable IRS regulations, including the certification procedures described above, may result in the Fund being required to collect back-up withholding at a 28% rate on taxable distributions and redemptions to the shareholder.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) generally. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

A foreign shareholder (i.e., a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively connected will be subject to federal income tax treatment that is different from that described above. These investors generally will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Distributions treated as long term capital gains to foreign shareholders will not be subject to federal income tax unless the distributions are effectively connected with the shareholder’s U.S. trade or business or, in the case of a non-resident alien individual, the shareholder is present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

State and Local Tax Consequences. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers with respect to any state or local taxes.

CAPITAL STOCK OF THE COMPANY &
PRINCIPAL HOLDERS OF SECURITIES

Capital Stock. The authorized capital stock of the Company consists of the following shares (par value $.001 per share): Strategic Partners International Growth Fund (150 million); Strategic Partners Small-Cap Growth Fund, formerly known as Strategic Partners Managed Small-Cap Growth Fund (150 million); Strategic Partners Mid-Cap Growth Fund (150 million); Strategic Partners Mid-Cap Value Fund, formerly known as Strategic Partners Relative Value Fund (150 million); Strategic Partners Technology Fund (150 million); Strategic Partners Managed OTC Fund (150 million); Strategic Partners Capital Growth Fund (300 million); Strategic Partners Concentrated Growth Fund (300 million); Strategic Partners Core Value Fund (150 million); Strategic Partners Large Cap Core Fund (150 million); Strategic Partners Equity Income Fund (150 million); Strategic Partners Balanced Fund (150 million); Strategic Partners High Yield Bond Fund (150 million); and Strategic Partners Money Market Fund (1.8 billion).

Description of Shares. The Company currently has twenty separate series of shares, each of which is divided into Class A, B, L, M, C, X and New Class X shares, except that Money Market Fund also offers Class D shares and does not offer Class B shares, and Relative Value Fund also offers Class Z shares. The Directors of the Company are authorized also to establish, from time to time and without shareholder approval, additional series or classes of shares. The assets of each series of shares belong only to that series, and the liabilities of each series are borne solely by that series and no other. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. Each class of shares, however, bears different sales charges, distribution fees and related expenses, and has exclusive voting rights with respect to its respective 12b-1 Distribution and Service Plan. All shares issued are fully paid, non-assessable and freely transferable, and have no preference, preemptive or similar rights.

Shareholder Voting and Meetings. The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors. Each shareholder is entitled to one vote for each share (and to the appropriate fractional vote for each fractional share) of the Funds held upon all matters submitted to the shareholders generally. Shareholders of all Funds and classes will vote together as a single class, except when otherwise required by applicable law or as determined by the Directors of the Company; and provided that shareholders of a particular Fund or class shall not be entitled to vote on any matter which does not affect any interest of that Fund or class, except as otherwise required by applicable law. The Directors of the Company do not intend to hold annual meetings of shareholders of the Funds, and will call special meetings of shareholders of a Fund only if required under the 1940 Act and other applicable law, in their discretion or upon written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the Company’s outstanding shares.

Report of 5% or Greater Owners

As of February 3, 2006, the Directors and Officers of the Funds, as a group, beneficially owned less than 1% of any class of the outstanding shares of Common Stock of the Funds.

As of February 3, 2006, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Funds were:

Fund/Registration	Address	Class	Shares
SP Equity Income Fund

Lin (K) and Simple IRA	100 Mulberry St # 3	A	618,950/ 53.81%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Wells Fargo Bank NA FBO	P O Box 1533
American Skandia Lifestyle	Minneapolis MN 55480	A	73,365/ 6.38%

Lin (K) and Simple IRA	100 Mulberry St # 3	C	439,560/ 11.74%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	L	287,531/ 9.49%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	X	233,036/ 8.32%
PMFS Transfer Agent For The Fund	Newark NJ 07102

SP Balanced Fund

MCB Trust Services Trustee	700 17th Street	A	68,698/ 9.22%
Oconomowoc Residential Program	Suite 300
Denver CO 80202

Union Bank TR Nominee	P.O. Box 85484	A	82,502/ 11.07%
FBO TS Sindt Implement PSP	San Diego CA 92186

Lin (K) and Simple IRA	100 Mulberry Street # 3	A	241,191/ 32.36%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry Street # 3	C	106,280/ 10.68%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry Street # 3	L	116,470/ 10.76%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry Street # 3	X	87,023/ 9.37%
PMFS Transfer Agent For The Fund	Newark NJ 07102

SP Concentrated Growth Fund

MCB Trust Services Trustee	700 17th Street	A	109,225/ 7.94%
Oconomowoc Residential Program	Suite 300
Denver CO 80202

Lin (K) and Simple IRA	100 Mulberry St # 3	A	724,581/ 52.64%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	C	478,196/ 11.93%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	L	342,940/ 8.91%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	M	816,379/ 5.81%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	X	412,502/ 15.58%
PMFS Transfer Agent For The Fund	Newark NJ 07102

SP Small Cap Growth, formerly
SP Managed Small Cap Growth

MCB Trust Services Trustee	700 17th Street	A	150,881/ 6.59%
Oconomowoc Residential Program	Suite 300
Denver CO 80202

Lin (K) and Simple IRA	100 Mulberry St # 3	A	734,429/ 31.97%
PMFS Transfer Agent For The Fund	Newark NJ 0102

Lin (K) and Simple IRA	100 Mulberry St # 3	C	422,090/ 10.51%
PMFS Transfer Agent For The Fund	Newark NJ 0102

American Skandia Investment	One Corporate Drive	L	154,313/ 5.27%
Services Inc	Shelton CT 06484
Fund Investment Seeding Account

Lin (K) and Simple IRA	100 Mulberry St # 3	L	301,644/ 10.3%
PMFS Transfer Agent For The Fund	Newark NJ 0102

Lin (K) and Simple IRA	100 Mulberry St # 3	M	540,170/ 7.22%
PMFS Transfer Agent For The Fund	Newark NJ 0102

Lin (K) and Simple IRA	100 Mulberry St # 3	X	256,936/ 13.71%
PMFS Transfer Agent For The Fund	Newark NJ 0102

SP High Yield Bond Fund

Lin (K) and Simple IRA	100 Mulberry St # 3	A	293,402/ 19.62%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Stanton Trust Co N.A. FBO	3405 Annapolis LN N	A	494,512/ 33.07%
Blachly, Tabor, Bozik & Hartma	Suite 100
401 K Plan	Minneapolis MN 55447

Wells Fargo Bank Minnesota NA	P O Box 1533	A	102,482/ 6.85%
American Skandia Lifestyle	Minneapolis MN 55480
Security Plan

Pershing LLC	P O Box 2052	B	28,002/ 7.97%
Jersey City NJ 07303

Lin (K) and Simple IRA	100 Mulberry St # 3	C	127,948/ 5.81%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	L	106,758/ 6.74%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	X	95,904/ 6.73%
PMFS Transfer Agent For The Fund	Newark NJ 07102

SP Mid Cap Growth Fund

Lin (K) AND Simple IRA	100 Mulberry St # 3	A	1,288,283/ 51.59%
PMFS transfer Agent For The Fund	Newark NJ 07102

Wells Fargo Bank NA FBO	P O Box 1533	A	141,285/ 5.66%
American Skandia Lifestyle	Minneapolis MN 55480

Lin (K) AND Simple IRA	100 Mulberry St # 3	C	755,766/ 16.64%
PMFS transfer Agent For The Fund	Newark NJ 07102

Lin (K) AND Simple IRA	100 Mulberry St # 3	L	645,358/ 13.24%
PMFS transfer Agent For The Fund	Newark NJ 07102

Lin (K) AND Simple IRA	100 Mulberry St # 3	M	973,024/ 7.81%
PMFS transfer Agent For The Fund	Newark NJ 07102

Lin (K) AND Simple IRA	100 Mulberry St # 3	X	398,745/ 15.77%
PMFS transfer Agent For The Fund	Newark NJ 07102

SP Technology Fund

MCB Trust Services Trustee	700 17th Street	A	57,429/ 6.62%
Calendar Club 401(K) & Profit	Suite 300
Denver CO 80202

Lin (K) and Simple IRA	100 Mulberry Street #3	A	434,747/ 50.1%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Wells Fargo Bank NA FBO	PO Box 1533	A	116,070/ 13.38%
American Skandia Lifestyle	Minneapolis MN 55480

LPL Financial Services	9785 Towne Centre Drive	B	8,239/ 6.74%
San Diego CA 92121

Lin (K) and Simple IRA	100 Mulberry Street #3	C	241,552/ 22.51%
For The Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	L	127,023/ 16.35%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	M	213,414/ 10.96%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	X	76,298/ 21.71%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

SP Money Market Fund

Raymond James & Assoc Inc	880 Carillon Pkwy	A	8,099/ 20.26$
FBO Shimkus IRA	St Petersburg FL 33716

Keith M Younger	3700 Prosperity Ridge Ct	A	25,307/ 63.3%
Peggy M Younger JT WROS	Fairfax VA 22031

Lin (K) and Simple IRA	100 Mulberry St #3	C	3,387,142/ 31.54%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry St # 3	D	3,812,072/ 32.08%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

MCB Trust Services As Trustee	700 17th St STE 300	L	2,578,001/ 14.1%
Fairfield County Surgical	Denver CO 80202
Associates PC. Profit Sharing

Lin (K) and Simple IRA	100 Mulberry St # 3	L	1,237,825/ 6.75%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry St # 3	M	2,845,668/ 5.73%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry St # 3	X	1,355,428/ 12.21%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

SP Capital Growth

Lin(k) and Simple IRA	100 Mulberry Street #3	A	954,557/ 42.23%
PMFS Transfer Agent For	Newark NJ 07102
The Fund

Wells Fargo Bank Minnesota NA	PO BOX 1533	A	116,440/ 5.15%
American Skandia Lifestyle	Mnneapolis MN 55480
Security Plan

Lin(k) and Simple IRA	100 Mulberry Street #3	C	589,740/ 6.24%
PMFS Transfer Agent For	Newark NJ 07102
The Fund

Lin(k) and Simple IRA	100 Mulberry Street #3	L	435,071/ 6.8%
PMFS Transfer Agent For	Newark NJ 07102
The Fund

Lin(k) and Simple IRA	100 Mulberry Street #3	X	400,553/ 11.68%
PMFS Transfer Agent For	Newark NJ 07102
The Fund

SP Mid Cap Value Fund

Lin (K) and Simple IRA	100 Mulberry St # 3	A	485,704/ 19.17%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	C	330,022/ 5.75%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	L	284,689/ 10.13%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry St # 3	X	159,374/ 10.2%
PMFS Transfer Agent For The Fund	Newark NJ 07102

Prudential Investments	100 Mulberry St	Z	493,608/ 57.31%
FBO Mutual Fund Clients	Newark NJ 07102
Attn: Pruchoice Unit

Charles Schwab Co	101 Montgomery St	Z	264,712/ 30.74%
San Francisco CA 94104

SP Core Value Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	A	173,813/ 50.32%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Prudential Trust Company	5914 Brierly Ridge Drive	B	4,157/ 5.06%
C/F The IRA Of	Cincinnati OH 45247
Karen B Bonnell

Lin (K) and Simple IRA	100 Mulberry Street #3	C	86,807/ 11.71%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	L	48,681/ 8.96%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	X	39,578/ 12.66%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

SP International Growth Fund

Lin (K) and Simple IRA	100 Mulberry Street # 3	A	579,849/ 44.4%
PMFS Transfer Agent for	Newark NJ 07102
The Fund

Wells Fargo Bank Minnesota NA	PO Box 1533	A	77,987/ 5.97%
American Skandia Lifestyle	Minneapolis MN 55480
Security Plan

Prudential Trust Company	22 Forest Hill Road	B	12,770/ 5.42%
C/F The IRA Of	Slingerlands NY 12159
Victoria I Balkoski

Lin (K) and Simple IRA	100 Mulberry Street # 3	C	360,710/ 10.49%
PMFS Transfer Agent for	Newark NJ 07102
The Fund

Lin (K) and Simple IRA	100 Mulberry Street # 3	L	279,810/ 9.92%
PMFS Transfer Agent for	Newark NJ 07102
The Fund

Lin (K) and Simple IRA	100 Mulberry Street # 3	M	489,398/ 6.5%
PMFS Transfer Agent for	Newark NJ 07102
The Fund

Lin (K) and Simple IRA	100 Mulberry Street # 3	X	275,027/ 12.25%
PMFS Transfer Agent for	Newark NJ 07102
The Fund

SP Large Cap Core Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	A	634,626/ 45.51%
PMFS Transfer Agent for the Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry Street #3	C	324,857/ 12.37%
PMFS Transfer Agent for the Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry Street #3	L	234,353/ 11.78%
PMFS Transfer Agent for the Fund	Newark NJ 07102

Lin (K) and Simple IRA	100 Mulberry Street #3	X	146,647/ 16.51%
PMFS Transfer Agent for the Fund	Newark NJ 07102

SP Managed OTC Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	A	312,184/ 41.62%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Wells Fargo Bank NA FBO	PO Box 1533	A	62,958/ 8.39%
American Skandia Lifestyle	Minneapolis MN 55480

NFS LLC FEBO	9533 Aegean DR	B	34,807/ 12.87%
Admiral Richard C Anderson	Boca Raton FL 33496

Gail Fisher	18653 Shauna Manor Dr	B	16,887/ 6.24%
Boca Raton FL 33496

First Clearing, LLC	5727 S Lewis Ave STE 300	B	21,460/ 7.93%
Richard B Williamson	Tulsa OK 74105
Barbara K Bucholtz Co-TTees

Lin (K) and Simple IRA	100 Mulberry Street #3	C	155,778/ 5.87%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	L	160,778/ 10.16%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Lin (K) and Simple IRA	100 Mulberry Street #3	X	68,996/ 18.04%
PMFS Transfer Agent	Newark NJ 07102
For The Fund

Goldman, Sachs & Co.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

Goldman Sachs Princeton LLC

(collectively, “GSAM”)

SUMMARY OF POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM’s fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity portfolio management team (“Portfolio Management Team”) has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team’s investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services (“ISS”), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM’s decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decisions which are favorable to shareholders’ interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Marsico Capital Management, LLC

Marsico Capital Management, LLC Proxy Voting Guidelines

It is the policy of Marsico Capital Management, LLC (“MCM”) to vote all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

•      Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management.  Because MCM has some confidence that the management of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these management’s recommendations.

•      Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements.  In rare cases, MCM might decide to vote a proxy against a management recommendation.  MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•      MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements.  MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management.  MCM will not notify clients of these routine abstentions or decisions not to take action.

•      In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any potential conflict by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider.  MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict.  In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•      MCM need not vote or otherwise act upon proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

•      MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

Neuberger Berman Management Inc

Neuberger Berman Management Inc.

Proxy Voting Guidelines

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•      a proposal regarding a merger, acquisition or reorganization,

•      a proposal that is not addressed in the unit’s detailed policy statement, or

•      circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•      a proposal regarding a merger, acquisition or reorganization,

•      a proposal that is not addressed in the unit’s detailed policy statement, or

•     circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

ProFund Advisors L.L.C.

ProFund Advisors L.L.C

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner

Interests

The following policies and procedures are designed to maximize shareholder value and protect shareowner interests when voting proxies. This goal is achieved by utilizing a set of proxy voting guidelines (“Guidelines”) maintained and implemented by an independent service, Institutional Shareholder Services (“ISS”). The Guidelines are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Proxy issues identified in the Guidelines include but are not limited to:

•              Election of Directors - considering factors such as director qualifications, term of office, age limits.

•             Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•             Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•             Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•             Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•             Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•             Capital Structure - considering factors such as common stock authorization and stock distributions.

•             Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•             State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•              Mergers and Corporate Restructuring - considering factors such as spinoffs and asset sales.

•             Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•             Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor. The Advisor has established a Proxy Oversight Committee to review and monitor the effectiveness of the Guidelines.

Proxy Voting Process

Overview

ISS, in developing voting recommendations, devotes research for proxies based on the level of complexity of the proxy materials. ISS assigns complex issues such as mergers or restructuring to one of their senior analysts. Recurring issues where ISS voting issues do not need case by case analysis are handled by more junior analysts. In every case, the analyst reviews publicly available information such as SEC filings, recent news reports, and may contact issuers directly if needed. Such discussions with issuers may be handled by telephone or in a face to face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.

As part of ISS’s quality assurance process, every analysis produced is reviewed by a director of research or a chief policy advisor. Higher level issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a management member will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.

Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted on non routine issues.

Oversight

ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Advisor’s Proxy Oversight Committee.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Oversight Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Oversight Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. The voting record will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record will be available on the website of the Securities and Exchange Commission beginning after August 31, 2004.

RS Investment Management, L.P.

RS Investment Management, L.P.

RS Investment Management, Inc.

RS Growth Group LLC

RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an “Override”) with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interet.  In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any Override or Special Vote, a determination is made by the Advsiers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at the Adivsers.  The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center (“IRRC”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers’ compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the Proxies.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

Transamerica Investment Management, LLC

Transamerica Investment Management, LLC - Summary of Voting Policy

Transamerica Investment Management, LLC (“TIM”) votes proxies on behalf of its clients when authorized to do so. In general, clients delegate the responsibility of voting proxies to us. However, a client may reserve the authority to vote proxies on its own behalf. When voting proxies for its clients, TIM’s utmost concern is that all decisions be made solely in the best interest of the client. TIM has established guidelines by which it votes proxies. While how best to vote a proxy to maximize shareholder value may not be clear or be able to be decided with certainty, the policies are intended to provide guidance so that it acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the client’s assets. TIM may engage the services of specialists such as Institutional Shareholder Services or Glass Lewis to provide recommendations to help in evaluating proxy issues and to aid in the administrative aspects of voting and record keeping, and in most cases follows the recommendation of such specialists. Records of TIMs voting decisions are kept for a minimum of 5 years and will be provided to clients upon request. A complete copy of the TIM’s Proxy Voting Policy is available upon request.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

William Blair & Company, LLC

William Blair & Company, L.L.C.

Proxy Voting Policy Statement and Procedures

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the applicable rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

•      William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

•      A William Blair & Company principal or employee currently serves on the company’s Board of Directors.

•      William Blair & Company, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

•      The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

•      If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.

•      If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company, which analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II.

Country	Blocking Begins	Blocking Ends
Argentina	3-7 days before meeting	Day after meeting
Austria	Varies by company; at least 3 days before meeting	Day after meeting
Belgium	3-6 days before the meeting; shares remain blocked until a second call if quorum not met	Day after meeting
Czech Republic	2-7 days before the meeting	Day after meeting
Egypt	3 days prior to meeting	Day after meeting
France	5 days prior to meeting; shares remain blocked if quorum is not met.	Day after meeting
Germany	Upon receipt of instructions	Day after meeting
Greece	5 days prior to meeting	Day after meeting
Hungary	N/A	Day after meeting
Italy	5 days prior to meeting; shares remain blocked if quorum is not met	Day after meeting
Mauritius	Time frames vary	Day after meeting
Morocco	24 hours prior to meeting	Day after meeting
Netherlands	5-6 days before meeting	Day after meeting
Poland	Upon receipt of instructions	Day after meeting
Portugal	Upon receipt of instructions	Day after meeting
Slovak Republic	N/A	Day after meeting
Switzerland	Upon receipt of instructions	Day after meeting
Turkey	7 days before the meeting	Close of business two days after meeting

Source: Institutional Shareholder Services (ISS)

Recordkeeping and Disclosure

Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision on how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy -voting reports will demonstrate William Blair’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II

PART C:  OTHER INFORMATION

ITEM 23.                                               Exhibits

(a).                               (1)                                  Articles of Incorporation of Registrant. Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”) on March 10, 1997.

                                                (2)                                  Amendment to Articles of Incorporation of Registrant dated July 3, 1997.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

                                                (3)                                  Amendment to Articles of Incorporation of Registrant dated July 17, 1997.  Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 17, 1997.

                                                (4)                                  Articles Supplementary of Registrant dated December 29, 1997. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 5, 1998.

                                                (5)                                  Articles Supplementary of Registrant dated August 14, 1998.  Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

                                                (6)                                  Articles Supplementary of Registrant dated December 16, 1998. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1998.

                                                (7)                                  Articles Supplementary of Registrant dated September 23, 1999.  Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 15, 1999.

                                                (8)                                  Articles Supplementary of Registrant dated February 14, 2000.  Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 2, 2000.

                                                (9)                                  Articles Supplementary of Registrant dated May 1, 2000.  Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on August 22, 2000.

                                                (10)                            Articles Supplementary of Registrant dated September 8, 2000.  Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 15, 2000.

                                                (11)                            Articles of Amendment of Registrant dated September 8, 2000.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (12)                            Articles Supplementary of Registrant dated February 27, 2001.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (13)                            Articles of Amendment of Registrant dated February 27, 2001.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (14)                            Articles of Amendment of Registrant dated September 7, 2001.  Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on September 14, 2001.

                                                (15)                            Articles Supplementary of Registrant dated November 30, 2001.  Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 10, 2001.

                                                (16)                            Articles Supplementary of Registrant dated February 26, 2002.  Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2002.

                                                (17)                            Articles of Amendment of Registrant dated April 24, 2002.  Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on April 30, 2002.

                                                (18)                            Articles of Amendment of Registrant dated June 24, 2002.  Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

                                                (19)                            Articles of Amendment of Registrant dated November 12, 2002. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

                                                (20)                            Articles of Amendment of Registrant dated December 19, 2003.  Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 29, 2003.

                                                (21)                            Articles Supplementary of Registrant dated January 27, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (22)                            Articles Supplementary of Registrant dated January 27, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (23)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (24)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004

                                                (25)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (26)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (27)                            Certificate of Correction of Registrant dated February 27, 2004. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (28)                            Articles of Amendment of Registrant dated May 10, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (29)                            Articles Supplementary of Registrant dated September 10, 2004.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                (30)                            Articles of Amendment of Registrant dated August 2, 2005. Incorporated by reference to Registrant’s Registration statement on Form N1-A as filed with the Commission on August 5, 2005.

                (31)         Articles Supplementary of Registrant dated August 2, 2005. Incorporated by reference to Registrant’s Registration statement on Form N1-A as filed with the Commission on August 5, 2005.

                (32)         Articles Supplementary of Registrant dated February 24, 2006*

(b).                              By-laws of Registrant.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

(c).                               None.

(d).                              (1)                                  Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various funds of the Registrant.  Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

                                                (2)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the ASAF William Blair International Growth Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (3)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the Strategic Partners High Yield Bond Fund.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (4)                                  Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and The Dreyfus Corporation for the Strategic Partners Technology Fund.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (5)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the ASAF Goldman Sachs Mid-Cap Growth Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (6)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (7)                      Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (8)                      Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management LLC for the ASAF Marsico Capital Growth Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (9)                      Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the ASAF Goldman Sachs Concentrated Growth Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (10)                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Core Value Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (11)                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Managed Index 500 Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (12)                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the ASAF Alliance Growth and Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (13)                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (14)                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the ASAF PIMCO Total Return Bond Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (15)                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the SPMF Money Market Fund. Incorporated by reference to Post Effective Amendment No.33 to Registrant's Registration statement on Form N1-A filed with the Commission on August 5, 2005.

                                                (16)                            Form of  Sub-Advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Invesments LLC and RS Investment Management, L.P., for the Strategic Partners Small-Cap Growth Fund, formerly Strategic Partners Managed Small-Cap Growth Fund.*

                                                (17)                            Form of  Sub-Advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Invesments LLC and Transamerica Investment Management LLC, for the Strategic Partners Small-Cap Growth Fund, formerly Strategic Partners Managed Small-Cap Growth Fund.*

                                                (18)     Form of Sub-Advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, for the Strategic Partners Equity Income Fund.*

(e).                               (1)                                  Form of Amended and Restated Underwriting and Distribution Agreement between Registrant and American Skandia Marketing, Incorporated.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

                                                (2)                                  Form of Sales Agreement with American Skandia Marketing, Incorporated.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

(f).                                 (1)                                  Form of Deferred Compensation Plan.  Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 2, 2000.

                                                (2)                                  Form of Amendment to Deferred Compensation Plan.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(g)           (1)                                  Form of Custodian Agreement dated July 1, 2005 between Registrant and PFPC Trust Company (PFPC). *

(h).                              (1)                                  Form of Administration Agreement between Registrant and PFPC Inc.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (2)                                  Form of Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (3)                                  Form of Administration Agreement between Registrant and American Skandia Investment Services, Incorporated.  Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on August 22, 2000.

(i).                                  Opinion and Consent of Counsel to Registrant. Incorporated by reference to Post - Effective Admendment No. 33 to Registrant’s Registration statement on Form N1-A as filed with the Commission on August 5, 2005.

(j).                                  (1)                                  Consent of Independent Registered Public Accountanting Firm of Registrant.*

                                                (2)                                  Consent of Caplin & Drysdale.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

                                                (3)                                  Opinion of Caplin & Drysdale.  Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1997.

                                                (4)                                  Consent of Rogers & Wells.  Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on July 9, 1997.

                                                (5)                                  Opinion of Rogers & Wells.  Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 31, 1997.

(k).                               None.

(l).                                  Form of Share Purchase Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

(m).                            (1)                                  Form of Distribution and Service Plan for Class A Shares.  Incorporated by reference to   Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (2)                                  Form of Distribution and Service Plan for Class B Shares.  Incorporated by reference to  Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (3)                                  Form of Distribution and Service Plan for Class C Shares.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (4)                                  Form of Distribution and Service Plan for Class X Shares.  Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on June 4, 1997.

                                                (5)                                  Form of Distribution and Service Plan for New Class X Shares. Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (6)                                  Form of Distribution and Service Plan for Class L Shares.  Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (7)                                  Form of Distribution and Service Plan for Class M Shares.  Incorporated by reference to  Registrant’s Registration Statement on Form N-14 as filed with the Commission on October 14, 2004.

                                                (8)                                  Form of Rule 12b-1 Fee Waiver for Class A Shares.  Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

                (9)           Form of Rule 12b-1 Fee Waiver for Class A Shares.*

(n).                              Form of Rule 18f-3 Plan.  Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 25, 2005.

(p)                                 (1)                                  Form of Code of Ethics of Registrant pursuant to Rule 17j-1 dated April 6, 2005.  Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on August 5, 2005.

                                                (2)                                  Code of Ethics and Personal Trading Policy of Prudential January 9, 2006.*

                                                (3)                      Form of Code of Ethics of Alliance Capital Management L.P.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (4)                      Form of Code of Ethics of American Century Investment Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (5)                      Form of Code of Ethics of Deutsche Asset Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 10, 2001.

                                                (6)                      Form of Code of Ethics of GAMCO Investors, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (7)                      Form of Code of Ethics of Goldman Sachs Asset Management.  Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (8)                      Form of Code of Ethics of INVESCO Funds Group, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (9)                Form of Code of Ethics of Marsico Capital Management, LLC.  Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on April 30, 2002.

                                                (10)                Form of Code of Ethics of Massachusetts Financial Services Company. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (11)                Form of Code of Ethics of Neuberger Berman Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (12)                Form of Code of Ethics of Pacific Investment Management Company LLC.  Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (13)                Form of Code of Ethics of The Dreyfus Corporation. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 23, 2004.

                                                (14)                Form of Code of Ethics of Profund Advisors LLC.  Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on February 28, 2003.

                                                (15)                Form of Code of Ethics of Sanford C. Bernstein & Co., LLC.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (16)                Form of Code of Ethics of T. Rowe Price Associates, Inc.  Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2001.

                                                (17)                Form of Code of Ethics of William Blair & Company LLC.  Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on December 26, 2002.

                                                (18)                      Form of Code of Ethics of Transamerica Investment Management, LLC.

                                                (19)                Form of Code of Ethics of RS Investment Management, L.P.

(q)                                 Powers of Attorney dated September 7, 2005.*

* Filed herewith

ITEM 24.                Persons Controlled By or Under Common Control with Registrant

Registrant is not under common control with any person except to the extent Registrant is deemed to be under the control of its Investment Manager.

ITEM 25.                Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation.  With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article VIII, Paragraph (a)(5) of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-laws, both filed herewith.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Funds under the Investment Management Agreement, reference is made to Section 8 of the Investment Management Agreement filed herewith.

With respect to the Sub-Advisors’ indemnification under the Sub-Advisory Agreements of the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “ICA”), of the Investment Manager and each person, if any, who controls the Investment Manager within the meaning of Section 15 of the 1933 Act, as amended (the “1933 Act”), reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith.

With respect to Registrant’s indemnification of American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (the “Distributors”), its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, and the Distributor’s indemnification of Registrant, its officers and directors and any person who controls Registrant, if any, within the meaning of the 1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement filed herewith.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.                Business and Other Connections of Investment Adviser

ASISI, One Corporate Drive, Shelton, Connecticut and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey serve as co-managers (each an “Investment Manager” and together the “Investment Managers) to the Registrant pursuant to an investment management agreement with the Company on behalf of each Fund.  Information as to the officers and directors of ASISI is included in ASISI’s current Form ADV (File No. 801-40532), including the amendments to such Form ADV, as currently on file with the Commission, the text of which is incorporated herein by reference.  Information as to the officers and directors of PI is included in PI’s current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

The Investment Managers currently engage the following sub-advisors (the “Sub-advisors”) to conduct the investment programs of the funds of the Registrant:  (a) William Blair & Company LLC, 222 West Adams Street, Chicago, IL 60606; (b) American Century Investment Management, Inc., Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111;

(c) Goldman Sachs Asset Management, 32 Old Slip 17th Floor, 1 Financial Square, New York, NY 10005; (d) Neuberger Berman Management Inc. 605 Third Avenue, New York, NY 10158; (e) ProFund Advisors LLC, 7501 Wisconsin Avenue, 10th Floor, Bethesda, MD 20814; (f) Alliance Capital Management L.P., 1345 Avenue of the Americas, New York,

NY 10105; (g) Marsico Capital Management, LLC, 1200 17th Street, Denver, CO 80202; (h) T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 (i) Sanford C. Bernstein & Co., LLC, 767 Fifth Avenue, New York, NY 10153; (j) The Dreyfus Corporation, 200 Park Auenue, New York, New York 10166; (k) RS Investment Management, L.P. 388 Market Street, Suite 1700, San Francisco, California 94111 (l) Transamerica Investment Management, L.L.C., 1150 South Olive Street, 27th Floor, Los Angeles, California 90015; and (m) Prudential Investment Management, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.  Information as to the officers and directors of each of the Sub-advisors is included in each Sub-advisor’s current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

ITEM 27.                Principal Underwriters

American Skandia Marketing, Incorporated, One Corporate Drive, Shelton, Connecticut 06484 and Prudential Investment Management Services, LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 (the “Distributors,” as previously defined) serve as the principal underwriters and distributors for the Registrant.  The Distributors are registered broker-dealers and members of the National Association of Securities Dealers, Inc. The Distributors are “affiliated persons” (as defined under the ICA) of the Registrant and ASISI, being a wholly-owned subsidiary of American Skandia Incorporated.

A.  Prudential Investment Management Services LLC (PIMS):

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Prudential’s Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

(1)                                  The business and other connections of PIM’s sole member (PIFM Holdco, Inc) and Principal officers are listed in its Form BD as currently on file with the securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(2)                                  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

B.             American Skandia Marketing, Incorporated:

(1)                                  The business and other connections of American Skandia Marketing, Incorporated’s directors and principal executive officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 21570), the text of which is hereby incorporated by reference.

(2)           Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.                                               Location of Accounts and Records

                All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of PFPC Trust Company (PFPC), 400 Bellvue Parkway, Wilmington, DE 19809, the Registrant, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at Gateway Center Three, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by PFPC and PMFS.

ITEM 29.                                               Management Services

                None.

ITEM 30.                                               Undertakings

                None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement Pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of February, 2006.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

By:	*Judy A. Rice
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	*Linda W. Bynoe	Director

	*David E.A. Carson	Director

	*Robert F. Gunia	Vice President & Director

	*Robert E. La Blanc	Director

*Douglas H. McCorkindale		Director

	*Richard A. Redeker	Director

*Judy A. Rice		President & Director

*Robin B. Smith		Chairman & Director

	*Stephen G. Stoneburn	Director

*Grace Torres		Treasurer and Principal Financial
and Accounting Officer

	*Clay T. Whitehead	Director

*By:	/s/ Jonathan D. Shain		February 27, 2006
Jonathan D. Shain
Attorney-in-Fact

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Registration Statement Under
The Securities Act of 1933 and
The Investment Company Act of 1940

INDEX TO EXHIBITS

Exhibit Number	Description
(a) (32)	Articles Supplementary of Registrant dated February 24, 2006.

(d) (16)	Form of Sub-Advisory Agreement among American Skandia Investment Services,
Incorporated, Prudential Investments LLC and RS Investment Management, L.P.,
for the Strategic Partners Small-Cap Growth Fund, formerly Strategic Partners
Managed Small-Cap Growth Fund.

(d)(17)	Form of Sub-Advisory Agreement among American Skandia Investment Services,
Incorporated, Prudential Investments LLC and Transamerica Investment Management,
LLC, for the Strategic Partners Small-Cap Growth Fund, formerly Strategic Partners
Managed Small-Cap Growth Fund.

(d)(18)	Form of Sub-Advisory Agreement among American Skandia Investment Services,
Incorporated, Prudential Investments LLC and T. Rowe Price Associates, for the
Strategic Partners Equity Income Fund.

(j)	Consent of Independent Registered Public Accounting Firm of Registrant.

(g) (1)	Form of Custodian Agreement dated July 1, 2005 between Registrant and PFPC Trust
Company (PFPC).

(m) (9)	Form of Rule 12b-1 Fee Waiver for Class A Shares.

(p) (2)	Code of Ethics and Personal Trading Policy of Prudential January 9, 2006.

(p)(18)	Form of Code of Ethics of Transamerica Investment Management, LLC.

(p)(19)	Form of Code of Ethics of RS Investment Management, L.P.

(q)	Powers of Attorney dated September 7, 2005.